[front cover]

December 31, 2002

American Century Variable Portfolios
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge]

VP Capital Appreciation

[american century logo and text logo (reg. sm)]

[inside front cover]

Market Perspective ........................................................    1

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   19
Background Information

Market Perspective from Jim Stowers III

[photo of Jim Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

The year ended December 31, 2002 was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe.

While the S&P 500 Index's 22.10% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell 27.88%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped
30.26%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A WEAK START

The stock market stumbled out of the gate in 2002 and did not recover. Though the year opened with the economy showing signs that it was emerging from recession, corporate profits remained weak, and the rally that started in late
2001 stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative developments drove a punishing decline that saw the S&P 500 lose more than 15% of its value between Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

An October-November rally provided a brief respite from the turmoil. Stocks bounced off of five-year lows as investors temporarily set aside their concerns and jumped back into the telecommunications and technology-related issues that had been among the market's worst performers during the first nine months of the year. Although the rally faltered in December, it was strong enough to propel the S&P 500 to an 8.44% gain for the year's final three months.

LOOKING AHEAD

At this stage, it's difficult to know if the stock market's fourth-quarter rise was an aberration or the beginning of a sustainable rebound. There are indications that the economy is continuing to grow, and we're encouraged by efforts in Washington to provide additional

===============================================================================
MARKET RETURNS

For the 12 months ended December 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -22.10%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                            -14.51%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -20.48%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                         ------
                                                                         1

Market Perspective

economic stimulus. Perhaps more importantly, we've also seen corporate profits begin to rebound from very weak levels. That said, we must also recognize that a pause in the economy's progress, continuing uncertainty about war, or other factors could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment success depends on getting it right, one company at a time -- the very approach that guides our domestic growth discipline. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment  experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues, and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision they make will be predicated on providing you with solid long-term results.

===============================================================================
MARKET PERFORMANCE--GROWTH OF $1.00

For the 12 months ended December 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

VP Capital Appreciation - Performance

 TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                      S&P MIDCAP
                     VP CAPITAL    RUSSELL MIDCAP     400/BARRA        S&P 500
                    APPRECIATION    GROWTH INDEX     GROWTH INDEX       INDEX
--------------------------------------------------------------------------------
   6 months(1)        -12.31%          -9.59%          -10.19%         -10.30%
--------------------------------------------------------------------------------
   1 Year             -21.20%         -27.41%          -19.17%         -22.10%
--------------------------------------------------------------------------------
================================================================================
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years            -14.82%         -20.02%           -6.71%         -14.55%
--------------------------------------------------------------------------------
   5 Years             -0.10%          -1.82%            7.11%          -0.59%
--------------------------------------------------------------------------------
   10 Years             2.79%           6.71%           11.33%           9.34%
--------------------------------------------------------------------------------
   Life of Fund         6.12%          11.07%(2)        N/A(3)          11.96%(2)
--------------------------------------------------------------------------------

The portfolio's inception date is 11/20/87.

(1) Returns for periods less than one year are not annualized.

(2) Since 11/30/87, the date nearest the portfolio's inception for which data are available.

(3) Benchmark began 6/28/91.

See pages 22-25 for information about indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.

                                                                    (continued)

                                                                         ------
                                                                         3
VP Capital Appreciation - Performance
GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made December 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended December 31

--------------------------------------------------------------------------------
                        1993      1994       1995       1996       1997
--------------------------------------------------------------------------------
VP Capital
Appreciation           10.31%    -1.17%     31.10%     -4.32%     -3.26%
--------------------------------------------------------------------------------
Russell Midcap
Growth Index           11.19%    -2.16%     33.98%     17.48%     22.54%
--------------------------------------------------------------------------------
S&P MidCap
400/BARRA
Growth Index           13.67%    -6.98%     27.30%     18.46%     30.27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        1998       1999       2000       2001      2002
--------------------------------------------------------------------------------
VP Capital
Appreciation           -2.16%     64.52%      9.03%   -28.07%    -21.20%
--------------------------------------------------------------------------------
Russell Midcap
Growth Index           17.86%     51.29%    -11.75%   -20.15%    -27.41%
--------------------------------------------------------------------------------
S&P MidCap
400/BARRA
Growth Index           34.86%     28.74%      9.16%    -7.97%    -19.17%
--------------------------------------------------------------------------------

The charts on the performance pages give historical return data for VP Capital
Appreciation. Returns for the indices are provided for comparison. VP Capital
Appreciation's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

VP Capital Appreciation -
Performance Review

[photo of Kurt Stalzer and Linda Peterson]

A performance summary from Kurt Stalzer and Linda Peterson, portfolio managers on the VP Capital Appreciation investment team.

OUR RESULTS

VP Capital Appreciation fell 21.20% during the twelve months ending December 31,
2002, beating its new benchmark, the Russell Midcap Growth Index, which sank
27.41%.

In January, American Century's Investment Oversight Committee  (IOC) approved the Russell Midcap Growth Index as the new benchmark for VP Capital
Appreciation. The IOC made the change because the index's higher mid-cap weighting offered a better representation of the stocks  that we consider for the portfolio and provided a more accurate yardstick by which to measure VP
Capital Appreciation's performance.

AN UNFORGIVING MARKET

VP Capital Appreciation outperformed its benchmark during a time in which the stock market was battered by accounting scandals, dim profit outlooks, a weak economic recovery, and the omnipresent threats of war and terrorism. The punishing decline was punctuated by sentiment-driven rallies, the most dramatic of which occurred from the market's low on October 9 through the end of November.

Gains during the October-November rally were concentrated in the areas hit hardest by the bear market -- the technology and telecommunications sectors. We found little fundamental improvement in these companies to justify the sentiment shift. In fact, the market backpedaled in December. In the end, the advances were not enough to overcome the year's merciless sell-off.

In this volatile market, our priority was to identify businesses with accelerating fundamental growth and predictable revenue streams. We strove to own a range of quality growth stocks that could help the portfolio ride out the storm. We believe VP Capital Appreciation's performance compared to its benchmark demonstrated the merit of our approach.

DODGING THE BEAR

In a difficult environment, we uncovered companies that had the ability to raise prices. Ball Corp. was a top performer in the portfolio. This manufacturer of packaging, primarily for food and

===============================================================================
PORTFOLIO AT A GLANCE
===============================================================================
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                        $260.9 million
-------------------------------------------------------------------------------
===============================================================================
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
No. of Holdings                              95                    81
-------------------------------------------------------------------------------
P/E Ratio                                   29.5                  35.6
-------------------------------------------------------------------------------
Median Market                               $3.3                  $2.9
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $4.5                  $5.1
Market Capitalization                      billion              billion(
-------------------------------------------------------------------------------
Portfolio Turnover                          124%                  149%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         5

VP Capital Appreciation -
Performance Review

beverage companies, weathered several years of consolidation in the packaging industry. We think Ball is now in a position to charge more for its products and improve its cash flows and earnings.

Investments in the energy sector also generated positive returns. The specter of war with Iraq propped up oil prices for most of the year. Moreover, an oil workers strike in Venezuela, a country that produces a significant percentage of the world's oil supply, helped prices move sharply higher in the fourth

================================================================================
TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        12/31/02               6/30/02
--------------------------------------------------------------------------------
Affiliated Computer
Services Inc.                             3.0%                  2.7%
--------------------------------------------------------------------------------
Westwood One, Inc.                        2.9%                  1.8%
--------------------------------------------------------------------------------
Cooper Cameron Corp.                      2.7%                  1.8%
--------------------------------------------------------------------------------
Alliant Techsystems Inc.                  2.7%                  1.6%
--------------------------------------------------------------------------------
Accredo Health Inc.                       2.5%                  1.3%
--------------------------------------------------------------------------------
Omnicare, Inc.                            2.2%                  3.0%
--------------------------------------------------------------------------------
American Standard
Companies Inc.                            2.1%                  1.6%
--------------------------------------------------------------------------------
Microchip Technology Inc.                 2.0%                  2.5%
--------------------------------------------------------------------------------
Bard (C.R.), Inc.                         1.9%                   --
--------------------------------------------------------------------------------
Teva Pharmaceutical
Industries Ltd. ADR                       1.8%                  0.7%
--------------------------------------------------------------------------------

================================================================================
TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        12/31/02               6/30/02
--------------------------------------------------------------------------------
Medical Products
& Supplies                                8.8%                  5.1%
--------------------------------------------------------------------------------
Information Services                      8.5%                  6.6%
--------------------------------------------------------------------------------
Medical Providers
& Services                                7.0%                  7.8%
--------------------------------------------------------------------------------
Media                                     6.1%                  5.0%
--------------------------------------------------------------------------------
Oil Services                              6.1%                  5.6%
--------------------------------------------------------------------------------

quarter. Oil services companies, such as Cooper Cameron, which provide products and services used by drillers, saw their stock prices rise in tandem with commodity prices.

Following an extended period of shrinking advertising sales due to the sluggish economy, we identified media companies enjoying the beginning of a recovery in advertising spending. In particular, our holdings in radio broadcasters were lifted by steadily improving revenue growth as advertising demand firmed.

UNDERWEIGHT TECHNOLOGY

In a bear market, success often results from what you don't own. Our relatively light weighting in the technology sector aided performance throughout the year as our company-by-company approach steered us away from non-accelerating businesses in the sector. However, the decline in this area was so pronounced that not even the fourth-quarter rally could prevent tech issues from ranking among the portfolio's top detractors for the year.

Semiconductor stocks advanced in early 2002 when optimism was high that the technology sector had bottomed and demand was beginning to turn up. But they were among the first to fall when tech earnings did not rebound as fast as expected. Companies possessing broad customer bases, such as Microchip
Technology, held up best. On the other hand, Cirrus Logic, a supplier of high-performance chips for consumer entertainment electronics, declined when the company reduced its revenue  forecast due to disappointing sales  of game consoles.

                                                                    (continued)

------
     6

VP Capital Appreciation -
Performance Review

Even technology resellers were impacted by the cautious IT spending environment.
Computer-equipment distributor Insight Enterprises came under pressure from concern that its business customers were reining in spending as well as from questions regarding a recent acquisition.

Investments in the information services industry also held back results. The weak economy caused many corporations to shun new technology expenditures, which restrained earnings growth at computer-services companies. The industry came under additional pressure late in the third quarter when a prominent outsourcing specialist warned of a profit and revenue shortfall.

An area in the tech sector that proved rewarding for most of the year was the defense and aerospace industry. Shares of defense contractors rose as the government stepped up procurement spending, a result of the largest military budget increase in nearly 20 years.

MIXED RESULTS FROM HEALTH CARE

It was a difficult period for investors in the health care sector. Drug and biotechnology companies, such as Enzon, were bruised when revenues on key drugs did not meet investor expectations and by a bottleneck at the FDA that delayed new drug approvals. Medical providers were hurt by proposed legislation that would cut their reimbursements for treating patients on Medicare as well as by government investigations into billing practices.

On the positive side, the portfolio profited from investments in manufacturers of medical products. Throughout the year, we reduced our weighting in the health care sector and shifted our exposure away from providers of services and toward manufacturers of medical products and supplies. Steris Corp. was a leading contributor to performance. The company benefited from an upswing in capital expenditures on sterilization equipment by health care and pharmaceutical facilities.

STAYING THE COURSE

We are encouraged by fourth-quarter earnings reports and by the resilience the market recently demonstrated. However, many companies continue to grapple with excess capacity, stiff competition, and lack of pricing power. In addition, geopolitical issues continue to haunt the financial markets and the near-term economic outlook.

Regardless of how long it takes for the market to gain some additional traction, we will adhere to our investment process and search for investment opportunities among mid-sized companies that appear able to sustain or improve their accelerating growth rates. We believe judicious stock selection following a thorough review of the fundamentals can position VP Capital Appreciation for long-term outperformance.

===============================================================================
TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                         AS OF                 AS OF
===============================================================================
                                        12/31/02               6/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks
and Futures                              92.9%                 91.2%
-------------------------------------------------------------------------------
Foreign Stocks                            2.7%                  2.7%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    95.6%                 93.9%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          4.4%                  6.1%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

VP Capital Appreciation -
Schedule of Investments

DECEMBER 31, 2002

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS - 92.4%

BANKS - 0.3%
--------------------------------------------------------------------------------
           18,800    Commerce Bancorp, Inc.                        $   811,972
--------------------------------------------------------------------------------

BIOTECHNOLOGY - 2.0%
--------------------------------------------------------------------------------
           91,600    CV Therapeutics, Inc.(1)                        1,672,616
-------------------------------------------------------------------------------
          107,300    Gilead Sciences, Inc.(1)                        3,638,007
-------------------------------------------------------------------------------
                                                                     5,310,623
-------------------------------------------------------------------------------

CHEMICALS - 3.5%
--------------------------------------------------------------------------------
           50,600    Avery Dennison Corp.                            3,090,648
-------------------------------------------------------------------------------
          180,300    Pactiv Corporation(1)                           3,941,358
-------------------------------------------------------------------------------
           47,000    Valspar Corp.                                   2,076,460
-------------------------------------------------------------------------------
                                                                     9,108,466
-------------------------------------------------------------------------------

CLOTHING STORES - 2.1%
--------------------------------------------------------------------------------
          156,000    Foot Locker Inc.(1)                             1,638,000
-------------------------------------------------------------------------------
           83,600    Gap, Inc. (The)                                 1,297,472
-------------------------------------------------------------------------------
          136,800    Pacific Sunwear of California(1)                2,420,676
-------------------------------------------------------------------------------
                                                                     5,356,148
-------------------------------------------------------------------------------

COMPUTER HARDWARE
& BUSINESS MACHINES - 5.1%
-------------------------------------------------------------------------------
          188,065    American Power
                     Conversion Corp.(1)                             2,850,125
-------------------------------------------------------------------------------
           73,309    Avocent Corp.(1)                                1,634,791
-------------------------------------------------------------------------------
           53,600    Diebold, Inc.                                   2,209,392
-------------------------------------------------------------------------------
           63,765    Imation Corporation(1)                          2,236,876
-------------------------------------------------------------------------------
          137,300    Pinnacle Systems, Inc.(1)                       1,875,518
-------------------------------------------------------------------------------
          100,600    Seagate Technology(1)                           1,079,438
-------------------------------------------------------------------------------
           23,126    Zebra Technologies
                     Corp. Cl A(1)                                   1,327,432
-------------------------------------------------------------------------------
                                                                    13,213,572
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - 1.2%
---------------------------------------------------------------------
                      63,900    Intuit Inc.(1)                       3,000,425
-------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY - 0.5%
--------------------------------------------------------------------------------
           26,200    Lennar Corp.                                    1,351,920
-------------------------------------------------------------------------------

CONSUMER DURABLES - 0.3%
--------------------------------------------------------------------------------
           15,000    Mohawk Industries, Inc.(1)                        854,250
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 3.5%
--------------------------------------------------------------------------------
          111,425    Alliant Techsystems Inc.(1)                     6,947,349
-------------------------------------------------------------------------------
           37,400    Lockheed Martin Corp.                           2,159,850
-------------------------------------------------------------------------------
                                                                     9,107,199
-------------------------------------------------------------------------------

DEPARTMENT STORES - 2.2%
--------------------------------------------------------------------------------
          142,200    Dollar Tree Stores, Inc.(1)                     3,500,964
-------------------------------------------------------------------------------
           71,400    Family Dollar Stores, Inc.                      2,228,394
-------------------------------------------------------------------------------
                                                                     5,729,358
-------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

DRUGS - 1.8%
-------------------------------------------------------------------------------
          122,374  Teva Pharmaceutical
                   Industries Ltd. ADR                            $  4,723,636
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 0.9%
-------------------------------------------------------------------------------
            43,700   Dover Corp.                                     1,274,292
-------------------------------------------------------------------------------
           118,900   Flextronics International
                      Ltd. ADR(1)                                      972,008
-------------------------------------------------------------------------------
                                                                     2,246,300
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 3.0%
-------------------------------------------------------------------------------
            41,900   EOG Resources Inc.                              1,672,648
-------------------------------------------------------------------------------
            69,100   Ocean Energy, Inc.                              1,379,927
-------------------------------------------------------------------------------
            58,300   Pioneer Natural Resources Co.(1)                1,472,075
-------------------------------------------------------------------------------
           134,200   XTO Energy Inc.                                 3,314,740
-------------------------------------------------------------------------------
                                                                     7,839,390
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES - 1.8%
-------------------------------------------------------------------------------
           93,600   Republic Services, Inc. Cl A(1)                  1,963,728
-------------------------------------------------------------------------------
           85,500   Stericycle, Inc.(1)                              2,747,543
-------------------------------------------------------------------------------
                                                                     4,711,271
-------------------------------------------------------------------------------

FOOD & BEVERAGE - 2.0%
-------------------------------------------------------------------------------
           52,100  American Italian
                   Pasta Co. Cl A(1)                                 1,874,558
-------------------------------------------------------------------------------
           97,100  Performance Food
                   Group Co.(1)                                      3,296,545
-------------------------------------------------------------------------------
                                                                     5,171,103
-------------------------------------------------------------------------------

HEAVY MACHINERY - 0.3%
-------------------------------------------------------------------------------
           17,200   Deere & Co.                                        788,620
-------------------------------------------------------------------------------

HOTELS - 1.0%
-------------------------------------------------------------------------------
          104,900   Hilton Hotels Corp.                              1,333,279
-------------------------------------------------------------------------------
           40,500   MGM Mirage(1)                                    1,335,285
-------------------------------------------------------------------------------
                                                                     2,668,564
-------------------------------------------------------------------------------

INDUSTRIAL PARTS - 5.1%
-------------------------------------------------------------------------------
           75,300   American Standard
                    Companies Inc.(1)                                5,356,843
-------------------------------------------------------------------------------
           77,900   Black & Decker Corporation                       3,341,131
-------------------------------------------------------------------------------
           84,125   Fastenal Company                                 3,145,854
-------------------------------------------------------------------------------
           13,500   Grainger (W.W.), Inc.                              695,925
-------------------------------------------------------------------------------
           18,002   Ingersoll-Rand Company                             775,166
-------------------------------------------------------------------------------
                                                                    13,314,919
-------------------------------------------------------------------------------

INDUSTRIAL SERVICES - 1.4%
-------------------------------------------------------------------------------
          111,053   Manpower Inc.                                    3,542,591
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     8

VP Capital Appreciation -
Schedule of Investments

DECEMBER 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

INFORMATION SERVICES - 8.5%
--------------------------------------------------------------------------------
          147,900    Affiliated Computer
                     Services Inc.(1)                             $  7,786,934
--------------------------------------------------------------------------------
           98,900    ChoicePoint Inc.(1)                             3,905,561
-------------------------------------------------------------------------------
          119,638    Corporate Executive
                     Board Co. (The)(1)                              3,846,960
-------------------------------------------------------------------------------
           71,433    Getty Images Inc.(1)                            2,182,278
-------------------------------------------------------------------------------
          107,900    Paychex, Inc.                                   3,012,029
-------------------------------------------------------------------------------
           43,500    Pec Solutions Inc.(1)                           1,306,305
-------------------------------------------------------------------------------
                                                                    22,040,067
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 1.3%
--------------------------------------------------------------------------------
          113,400    Aflac Inc.                                      3,415,608
--------------------------------------------------------------------------------

MEDIA - 6.1%
--------------------------------------------------------------------------------
           84,100    Cox Radio Inc. Cl A(1)                          1,918,321
-------------------------------------------------------------------------------
          155,100    Cumulus Media Inc.(1)                           2,297,807
-------------------------------------------------------------------------------
           90,500    Entercom Communications
                     Corp.(1)                                        4,246,260
-------------------------------------------------------------------------------
          199,800    Westwood One, Inc.(1)(2)                        7,464,527
-------------------------------------------------------------------------------
                                                                    15,926,915
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 8.8%
--------------------------------------------------------------------------------
           49,900    Alcon, Inc.(1)                                  1,968,555
-------------------------------------------------------------------------------
           86,100    Bard (C.R.), Inc.                               4,993,799
-------------------------------------------------------------------------------
           54,800    Boston Scientific Corp.(1)                      2,330,096
-------------------------------------------------------------------------------
           77,000    Cooper Companies, Inc. (The)                    1,926,540
-------------------------------------------------------------------------------
           33,400    Dentsply International Inc.                     1,241,144
-------------------------------------------------------------------------------
           83,700    Edwards Lifesciences
                     Corporation(1)                                  2,131,839
-------------------------------------------------------------------------------
           58,629    Henry Schein, Inc.(1)                           2,641,236
-------------------------------------------------------------------------------
           40,200    St. Jude Medical, Inc.(1)                       1,596,744
-------------------------------------------------------------------------------
          151,500    Steris Corp.(1)                                 3,673,875
-------------------------------------------------------------------------------
           33,000    Thermo Electron Corp.(1)                          663,960
-------------------------------------------------------------------------------
                                                                    23,167,788
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 7.0%
--------------------------------------------------------------------------------
          184,422    Accredo Health Inc.(1)                          6,510,096
-------------------------------------------------------------------------------
           27,900    First Health Group Corp.(1)                       679,505
-------------------------------------------------------------------------------
          140,300    Health Management
                     Associates, Inc. Cl A                           2,511,370
-------------------------------------------------------------------------------
           90,400    LifePoint Hospitals Inc.(1)                     2,703,412
-------------------------------------------------------------------------------
          242,474    Omnicare, Inc.                                  5,778,155
-------------------------------------------------------------------------------
                                                                    18,182,538
-------------------------------------------------------------------------------

MINING & METALS - 1.3%
--------------------------------------------------------------------------------
           66,900    Ball Corporation                                3,424,611
-------------------------------------------------------------------------------

MOTOR VEHICLES & PARTS - 1.5%
--------------------------------------------------------------------------------
           74,600    Genuine Parts Company                           2,297,680
-------------------------------------------------------------------------------
           34,100    Harley-Davidson, Inc.                           1,575,420
-------------------------------------------------------------------------------
                                                                     3,873,100
-------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

OIL SERVICES - 6.1%
-------------------------------------------------------------------------------
           98,300   BJ Services Co.(1)                            $  3,176,073
-------------------------------------------------------------------------------
          142,400   Cooper Cameron Corp.(1)                          7,094,367
-------------------------------------------------------------------------------
           85,500   ENSCO International Inc.                         2,517,975
-------------------------------------------------------------------------------
           78,400   Weatherford International Ltd.(1)                3,130,512
-------------------------------------------------------------------------------
                                                                    15,918,927
-------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 0.7%
-------------------------------------------------------------------------------
           12,500   MGIC Investment Corp.                              516,250
-------------------------------------------------------------------------------
           38,200   Radian Group Inc.                                1,419,130
-------------------------------------------------------------------------------
                                                                     1,935,380
-------------------------------------------------------------------------------

RAILROADS - 0.5%
-------------------------------------------------------------------------------
           31,700   Canadian National Railway Co. ORD                1,314,022
-------------------------------------------------------------------------------

RESTAURANTS - 0.5%
-------------------------------------------------------------------------------
           57,700   Yum! Brands, Inc.(1)                             1,397,494
-------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT - 3.7%
-------------------------------------------------------------------------------
           44,953   Affiliated Managers Group Inc.(1)                2,261,136
-------------------------------------------------------------------------------
           41,000   Alliance Capital Management
                    Holding L.P.                                     1,271,000
-------------------------------------------------------------------------------
          117,900   Franklin Resources, Inc.                         4,018,032
-------------------------------------------------------------------------------
           41,000   Legg Mason, Inc.                                 1,990,140
-------------------------------------------------------------------------------
                                                                     9,540,308
-------------------------------------------------------------------------------

SEMICONDUCTOR - 4.4%
-------------------------------------------------------------------------------
           32,000   KLA-Tencor Corp.(1)                              1,130,080
-------------------------------------------------------------------------------
           74,800   Linear Technology Corp.                          1,921,238
-------------------------------------------------------------------------------
           82,659   Maxim Integrated Products, Inc.                  2,730,227
-------------------------------------------------------------------------------
          218,250   Microchip Technology Inc.                        5,337,304
-------------------------------------------------------------------------------
           25,000   Power Integrations, Inc.(1)                        426,250
-------------------------------------------------------------------------------
                                                                    11,545,099
-------------------------------------------------------------------------------

SPECIALTY STORES - 3.2%
-------------------------------------------------------------------------------
           72,900   Insight Enterprises, Inc.(1)                       607,622
-------------------------------------------------------------------------------
          160,200   PETCO Animal Supplies, Inc.(1)                   3,754,287
-------------------------------------------------------------------------------
           37,000   Pier 1 Imports, Inc.                               700,410
-------------------------------------------------------------------------------
          112,341   Staples, Inc.(1)                                 2,054,155
-------------------------------------------------------------------------------
           49,000   Tiffany & Co.                                    1,171,590
-------------------------------------------------------------------------------
                                                                     8,288,064
-------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 0.8%
-------------------------------------------------------------------------------
           75,500   Arkansas Best Corporation(1)                     1,961,868
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $228,860,159)                                                240,782,116
-------------------------------------------------------------------------------
===============================================================================
TEMPORARY CASH INVESTMENTS -
===============================================================================
SEGREGATED FOR FUTURES* - 3.2%

Repurchase Agreement, Goldman Sachs & Co.,
(U.S. Treasury obligations), in a
joint trading  account at 1.05%,
dated 12/31/02, due 1/2/03
(Delivery value $8,285,283)
(Cost $8,284,800)                                                    8,284,800
-------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         ------
                                                                         9

VP Capital Appreciation -
Schedule of Investments

DECEMBER 31, 2002

                                                                       Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS - 4.4%

Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury
obligations),  in a joint trading account at 1.03%,
dated 12/31/02, due 1/2/03
(Delivery value $6,300,361)                                       $  6,300,000
--------------------------------------------------------------------------------

Repurchase Agreement, Goldman Sachs & Co.,
(U.S. Treasury obligations), in a
joint trading  account at 1.05%, dated 12/31/02,
due 1/2/03 (Delivery value $4,715,475)                               4,715,200
--------------------------------------------------------------------------------

                                                                       Value
-------------------------------------------------------------------------------

Repurchase Agreement, Merrill Lynch & Co., Inc.,
(U.S. Treasury obligations),
in a joint trading  account at 1.03%, dated 12/31/02,
due 1/2/03 (Delivery value $500,029)                              $    500,000
-------------------------------------------------------------------------------

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $11,515,200)                                                  11,515,200
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $248,660,159)                                               $260,582,116
===============================================================================

EQUITY FUTURES CONTRACTS*
                                              Underlying Face
    Purchased              Expiration Date    Amount at Value   Unrealized Loss
--------------------------------------------------------------------------------
32  Nasdaq 100 Futures       March 2003         $3,148,800        $(141,272)
--------------------------------------------------------------------------------
24  S&P 400 MidCap Futures   March 2003          5,136,000          (46,135)
--------------------------------------------------------------------------------
                                                $8,284,800        $(187,407)
                                            ====================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

================================================================================
NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the borker as initial margin on futures contracts.

See Notes to Financial Statements.

------
   10

Statement of Assets and Liabilities

DECEMBER 31, 2002
================================================================================

ASSETS
--------------------------------------------------------------------
Investment securities, at value (cost of $248,660,159)             $260,582,116
--------------------------------------------------------------------
Cash                                                                    215,803
--------------------------------------------------------------------
Receivable for investments sold                                         465,273
--------------------------------------------------------------------
Dividends and interest receivable                                        55,115
--------------------------------------------------------------------------------
                                                                    261,318,307
--------------------------------------------------------------------------------
================================================================================
LIABILITIES
--------------------------------------------------------------------
Payable for investments purchased                                       174,846
--------------------------------------------------------------------
Payable for variation margin on future contracts                         21,000
--------------------------------------------------------------------
Accrued management fees                                                 225,828
--------------------------------------------------------------------------------
                                                                        421,674
--------------------------------------------------------------------------------

NET ASSETS                                                         $260,896,633
================================================================================
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                          100,000,000
================================================================================
Outstanding                                                          44,170,652
================================================================================

NET ASSET VALUE PER SHARE                                                 $5.91
================================================================================
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $406,664,509
--------------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                  (157,502,426)
--------------------------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and liabilities in foreign currencies      11,734,550
--------------------------------------------------------------------------------
                                                                   $260,896,633
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         11

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
================================================================================
INVESTMENT LOSS

INCOME:
--------------------------------------------------------------------
Dividends                                                         $   1,053,021
--------------------------------------------------------------------
Interest                                                                409,928
--------------------------------------------------------------------------------
                                                                      1,462,949
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                       3,264,361
--------------------------------------------------------------------
Directors' fees and expenses                                              3,687
--------------------------------------------------------------------------------
                                                                      3,268,048
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                  (1,805,099)
--------------------------------------------------------------------------------
================================================================================
REALIZED AND UNREALIZED LOSS

Net realized loss on investment
and foreign currency transactions                                   (40,039,318)
--------------------------------------------------------------------
Change in net unrealized appreciation
on investments and translation of assets
and liabilities in foreign currencies                               (37,413,132)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                    (77,452,450)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(79,257,549)
================================================================================

See Notes to Financial Statements.

------
    12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------

DECREASE IN NET ASSETS                                   2002          2001
================================================================================
OPERATIONS
---------------------------------------------------------
Net investment loss                                 $(1,805,099)   $(1,754,704)
---------------------------------------------------------
Net realized loss                                   (40,039,318)  (116,184,490)
---------------------------------------------------------
Change in net unrealized appreciation               (37,413,132)   (69,987,410)
--------------------------------------------------------------------------------
Net decrease in net assets resulting
from operations                                     (79,257,549)  (187,926,604)
--------------------------------------------------------------------------------
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains                                     --    (196,755,584)
--------------------------------------------------------------------------------
================================================================================
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                            38,061,436    156,536,269
Proceeds from reinvestment of distributions                  --    196,755,584
Payments for shares redeemed                        (99,718,954)
                                                                  (283,652,873)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                          (61,657,518)    69,638,980
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                         (140,915,067)  (315,043,208)
================================================================================
NET ASSETS

Beginning of period                                 401,811,700    716,854,908
--------------------------------------------------------------------------------
End of period                                      $260,896,633   $401,811,700
================================================================================
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
---------------------------------------------------------
Sold                                                  5,510,588     17,302,798
---------------------------------------------------------
Issued in reinvestment of distributions                      --     21,934,846
---------------------------------------------------------
Redeemed                                            (14,915,998)   (31,084,398)
--------------------------------------------------------------------------------
Net increase (decrease)                              (9,405,410)     8,153,246
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         13

Notes to Financial Statements

DECEMBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The fund pursues its objective by investing primarily in common stocks that are considered by management to have better-than-average prospects for appreciation.
The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase

                                                                    (continued)

------
    14

Notes to Financial Statements

DECEMBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

At December 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $151,540,809 (expiring in 2009 through 2010), which may be used to offset future taxable gains.

The fund has elected to treat $2,938,902 of net capital losses incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements.  Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month.

The annual management fee schedule for the fund is as follows:

FUND AVERAGE NET ASSETS
----------------------------------------
First $500 million               1.00%
----------------------------------------
Next $500 million                0.95%
----------------------------------------
Over $1 billion                  0.90%
----------------------------------------

The effective annual management fee for the year ended December 31, 2002 was
1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

                                                                    (continued)

                                                                         ------
                                                                         15

Notes to Financial Statements

DECEMBER 31, 2002

 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $373,082,300 and $430,525,482, respectively.

At December 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

Federal tax cost of investments                                   $251,870,281
================================================================================
Gross tax appreciation of investments                              $21,828,121
--------------------------------------------------------------------
Gross tax depreciation of investments                              (13,116,286)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $ 8,711,835
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

 4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

------
    16

VP Capital Appreciation -
Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------
                                  2002        2001        2000        1999        1998
========================================================================================
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $7.50      $15.78      $14.84       $9.02       $9.68
----------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------------
  Net Investment Loss            (0.04)      (0.03)      (0.05)      (0.05)      (0.01)
-------------------------------
  Net Realized and
 Unrealized Gain (Loss)          (1.55)      (3.64)       1.47        5.87       (0.17)
----------------------------------------------------------------------------------------
  Total From
  Investment Operations          (1.59)      (3.67)       1.42        5.82       (0.18)
----------------------------------------------------------------------------------------
Distributions
-------------------------------
  From Net Realized Gains           --       (4.61)      (0.48)         --       (0.48)
----------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $5.91       $7.50      $15.78      $14.84       $9.02
========================================================================================
  TOTAL RETURN(1)               (21.20)%    (28.07)%      9.03%      64.52%      (2.16)%
========================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets              1.00%        1.00%      0.98%       1.00%       1.00%
-------------------------------
Ratio of Net Investment Loss
to Average Net Assets            (0.55)%      (0.35)%    (0.31)%     (0.41)%     (0.07)%
-------------------------------
Portfolio Turnover Rate             124%         149%       128%        119%        206%
-------------------------------
Net Assets, End of Period
(in thousands)                  $260,897     $401,812   $716,855    $607,263    $448,701
----------------------------------------------------------------------------------------

(1) Total return assumes reinvestment of net investment income and capital gains distributions, if any.

See Notes to Financial Statements.

                                                                         ------
                                                                         17

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund, (the "Fund"), one
of the funds comprising American Century Variable Portfolios, Inc., as of
December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Capital Appreciation Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

------
    18

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors  are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Allied Motion
Technologies, Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years.
    Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds.
    He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                                    (continued)

                                                                         ------
                                                                         19

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (64)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer, and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    20

Management

OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of  other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and
Assistant Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000 to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC
(February 2000to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC
(July 1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

                                                                         ------
                                                                         21

Background Information

PORTFOLIO MANAGERS
===============================================================================
 VP CAPITAL APPRECIATION
-------------------------------------------------------------------------------
    Kurt Stalzer
-------------------------------------------------------------------------------
    Linda Peterson, CFA
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies:

VP CAPITAL APPRECIATION seeks capital growth over time by investing in growth companies. Although the fund may purchase securities across all capitalization ranges, since mid-1996 VP Capital Appreciation has invested mainly in the securities of medium-sized firms with accelerating growth. Such a strategy results in volatility over the short term and offers the potential for long-term growth.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered leading firms in leading industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock performance.

                                                                    (continued)

------
    22

Background Information

The NASDAQ COMPOSITE is a market capitalization, price-only index that reflects the aggregate performance of domestic common stocks traded on the regular Nasdaq market, as well as national market system-traded foreign common stocks and
American Depositary Receipts. It is considered to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

The S&P MIDCAP 400 INDEX represents the medium capitalization sector of the U.S.
market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

The S&P MIDCAP 400/BARRA GROWTH INDEX was created by Standard & Poor's and
BARRA. The index divides the S&P MidCap 400 into two mutually exclusive groups based on price/book ratios. The half of the S&P MidCap 400 with higher ratios falls into the growth index, while a value index tracks the performance of the other half. Similar growth and value indices are available for the S&P 500.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $420 million.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

                                                                         ------
                                                                         23

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$9.2 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------
    24

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's  market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                         ------
                                                                         25

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

------
    26

Notes

                                                                         ------
                                                                         27

Notes

------
    28

[inside back cover -- blank]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0302                              American Century Investment Services, Inc.
SH-ANN-32888                      (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century Variable Portfolios
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of bridge]

VP Vista

[american century logo and text logo (reg. sm)]

[inside front cover]

Market Perspective ........................................................    1

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   18
Background Information

Market Perspective from Jim Stowers III

[photo of Jim Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

The year ended December 31, 2002 was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe.

While the S&P 500 Index's 22.10% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell 27.88%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped
30.26%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A WEAK START

The stock market stumbled out of the gate in 2002 and did not recover. Though the year opened with the economy showing signs that it was emerging from recession, corporate profits remained weak, and the rally that started in late
2001 stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative developments drove a punishing decline that saw the S&P 500 lose more than 15% of its value between Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

An October-November rally provided a brief respite from the turmoil. Stocks bounced off of five-year lows as investors temporarily set aside their concerns and jumped back into the telecommunications and technology-related issues that had been among the market's worst performers during the first nine months of the year. Although the rally faltered in December, it was strong enough to propel the S&P 500 to an 8.44% gain for the year's final three months.

LOOKING AHEAD

At this stage, it's difficult to know if the stock market's fourth-quarter rise was an aberration or the beginning of a sustainable rebound. There are indications that the economy is continuing to grow, and we're encouraged by efforts in Washington to provide additional

MARKET RETURNS

For the 12 months ended December 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -22.10%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                            -14.51%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -20.48%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                      ------
                                                                      1

Market Perspective

economic stimulus. Perhaps more importantly, we've also seen corporate profits begin to rebound from very weak levels. That said, we must also recognize that a pause in the economy's progress, continuing uncertainty about war, or other factors could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment success depends on getting it right, one company at a time -- the very approach that guides our domestic growth discipline. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment  experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues, and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision they make will be predicated on providing you with solid long-term results.
MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended December 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

VP Vista - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                            RUSSELL MIDCAP       RUSSELL 2500
                             VP VISTA        GROWTH INDEX        GROWTH INDEX
--------------------------------------------------------------------------------
   6 months*                 -15.81%            -9.59%             -12.36%
--------------------------------------------------------------------------------
   1 Year                    -19.70%           -27.41%             -29.09%
--------------------------------------------------------------------------------
================================================================================
AVERAGE ANNUAL TOTAL RETURNS
------------------------------------------
   Life of Fund              -15.23%           -10.26%             -11.80%
--------------------------------------------------------------------------------

The portfolio's inception date is 10/5/01.

*Returns for periods less than one year are not annualized.

See pages 21-24 for information about indices and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.

                                                                    (continued)

                                                                      ------
                                                                      3

VP Vista - Performance
GROWTH OF $10,000 OVER LIFE OF PORTFOLIO
$10,000 investment made October 5, 2001

ONE-YEAR RETURNS OVER LIFE OF PORTFOLIO
Periods ended December 31
-------------------------------------------------------------------------------
                                                     2001*         2002
-------------------------------------------------------------------------------
VP Vista                                             1.50%      -19.70%
-------------------------------------------------------------------------------
Russell Midcap Growth Index                         20.49%      -27.41%
-------------------------------------------------------------------------------
Russell 2500 Growth Index                           20.75%      -29.09%
-------------------------------------------------------------------------------

*From 10/5/01, the portfolio's inception. Not annualized.

The charts on the performance pages give historical return data for VP Vista.
Returns for the indices are provided for comparison. VP Vista's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

VP Vista - Performance Review

[photo of Glenn Fogle and David Rose]

A performance summary from Glenn Fogle and David Rose, portfolio managers on
The VP Vista investment team.

OUR RESULTS

VP Vista fell 19.70% during the twelve months ending December 31, 2002, beating its new benchmark, the Russell Midcap Growth Index, which sank 27.41%.

In January, American Century's Investment Oversight Committee (IOC) approved the
Russell Midcap Growth Index as the new benchmark for VP Vista. The IOC made the change because the index's higher mid-cap weighting offered a better representation of the stocks that we consider for the portfolio and provided a more accurate yardstick by which to measure VP Vista's performance.

AN UNFORGIVING MARKET

When we began the year, investors' hopes were high that the economy had bottomed and the pieces were in place for improved earnings growth in 2002. However, the profit rebound did not materialize, and corporate accounting scandals, threats of war, and new data pointing to a stalling U.S. economy depressed equity markets worldwide.

Following a punishing decline that drove the market to five-year lows in early
October, investors rediscovered their appetite for risk and plunged back into stocks. Gains were concentrated in the areas hit hardest by the bear market --
the technology and telecommunications sectors.

The dramatic reversal of the AMEX Networking Index (NWX), which tracked the performance of many computer and telecom networking stocks, one of the most battered industries, illustrated the sentiment shift that took place. The NWX fell 73% the first nine months of the year, but gained a stunning 96% in the
October-November rally.

This "flight-from-quality" rewarded faltering companies that didn't meet our requirements for earnings improvement. We positioned the portfolio in steady-growth stocks that provided some ballast for most of the year. We believe
VP Vista's performance compared to its benchmark demonstrated the merit of our approach.

DODGING THE BEAR

Our investment process helped us find success in places some growth managers might have overlooked. For example, our top performer was AGCO, a farm equipment maker. Its stock rose sharply

PORTFOLIO AT A GLANCE
===============================================================================
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                         $1.2 million
-------------------------------------------------------------------------------
===============================================================================
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
No. of Holdings                              72                    83
-------------------------------------------------------------------------------
P/E Ratio                                   27.8                  27.6
-------------------------------------------------------------------------------
Median Market                               $2.2                  $2.5
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $6.1                  $6.9
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          294%                 50%(1)
-------------------------------------------------------------------------------

(1) For the period from 10/5/01 through 12/31/01.

Investment terms are defined in the Glossary.

                                                                    (continued)

                                                                      ------
                                                                      5

VP Vista - Performance Review

thanks to improving earnings and effective cost controls. Furthermore, the company forged an alliance with Caterpillar that broadened AGCO's product line-up and distribution.

Although consumer spending waned as the year wore on, our holdings in companies that make and sell consumer products generated positive returns. These included food and beverage manufacturers, which generally are less affected by economic cycles, as well as

TOP TEN HOLDINGS
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        12/31/02               6/30/02
--------------------------------------------------------------------------------
International Game
Technology                                3.9%                    --
--------------------------------------------------------------------------------
Wellpoint Health
Networks Inc.                             3.9%                  2.4%
--------------------------------------------------------------------------------
Quest Diagnostics Inc.                    3.5%                  2.5%
--------------------------------------------------------------------------------
Coventry Health Care Inc.                 3.4%                  0.5%
--------------------------------------------------------------------------------
Forest Laboratories,
Inc. Cl A                                 2.7%                    --
--------------------------------------------------------------------------------
Apollo Group Inc. Cl A                    2.7%                  0.5%
--------------------------------------------------------------------------------
Boston Scientific Corp.                   2.6%                    --
--------------------------------------------------------------------------------
Cooper Companies,
Inc. (The)                                2.5%                  0.6%
--------------------------------------------------------------------------------
Gap, Inc. (The)                           2.5%                    --
--------------------------------------------------------------------------------
Renaissancere
Holdings Ltd.                             2.4%                  0.5%
--------------------------------------------------------------------------------

TOP FIVE INDUSTRIES
                                              % OF FUND INVESTMENTS
--------------------------------------------------------------------------------
================================================================================
                                          AS OF                 AS OF
================================================================================
                                        12/31/02               6/30/02
--------------------------------------------------------------------------------
Medical Providers
& Services                               15.0%                 14.3%
--------------------------------------------------------------------------------
Medical Products
& Supplies                                9.9%                  1.4%
--------------------------------------------------------------------------------
Media                                     7.6%                    --
--------------------------------------------------------------------------------
Information Services                      7.5%                  1.1%
--------------------------------------------------------------------------------
Drugs                                     5.2%                  3.6%
--------------------------------------------------------------------------------

retailers specializing in such niche product lines as pet care and motorsports collectibles.

The for-profit education industry was another area that thrived despite the ailing economy. Enrollment at these schools rose as more adults returned to school to earn degrees or acquire new technical skills to give them an advantage in an increasingly competitive marketplace. Our positions in companies such as
Apollo Group, which specializes in tailoring programs for working adults, benefited from this trend.

UNDERWEIGHT TECH

In a bear market, success often results from what you don't own, and we were well served by our company-by-company process that steered us away from the technology sector, particularly the semiconductor industry. However, the decline in this area was so pronounced that not even the fourth-quarter rally could prevent tech issues from ranking among the portfolio's top detractors for the year.

Our software stake proved particularly troubling. Video game shares defied the tech storm until software publisher Activision warned it would miss earnings. We sold the stock at a loss, but the announcement caused investors to question the growth prospects of other game makers. Take-Two Interactive Software was caught in the downdraft, even though it beat estimates and increased guidance, and we maintained our position.

An area in the tech sector that served us well throughout most of the year was the defense and aerospace industry. Shares of defense contractors rose as

                                                                    (continued)

------
     6

VP Vista - Performance Review

the government stepped up procurement spending and airlines bought equipment to comply with homeland-security guidelines.

MIXED RESULTS FROM HEALTH CARE

It was a difficult period for investors in the health care sector. The year began with promise, but the group stumbled on a variety of developments. Drug and biotechnology companies were bruised when revenues on key drugs did not meet investor expectations and the FDA was slow in approving new drugs.

In addition, Laboratory Corp. of America, the country's second-largest provider of lab services, unexpectedly warned of an earnings shortfall in its diagnostic-testing business, and the stock was sold at a loss. Its results contributed to the poor performance of our investment in its rival, Quest
Diagnostics.

Medical providers were hurt by proposed legislation that would cut their reimbursements for treating patients on Medicare. Furthermore, the industry was hurt by an investigation into Tenet Healthcare's Medicare billing practices.
Although we didn't own the stock at the time, Tenet's difficulties swept through the industry, and investors punished many of our hospital and HMO stocks.
Wellpoint Health Networks sidestepped the selloff. This managed care provider's expense management and savvy pricing produced record earnings growth,  and its stock was a top contributor to VP Vista's returns.

Another bright spot among VP Vista's health care holdings was Boston Scientific.
The medical-device company benefited from a favorable court ruling and its potential entry in the drug-coated stent market.

STAYING THE COURSE

While we are encouraged by fourth-quarter earnings reports and by the resilience the market recently demonstrated, we believe significant downside risks remain.
Many companies continue to grapple with excess capacity, stiff competition, and lack of pricing power. Of course, a possible war with Iraq and other geopolitical issues continue to haunt the financial markets and the near-term economic outlook.

Numerous market rallies occurred in the past three years that ultimately fizzled, illustrating the folly of trying to time a market recovery. Instead, we will adhere to our long-standing investment discipline. We continue to search for opportunities among mid-sized and smaller companies that are growing their businesses at accelerating rates, and we try to buy them at times when the market is becoming increasingly optimistic about their prospects. This process balances a review of the fundamental strengths of a company with analysis of how the market is reacting to the information. We believe this approach to stock selection will position VP Vista for long-term outperformance.

TYPES OF INVESTMENTS IN PORTFOLIO
===============================================================================
                                          AS OF                 AS OF
===============================================================================
                                        12/31/02               6/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks                       86.4%                 94.9%
-------------------------------------------------------------------------------
Foreign Common Stocks                     4.9%                  5.1%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    91.3%                100.0%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          8.7%                   --
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                      ------
                                                                      7

VP Vista - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS - 91.3%

CLOTHING STORES - 4.4%
--------------------------------------------------------------------------------
            1,840    Gap, Inc. (The)                                $   28,557
-------------------------------------------------------------------------------
              329    Gymboree Corporation (The)(1)                       5,210
-------------------------------------------------------------------------------
              750    Hot Topic, Inc.(1)                                 17,130
-------------------------------------------------------------------------------
                                                                        50,897
-------------------------------------------------------------------------------

COMPUTER SOFTWARE - 3.9%
--------------------------------------------------------------------------------
              238    Citrix Systems, Inc.(1)                             2,956
-------------------------------------------------------------------------------
              338    Electronic Arts Inc.(1)                            16,812
-------------------------------------------------------------------------------
            1,081    Take-Two Interactive
                     Software, Inc.(1)                                  25,409
-------------------------------------------------------------------------------
                                                                        45,177
-------------------------------------------------------------------------------

CONSUMER DURABLES - 0.6%
--------------------------------------------------------------------------------
              112    Harman International Industries Inc.                6,664
-------------------------------------------------------------------------------

DEFENSE/AEROSPACE - 2.1%
--------------------------------------------------------------------------------
              103    Lockheed Martin Corp.                               5,948
-------------------------------------------------------------------------------
              182    Northrop Grumman Corp.                             17,654
-------------------------------------------------------------------------------
                                                                        23,602
-------------------------------------------------------------------------------

DEPARTMENT STORES - 1.0%
--------------------------------------------------------------------------------
              264    J.C. Penney Company, Inc.                           6,074
-------------------------------------------------------------------------------
              103    Kohl's Corp.(1)                                     5,763
-------------------------------------------------------------------------------
                                                                        11,837
-------------------------------------------------------------------------------

DRUGS - 5.2%
--------------------------------------------------------------------------------
              182    Barr Laboratories, Inc.(1)                         11,846
-------------------------------------------------------------------------------
              318    Forest Laboratories, Inc. Cl A(1)                  31,235
-------------------------------------------------------------------------------
              439    Teva Pharmaceutical
                     Industries Ltd. ADR                                16,945
-------------------------------------------------------------------------------
                                                                        60,026
-------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT - 1.9%
--------------------------------------------------------------------------------
              597    QUALCOMM Inc.(1)                                   21,707
-------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION - 1.7%
--------------------------------------------------------------------------------
              143    Evergreen Resources, Inc.(1)                        6,414
-------------------------------------------------------------------------------
              238    Tom Brown, Inc.(1)                                  5,974
-------------------------------------------------------------------------------
              269    XTO Energy Inc.                                     6,644
-------------------------------------------------------------------------------
                                                                        19,032
-------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES - 1.2%
--------------------------------------------------------------------------------
            1,409    Allied Waste Industries Inc.(1)                    14,090
-------------------------------------------------------------------------------

FINANCIAL SERVICES - 1.3%
--------------------------------------------------------------------------------
              159    Block (H & R), Inc.                                 6,392
-------------------------------------------------------------------------------
              330    New Century Financial Corp.                         8,387
-------------------------------------------------------------------------------
                                                                        14,779
-------------------------------------------------------------------------------

FOOD & BEVERAGE - 1.2%
--------------------------------------------------------------------------------
              417    Performance Food Group Co.(1)                      14,157
-------------------------------------------------------------------------------

HEAVY MACHINERY - 1.8%
--------------------------------------------------------------------------------
              940    AGCO Corp.(1)                                      20,774
-------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------

INFORMATION SERVICES - 7.5%
-------------------------------------------------------------------------------
              454   Affiliated Computer Services Inc.(1)            $   23,903
-------------------------------------------------------------------------------
              709   Apollo Group Inc. Cl A(1)                           31,200
-------------------------------------------------------------------------------
              154   CACI International Inc.(1)                           5,489
-------------------------------------------------------------------------------
              278   Career Education Corp.(1)                           11,121
-------------------------------------------------------------------------------
              399   Corinthian Colleges, Inc.(1)                        15,098
-------------------------------------------------------------------------------
                                                                        86,811
-------------------------------------------------------------------------------

LEISURE - 3.9%
------------------------------------------------------------------------
              595   International Game Technology(1)                    45,172
-------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE - 0.5%
------------------------------------------------------------------------
              150   AETNA Inc.                                           6,168
-------------------------------------------------------------------------------

MEDIA - 7.6%
-------------------------------------------------------------------------------
              497   Clear Channel Communications, Inc.(1)               18,533
-------------------------------------------------------------------------------
              682   Cumulus Media Inc.(1)                               10,104
-------------------------------------------------------------------------------
              822   Emmis Communications Corp. Cl A(1)                  17,163
-------------------------------------------------------------------------------
              409   Entercom Communications Corp.(1)                    19,191
-------------------------------------------------------------------------------
              967   Sinclair Broadcast Group, Inc. Cl A(1)              11,309
-------------------------------------------------------------------------------
              212   Univision Communications Inc. Cl A(1)                5,194
-------------------------------------------------------------------------------
              161   Westwood One, Inc.(1)                                6,015
-------------------------------------------------------------------------------
                                                                        87,509
-------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES - 9.9%
-------------------------------------------------------------------------------
              700   Boston Scientific Corp.(1)                          29,764
-------------------------------------------------------------------------------
            1,161   Cooper Companies, Inc. (The)                        29,048
-------------------------------------------------------------------------------
              345   Dentsply International Inc.                         12,820
-------------------------------------------------------------------------------
              280   Henry Schein, Inc.(1)                               12,614
-------------------------------------------------------------------------------
              390   Pharmaceutical Product
                    Development, Inc.(1)                                11,421
-------------------------------------------------------------------------------
              439   St. Jude Medical, Inc.(1)                           17,437
-------------------------------------------------------------------------------
                                                                       113,104
-------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES - 15.0%
-------------------------------------------------------------------------------
              201   Anthem, Inc.(1)                                     12,643
-------------------------------------------------------------------------------
              363   Caremark Rx Inc.(1)                                  5,899
-------------------------------------------------------------------------------
              280   Covance Inc.(1)                                      6,885
-------------------------------------------------------------------------------
            1,335   Coventry Health Care Inc.(1)                        38,755
-------------------------------------------------------------------------------
              208   PacifiCare Health Systems, Inc.(1)                   5,844
-------------------------------------------------------------------------------
              700   Quest Diagnostics Inc.(1)                           39,830
-------------------------------------------------------------------------------
              216   Triad Hospitals Inc.(1)                              6,443
-------------------------------------------------------------------------------
              478   WellChoice Inc.(1)                                  11,448
-------------------------------------------------------------------------------
              623   Wellpoint Health Networks Inc.(1)                   44,332
-------------------------------------------------------------------------------
                                                                       172,079
-------------------------------------------------------------------------------

OIL REFINING - 2.0%
-------------------------------------------------------------------------------
              631   Valero Energy Corp.                                 23,309
-------------------------------------------------------------------------------

OIL SERVICES - 0.5%
-------------------------------------------------------------------------------
              204   ENSCO International Inc.                             6,008
-------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                    (continued)

------
     8

VP Vista - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE - 3.5%
--------------------------------------------------------------------------------
              148    Progressive Corp.                              $    7,345
-------------------------------------------------------------------------------
              688    Renaissancere Holdings Ltd.                        27,246
-------------------------------------------------------------------------------
              168    SAFECO Corp.                                        5,814
-------------------------------------------------------------------------------
                                                                        40,405
-------------------------------------------------------------------------------

PUBLISHING - 1.0%
--------------------------------------------------------------------------------
              246    Belo Corp. Cl A                                     5,245
-------------------------------------------------------------------------------
                8    Washington Post Co. (The)                           5,904
-------------------------------------------------------------------------------
                                                                        11,149
-------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST - 2.3%
--------------------------------------------------------------------------------
            1,430    Annaly Mortgage Management, Inc.                   26,884
-------------------------------------------------------------------------------

RESTAURANTS - 0.5%
--------------------------------------------------------------------------------
              235    California Pizza Kitchen Inc.(1)                    5,933
-------------------------------------------------------------------------------

SPECIALTY STORES - 5.2%
--------------------------------------------------------------------------------
              418    Blockbuster, Inc.                                   5,121
-------------------------------------------------------------------------------
              205    Cost Plus, Inc. California(1)                       5,891
-------------------------------------------------------------------------------
            1,069    Hollywood Entertainment Corp.(1)                   16,114
-------------------------------------------------------------------------------
            1,189    Movie Gallery, Inc.(1)                             15,404
-------------------------------------------------------------------------------
            1,127    Officemax Inc.(1)                                   5,635
-------------------------------------------------------------------------------
              353    Zale Corp.(1)                                      11,261
-------------------------------------------------------------------------------
                                                                        59,426
-------------------------------------------------------------------------------

Shares/Principal Amount                                                  Value
-------------------------------------------------------------------------------

TRUCKING, SHIPPING & AIR FREIGHT - 2.7%
-------------------------------------------------------------------------------
              515   Heartland Express, Inc.(1)                      $   11,793
-------------------------------------------------------------------------------
              328   J.B. Hunt Transport Services, Inc.(1)                9,609
-------------------------------------------------------------------------------
              434   Werner Enterprises Inc.                              9,344
-------------------------------------------------------------------------------
                                                                        30,746
-------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATIONS - 2.9%
-------------------------------------------------------------------------------
            1,856   Nextel Communications, Inc.(1)                      21,130
-------------------------------------------------------------------------------
              390   Vimpel-Communications ADR(1)                        12,484
-------------------------------------------------------------------------------
                                                                        33,614
-------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,038,368)                                                    1,051,059
-------------------------------------------------------------------------------
===============================================================================
TEMPORARY CASH INVESTMENTS - 8.7%

         $100,000  FHLB Discount Notes, 0.75%, 1/2/03(2)
(Cost $99,998)                                                         100,000
-------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $1,138,366)                                                   $1,151,059
===============================================================================

===============================================================================
NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

                                                                      ------
                                                                      9

Statement of Assets and Liabilities

DECEMBER 31, 2002
================================================================================
ASSETS
--------------------------------------------------------------------
Investment securities, at value (cost of $1,138,366)                 $1,151,059
--------------------------------------------------------------------
Cash                                                                     18,812
--------------------------------------------------------------------
Receivable for investments sold                                           3,109
--------------------------------------------------------------------
Dividends and interest receivable                                         1,054
--------------------------------------------------------------------------------
                                                                      1,174,034
--------------------------------------------------------------------------------
================================================================================
LIABILITIES
--------------------------------------------------------------------
Payable for investments purchased                                         9,133
--------------------------------------------------------------------
Accrued management fees                                                   1,009
--------------------------------------------------------------------------------
                                                                         10,142
--------------------------------------------------------------------------------
NET ASSETS                                                           $1,163,892
================================================================================
================================================================================
CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                          100,000,000
================================================================================
Outstanding                                                             142,896
================================================================================

NET ASSET VALUE PER SHARE                                                 $8.15
================================================================================
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $1,402,729
--------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (251,530)
--------------------------------------------------------------------
Net unrealized appreciation on investments                               12,693
--------------------------------------------------------------------------------
                                                                     $1,163,892
================================================================================

See Notes to Financial Statements.

------
    10

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
================================================================================
INVESTMENT LOSS

INCOME:
--------------------------------------------------------------------
Dividends                                                           $     7,158
--------------------------------------------------------------------
Interest                                                                  1,126
--------------------------------------------------------------------------------
                                                                          8,284
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                          11,636
--------------------------------------------------------------------
Directors' fees and expenses                                                 13
--------------------------------------------------------------------------------
                                                                         11,649
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                      (3,365)
--------------------------------------------------------------------------------
================================================================================
REALIZED AND UNREALIZED LOSS

Net realized loss on investment transactions                           (230,242)
--------------------------------------------------------------------
Change in net unrealized appreciation on investments                    (25,144)
--------------------------------------------------------------------------------
--------------------------------------------------------------------
Net realized and unrealized loss                                       (255,386)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(258,751)
================================================================================

See Notes to Financial Statements.

                                                                      ------
                                                                      11

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                                       2002        2001(1)
================================================================================

OPERATIONS
---------------------------------------------------------
Net investment loss                                     $   (3,365)   $    (783)
---------------------------------------------------------
Net realized loss                                         (230,242)     (21,292)
---------------------------------------------------------
Change in net unrealized appreciation                      (25,144)      37,837
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                 (258,751)      15,762
--------------------------------------------------------------------------------
================================================================================
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold                                1,118,316    1,057,784
---------------------------------------------------------
Payments for shares redeemed                              (767,716)      (1,503)
--------------------------------------------------------------------------------
Net increase in net assets from
capital share transactions                                 350,600    1,056,281
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                  91,849    1,072,043
================================================================================
NET ASSETS

Beginning of period                                      1,072,043           --
--------------------------------------------------------------------------------
End of period                                           $1,163,892   $1,072,043
================================================================================
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
---------------------------------------------------------
Sold                                                       126,639      105,823
---------------------------------------------------------
Redeemed                                                   (89,414)        (152)
--------------------------------------------------------------------------------
Net increase in shares of the fund                          37,225      105,671
================================================================================

(1) October 5, 2001 (inception) through December 31, 2001.

See Notes to Financial Statements.

------
    12

Notes to Financial Statements

DECEMBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one of the funds in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is long-term capital growth. The fund seeks to achieve its investment objective by investing in companies with medium to small market capitalization. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually in December. Distributions from net realized gains, if any, are generally declared and paid twice per year usually in March and December.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

                                                                    (continued)

                                                                      ------
                                                                      13

Notes to Financial Statements

DECEMBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At December 31, 2002, the fund, had accumulated net realized capital loss carryovers for federal income tax purposes of $218,124 (expiring in 2009 through
2010), which may be used to offset future taxable gains.

The fund has elected to treat $22,492 of net capital losses incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

                                                                    (continued)

------
    14

Notes to Financial Statements

DECEMBER 31, 2002

 3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $3,523,822 and $3,184,590, respectively.

At December 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes  was as follows:

Federal tax cost of investments                                     $1,149,280
================================================================================
Gross tax appreciation of investments                                  $54,596
--------------------------------------------------------------------------------
--------------------------------------------------------------------
Gross tax depreciation of investments                                  (52,817)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                    $ 1,779
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

 4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

                                                                       ------
                                                                       15

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                          2002        2001(1)
================================================================================
PER-SHARE DATA

Net Asset Value, Beginning of Period                     $10.15       $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------
  Net Investment Loss                                     (0.02)       (0.01)
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                 (1.98)        0.16
--------------------------------------------------------------------------------
  Total From Investment Operations                        (2.00)        0.15
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $8.15       $10.15
================================================================================
  TOTAL RETURN(2)                                        (19.70)%       1.50%
================================================================================
RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                                       1.00%    1.00%(3)
---------------------------------------------------------
Ratio of Net Investment Loss
to Average Net Assets                                     (0.29)%  (0.32)%(3)
---------------------------------------------------------
Portfolio Turnover Rate                                      294%        50%
---------------------------------------------------------
Net Assets, End of Period
(in thousands)                                             $1,164     $1,072
--------------------------------------------------------------------------------

(1) October 5, 2001 (inception) through December 31, 2001.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

See Notes to Financial Statements.

------
    16

Independent Auditors' Report

The Board of Directors and Shareholders, American Century Variable Portfolios,
Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Vista Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2002,
and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 5, 2001 (inception) through December
31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Vista Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from October 5, 2001 (inception) through
December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

                                                                      ------
                                                                      17

Management

The individuals listed below serve as directors or officers of the fund.  Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 21

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeo

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Allied Motion
Technologies, Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------
    18

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (64)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41) 4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): less than 1 year

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 43

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 11

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

                                                                      ------
                                                                      19

Management

OFFICERS

WILLIAM M. LYONS (47)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of  other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DAVID C. TUCKER (44)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 3

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)  4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

------
    20

Background Information

PORTFOLIO MANAGERS
===============================================================================
 VP VISTA
-------------------------------------------------------------------------------
    Glenn Fogle
-------------------------------------------------------------------------------
    David Rose
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

American Century offers more than a dozen growth funds, including domestic equity, specialty, international, and global. The philosophy behind these growth funds focuses on three important principles. First, the funds seek to own companies whose earnings and revenues are growing at an accelerating rate.
Second, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing those opportunities can significantly limit the potential for gain. Third, the funds are managed by teams, rather than by one "star." We believe this allows us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies: VP
VISTA invests mainly in the securities of medium-sized and smaller firms that exhibit growth. The fund is subject to significant price volatility but offers high long-term growth potential. Historically, small- and mid-cap stocks have been more volatile than the stocks of larger, more established companies.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded Blue Chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX represents the medium capitalization sector of the U.S.
market. Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

                                                                    (continued)

                                                                      ------
                                                                      21

Background Information

The RUSSELL 2000 INDEX was created by Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $420 million.

The RUSSELL MIDCAP INDEX measures the performance of the 800 smallest companies in the Russell 1000 Index. The RUSSELL MIDCAP GROWTH INDEX measured the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Created by Frank Russell Company, it is  not an investment product available for purchase.

The RUSSELL 2500 INDEX was created by Frank Russell Company. It measures the performance of the 2,500 smallest of the 3,000 largest publicly traded  U.S.
companies based on total market capitalization. The Russell 2500 represents approximately 23% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $650 million.
The RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth rates.

The AMEX (AMERICAN STOCK EXCHANGE) NETWORKING INDEX is a modified equal-dollar weighted index of 15 companies designed to measure the performance of a cross section of large, actively traded computer and telecommunications networking stocks. The index was developed with a base value of 200 as of October 20,
1995.

The RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

------
    22

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial
Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings  and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile  manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock)  more than
$9.2 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations.
The Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The  S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                     (continued

                                                                      ------
                                                                      23

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by  dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations.
The S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

RISK

The classification of funds by risk  category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price- fluctuation risk.

MODERATE--these funds generally provide moderate return potential  with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                     (continued

------
    24

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

                                                                      ------
                                                                      25

Notes

------
    26

Notes

                                  ------
                                  27

Notes

------
    28

[inside back cover -- blank]

[back cover]

CONTACT US

WWW.AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR RELATIONS:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT MANAGER:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

0302                              American Century Investment Services, Inc.
SH-ANN-32890                      (c)2003 American Century Services Corporation

DECEMBER 31, 2002

[graphic of chart]

American Century Variable Portfolios
Annual Report

[graphic of starfish]

[graphic of two bridges]

VP Ultra

[american century logo and text logo (reg. sm)]

Market Perspective ........................................................    1
VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   23
Share Class Information ...................................................   26
Background Information

Market Perspective from Jim Stowers III

[photo of Jim Stowers III]

Jim Stowers III, chief investment officer, U.S. Growth Equities

The year ended December 31, 2002 was a challenging period for stock investors as shifting sentiments triggered a selloff that affected all corners of the equity universe.

While the S&P 500 Index's 22.10% decline illustrates the downdraft's impact on the broad market, a deeper look reveals that there were few places for equity investors to hide. For example, the Russell 1000 Growth Index, which measures the performance of the market's largest growth-oriented stocks, fell 27.88%, and the Russell 2000 Growth Index, which represents smaller growth issues, dropped
30.26%. Value-oriented stocks fared somewhat better, but delivered negative results as well.

A WEAK START

The stock market stumbled out of the gate in 2002 and did not recover. Though the year opened with the economy showing signs that it was emerging from recession, corporate profits remained weak, and the rally that started in late
2001 stalled as companies disappointed investors with declining profits and modest outlooks for the future.

Shaky sentiment took a turn for the worse during the summer when the stock market was racked by corporate scandals, weak profits, sputtering economic growth and worries about war. The combination of these negative developments drove a punishing decline that saw the S&P 500 lose more than 15% of its value between Memorial Day and Labor Day and caused many investors to abandon stocks altogether.

An October-November rally provided a brief respite from the turmoil. Stocks bounced off of five-year lows as investors temporarily set aside their concerns and jumped back into the telecommunications and technology-related issues that had been among the market's worst performers during the first nine months of the year. Although the rally faltered in December, it was strong enough to propel the S&P 500 to an 8.44% gain for the year's final three months.

LOOKING AHEAD

At this stage, it's difficult to know if the stock market's fourth-quarter rise was an aberration or the beginning of a sustainable rebound. There are indications that the economy is continuing to grow, and we're encouraged by efforts in Washington to provide

MARKET RETURNS
For the 12 months ended December 31, 2002
-------------------------------------------------------------------------------
    S&P 500 Index                                                   -22.10%
-------------------------------------------------------------------------------
    S&P MidCap 400 Index                                            -14.51%
-------------------------------------------------------------------------------
    Russell 2000 Index                                              -20.48%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

1

Market Perspective

additional economic stimulus. Perhaps more importantly, we've also seen corporate profits begin to rebound from very weak levels. That said, we must also recognize that a pause in the economy's progress, continuing uncertainty about war, or other factors could delay a market upswing we all want to see.

These conditions make stock selection more important than ever. With an uneven recovery helping some companies more than others, investment success depends on getting it right, one company at a time - the very approach that guides our domestic growth discipline. The veteran managers that lead our domestic growth portfolios (averaging more than 10 years of investment experience) are very discriminating. They are keeping their portfolios focused on businesses whose earnings, revenues, and other key fundamentals are growing at an accelerating rate. Though recent negative performance reflects the impact of the bear market, investing in companies demonstrating these characteristics has helped our teams generate enviable results compared to their peers.

In the months ahead, you can be assured that the investment professionals who are managing your assets will continue to apply the growth strategies that have proven successful over time. Every decision they make will be predicated on providing you with solid long-term results.
MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended December 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

2

VP Ultra - Performance

 TOTAL RETURNS AS OF DECEMBER 31, 2002
                                           VP ULTRA            S&P 500
--------------------------------------------------------------------------------
 CLASS I (INCEPTION 5/1/01)
--------------------------------------------------------------------------------
   6 months(1)                             -11.92%              -10.30%
--------------------------------------------------------------------------------
   1 Year                                  -22.71%              -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class                           -16.74%              -17.71%(2)
--------------------------------------------------------------------------------
 CLASS II (INCEPTION 5/1/02)
--------------------------------------------------------------------------------
   6 months(1)                             -12.13%              -10.30%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class(1)                        -19.80%              -17.30%(3)
--------------------------------------------------------------------------------
 CLASS III (INCEPTION 5/13/02)
--------------------------------------------------------------------------------
   6 months(1)                             -11.94%              -10.30%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class(1)                        -19.02%              -17.05%(4)
--------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/01, the date nearest the class's inception for which data are available.

(3) Since 4/30/02, the date nearest the class's inception for which data are available.

(4) Since 5/9/02, the date nearest the class's inception for which data are available.

See page 26-29 for information about share classes, the S&P 500 Index, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.

                                                                    (continued)

3

VP Ultra - Performance
GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made May 1, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
-------------------------------------------------------------------------------
                                                     2001*        2002
-------------------------------------------------------------------------------
VP Ultra                                            -4.70%      -22.71%
-------------------------------------------------------------------------------
S&P 500 Index                                       -7.24%      -22.10%
-------------------------------------------------------------------------------

* From 5/1/01, the class's inception date. Index data from 4/30/01, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for VP Ultra.
Returns for the S&P 500 are provided for comparison. VP Ultra's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the S&P 500 Index do not. Unless otherwise indicated, the charts are based on Class I shares; performance for other classes will vary due to differences in fee structures (see the Total
Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

4

VP Ultra - Performance Review

[graphic of (left to right): Portfolio Managers Wade Slome and Jerry Sullivan,
Senior Portfolio Manager Bruce Wimberly, and Chief Investment Officer,
U.S. Growth Equities, Jim Stowers III.]

A performance summary from the VP Ultra investment team (left to right):
Portfolio Managers Wade Slome and Jerry Sullivan, Senior Portfolio Manager Bruce
Wimberly, and Chief Investment Officer, U.S. Growth Equities, Jim Stowers III.

UNCERTAIN CONDITIONS

VP Ultra declined 22.71%* during the year ended December 31, 2002, a challenging period in which its benchmark, the S&P 500 Index, fell 22.10%.

Shifting sentiments and volatility marked the year covered by this report. As we discussed in our semiannual update last June, a rally that began in the fourth quarter of 2001 stalled in early 2002 when a hoped-for rebound in corporate profits did not materialize. In the second half of the year, investor sentiment took a sharp turn for the worse amid mounting worries about corporate fraud, weak earnings, and war. There also was growing concern that the economy's tepid recovery would stall altogether and mounting evidence that consumer spending was weakening. Though the October-November rally provided some relief, the uncertainty fueled by the confluence of these developments resulted in a broad decline that affected all sectors of the equity market.

CONSUMERS PROVIDED BRIGHT SPOTS

Throughout the recession of 2001 and for most of 2002, consumers were the most dependable source of strength in the U.S. economy. Though spending waned as the year wore on, companies that catered to consumers generally fared better than those that depended on corporations. This was reflected in the VP Ultra portfolio, where many of the bright spots could be attributed to the willingness of Americans to spend despite shaky economic and market conditions.

Early in the year, clothing manufacturers such as Liz Claiborne enjoyed fundamental growth, and their share prices rose as the market anticipated continued economic expansion. Though holdings in this area were affected by last summer's market downturn, clothing stores and apparel manufacturers remained among our top performers for the year.

PORTFOLIO AT A GLANCE
                                                 AS OF 12/31/2002
-------------------------------------------------------------------------------
Net Assets                                         $34.5 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
No. of Holdings                              170                   206
-------------------------------------------------------------------------------
P/E Ratio                                   25.0                  27.8
-------------------------------------------------------------------------------
Median Market                               $12.5                 $8.1
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                            $81.5                 $84.3
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          168%                 48%(1)
-------------------------------------------------------------------------------
(1) For the period 5/1/01 (inception) through 12/31/01.

*All fund returns referenced in this review are for Class I shares.

Investment terms are defined in the Glossary.                       (continued)

5

VP Ultra - Performance Review

In addition, our investments in makers of everyday household goods turned in positive results. This included soft drink, snack and personal product manufacturers that offered stable earnings growth during a stretch when many companies fell short of expectations. A good example was Procter & Gamble, the leading manufacturer of consumer goods ranging from laundry detergent and personal products to snacks and coffee. Procter & Gamble's shares rose as its

TOP TEN HOLDINGS
                                             % OF FUND INVESTMENTS
                                          AS OF                 AS OF
                                        12/31/02               6/30/02
--------------------------------------------------------------------------
Microsoft Corp.                           4.8%                  3.2%
--------------------------------------------------------------------------
Pfizer, Inc.                              4.2%                  4.3%
--------------------------------------------------------------------------
Citigroup Inc.                            3.2%                  2.5%
--------------------------------------------------------------------------
Berkshire
Hathaway Inc. Cl B                        2.8%                  2.2%
--------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.7%                  1.7%
--------------------------------------------------------------------------
American International
Group, Inc.                               2.7%                  4.0%
--------------------------------------------------------------------------
General Electric Co.                      2.5%                  3.6%
--------------------------------------------------------------------------
Johnson & Johnson                         2.5%                  1.9%
--------------------------------------------------------------------------
Cisco Systems, Inc.                       1.9%                  0.4%
--------------------------------------------------------------------------
Procter & Gamble Co.                      1.7%                  1.3%
--------------------------------------------------------------------------

TOP FIVE INDUSTRIES
                                             % OF FUND INVESTMENTS
                                          AS OF                 AS OF
                                        12/31/02               6/30/02
--------------------------------------------------------------------------
Drugs                                    13.2%                 12.4%
--------------------------------------------------------------------------
Computer Software                         6.2%                  3.8%
--------------------------------------------------------------------------
Information Services                      6.1%                  4.5%
--------------------------------------------------------------------------
Property & Casualty
Insurance                                 6.0%                  7.2%
--------------------------------------------------------------------------
Banks                                     5.3%                  3.5%
--------------------------------------------------------------------------

management team effectively controlled costs and increased sales.

We also earned positive returns from our stake in the auto industry. Our top contributor in this area was General Motors, which enjoyed solid sales on the strength of low-interest financing. We sold our position in GM at a profit to pursue other growth opportunities.

TECHNOLOGY, FINANCIAL AND MEDIA STOCKS DECLINE

While consumer-oriented businesses held their own during a difficult year, companies that derived most of their revenues from corporate clients struggled.
This was especially true in the technology sector. Under pressure to offset slowing revenue growth by controlling expenses, corporations held the line on tech spending, which hurt our investments in software, hardware, electrical equipment and semiconductor manufacturers. Though we limited our exposure to tech issues, the decline in this area was so pronounced that not even the fourth-quarter rebound could prevent tech issues from ranking among the portfolio's top detractors for the year.

Financial stocks, which accounted for VP Ultra's largest sector weighting, also declined. Banks and financial services were hurt by credit quality concerns due to high-profile bankruptcies and questions about the sustainability of the economic recovery. Property and casualty insurance companies also fell even though industry leaders, such as American International Group, benefited from improving pricing conditions.

                                                                    (continued)

6

VP Ultra - Performance Review

TYPES OF INVESTMENTS IN PORTFOLIO
                                          AS OF                 AS OF
                                        12/31/02               6/30/02
--------------------------------------------------------------------------------
U.S. Common Stocks                       95.6%                 93.6%
--------------------------------------------------------------------------------
Foreign Stocks                            3.0%                  3.3%
--------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    98.6%                 96.9%
--------------------------------------------------------------------------------
Temporary Cash Investments                1.4%                  3.1%
--------------------------------------------------------------------------------

Furthermore, investments in media companies weighed on VP Ultra's performance.
Despite slowing economic growth, advertising spending remained solid during the last year. This provided a lift to companies that depend on ad revenue from their print, broadcast and cable properties, but the industry was hurt by corporate governance concerns.

Pharmaceutical stocks led a decline in health care issues. Drug manufacturers were hampered by generic competition, delays in new product introductions, and pressure to cut prices for Medicare and Medicaid. Pfizer, which is one of our largest holdings, was caught in the downturn. However, the company remains a market leader due to its patent-protected drugs and pipeline of products in development.

On a positive note, improving specialty drug sales lifted our stake in biotechnology companies. A top holding was Amgen, whose profits rose due to strong sales of its drugs used in the treatment of chemotherapy-related infections and anemia.

LOOKING AHEAD

Following three years of negative returns, there are indications that the market is beginning to form a bottom. The economy is showing signs of improvement, and we've seen corporate earnings rebound, though not as much as hoped. If they continue, these trends could help the market sustain positive returns. That said, terrorism, war and a weak economy are among the uncertainties that could put new pressure on stock prices.

In a management related matter, we are pleased to announce that portfolio manager Wade Slome has joined the VP Ultra team. He has seven years of investment experience, including four years as an analyst on the team. Slome replaces John Sykora, who has moved to American Century's Select portfolio.

Investment terms are defined in the Glossary.

7

VP Ultra - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.6%

ALCOHOL -- 0.5%
--------------------------------------------------------------------------------
      3,258    Anheuser-Busch Companies, Inc.                     $   157,687
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.7%
---------------------------------------------------------------
      1,973    Coach Inc.(1)                                           64,951
------------------------------------------------------------------------------
      2,998    Jones Apparel Group, Inc.(1)                           106,249
------------------------------------------------------------------------------
      2,987    Liz Claiborne, Inc.                                     88,565
------------------------------------------------------------------------------
                                                                      259,765
------------------------------------------------------------------------------
BANKS -- 5.3%
-----------------------------------------------------------------
      6,552    Bank of America Corp.                                  455,823
------------------------------------------------------------------------------
     31,508    Citigroup Inc.                                       1,108,766
------------------------------------------------------------------------------
      5,368    U.S. Bancorp                                           113,909
------------------------------------------------------------------------------
      3,322    Wells Fargo & Co.                                      155,702
------------------------------------------------------------------------------
                                                                    1,834,200
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.9%
--------------------------------------------------------------------------------
       8,300    Amgen Inc.(1)                                         401,388
-------------------------------------------------------------------------------
       1,141    Cephalon, Inc.(1)                                      55,567
-------------------------------------------------------------------------------
       1,655    Charles River Laboratories(1)                          63,684
-------------------------------------------------------------------------------
       2,009    Genentech, Inc.(1)                                     66,618
-------------------------------------------------------------------------------
       2,172    Gilead Sciences, Inc.(1)                               73,642
-------------------------------------------------------------------------------
                                                                      660,899
-------------------------------------------------------------------------------
CHEMICALS -- 1.4%
--------------------------------------------------------------------------------
      1,430    3M Co.                                                 176,319
------------------------------------------------------------------------------
      1,186    Air Products & Chemicals, Inc.                          50,702
------------------------------------------------------------------------------
        570    Avery Dennison Corp.                                    34,816
------------------------------------------------------------------------------
      2,216    Praxair, Inc.                                          128,018
------------------------------------------------------------------------------
      1,632    Scotts Co. (The) Cl A(1)                                80,033
------------------------------------------------------------------------------
                                                                      469,888
------------------------------------------------------------------------------
CLOTHING STORES -- 1.4%
------------------------------------------------------------------------------
       5,261    Chico's FAS, Inc.(1)                                   99,486
-------------------------------------------------------------------------------
       1,149    Ross Stores, Inc.                                      48,700
-------------------------------------------------------------------------------
      17,868    TJX Companies, Inc. (The)                             348,783
-------------------------------------------------------------------------------
                                                                      496,969
-------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 3.5%
-------------------------------------------------------------------------------
      51,185    Cisco Systems Inc.(1)                                 670,267
-------------------------------------------------------------------------------
      15,597    Dell Computer Corp.(1)                                417,610
-------------------------------------------------------------------------------
       6,571    Hewlett-Packard Co.                                   114,073
-------------------------------------------------------------------------------
                                                                    1,201,950
-------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 6.2%
------------------------------------------------------------------------------
       31,849    Microsoft Corp.(1)                                 1,647,230
--------------------------------------------------------------------------------
       36,550    Oracle Corp.(1)                                      395,106
--------------------------------------------------------------------------------
        2,644    PeopleSoft, Inc.(1)                                   48,359
--------------------------------------------------------------------------------
        3,466    SAP AG ADR                                            67,587
--------------------------------------------------------------------------------
                                                                    2,158,282
--------------------------------------------------------------------------------

Shares                                                                  Value
-------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.1%
-------------------------------------------------------------------------------
        909   Leggett & Platt, Inc.                                  $   20,398
-------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.8%
------------------------------------------------------------------------------
       2,652   General Dynamics Corp.                                   210,489
------------------------------------------------------------------------------
         543   ITT Industries, Inc.                                      32,955
------------------------------------------------------------------------------
         733   Lockheed Martin Corp.                                     42,331
------------------------------------------------------------------------------
                                                                        285,775
------------------------------------------------------------------------------
DEPARTMENT STORES -- 4.3%
------------------------------------------------------------------------------
        5,862   Costco Companies, Inc.(1)                               164,752
-------------------------------------------------------------------------------
        2,811   Family Dollar Stores, Inc.                               87,731
-------------------------------------------------------------------------------
        2,740   Kohl's Corp.(1)                                         153,303
-------------------------------------------------------------------------------
        4,814   Target Corporation                                      144,420
------------------------------------------------------------------------------
        8,536   Wal-Mart Stores, Inc.                                   936,253
-------------------------------------------------------------------------------
                                                                      1,486,459
-------------------------------------------------------------------------------
DRUGS -- 13.2%
-------------------------------------------------------------------------------
        10,270   Abbott Laboratories                                    410,800
--------------------------------------------------------------------------------
         4,859   Eli Lilly and Company                                  308,547
--------------------------------------------------------------------------------
           244   Forest Laboratories, Inc. Cl A(1)                       23,966
--------------------------------------------------------------------------------
        16,170   Johnson & Johnson                                      868,490
--------------------------------------------------------------------------------
         9,459   Merck & Co., Inc.                                      535,474
--------------------------------------------------------------------------------
        47,114   Pfizer, Inc.                                         1,440,274
--------------------------------------------------------------------------------
         8,086   Pharmacia Corp.                                        337,995
--------------------------------------------------------------------------------
         3,107   Schering-Plough Corp.                                   68,975
--------------------------------------------------------------------------------
         9,957   Teva Pharmaceutical
                 Industries Ltd. ADR                                    384,340
--------------------------------------------------------------------------------
         5,557   Wyeth                                                  207,832
--------------------------------------------------------------------------------
                                                                      4,586,693
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.0%
--------------------------------------------------------------------------------
         5,492   Flextronics International Ltd. ADR(1)                   44,897
--------------------------------------------------------------------------------
         8,748   Nokia Oyj ADR                                          135,594
--------------------------------------------------------------------------------
         4,298   QUALCOMM Inc.(1)                                       156,275
--------------------------------------------------------------------------------
                                                                        336,766
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 3.2%
--------------------------------------------------------------------------------
          4,314   Apache Corp.                                          245,855
--------------------------------------------------------------------------------
          2,444   Burlington Resources, Inc.                            104,237
--------------------------------------------------------------------------------
          1,667   EnCana Corp.                                           51,844
--------------------------------------------------------------------------------
          4,276   EOG Resources Inc.                                    170,698
--------------------------------------------------------------------------------
         13,681   Exxon Mobil Corp.                                     478,013
--------------------------------------------------------------------------------
          2,411   XTO Energy Inc.                                        59,552
--------------------------------------------------------------------------------
                                                                      1,110,199
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.1%
--------------------------------------------------------------------------------
          2,128   Carnival Corporation Cl A                              53,094
--------------------------------------------------------------------------------
          7,909   Viacom, Inc. Cl B(1)                                  322,370
--------------------------------------------------------------------------------
                                                                        375,464
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.2%
-------------------------------------------------------------------------------
          2,999   Waste Management, Inc.                                 68,737
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

8

VP Ultra - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.6%
------------------------------------------------------------------------------
          4,767    American Express Co.                             $   168,513
--------------------------------------------------------------------------------
          2,673    Fannie Mae                                           171,954
---------------------------------------------------------------------------------
          1,793    Freddie Mac                                          105,877
--------------------------------------------------------------------------------
         36,228    General Electric Co.                                 882,151
--------------------------------------------------------------------------------
          9,178    MBNA Corp.                                           174,566
--------------------------------------------------------------------------------
            860    SLM Corporation                                       89,320
--------------------------------------------------------------------------------
                                                                      1,592,381
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 4.1%
------------------------------------------------------------------------------
         13,228    Coca-Cola Company (The)                              579,651
--------------------------------------------------------------------------------
          5,000    Kraft Foods Inc.                                     194,650
--------------------------------------------------------------------------------
          2,267    Pepsi Bottling Group Inc.                             58,262
--------------------------------------------------------------------------------
         10,284    PepsiCo, Inc.                                        434,190
--------------------------------------------------------------------------------
          5,024    SYSCO Corp.                                          149,665
--------------------------------------------------------------------------------
                                                                      1,416,418
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
          3,226    Emerson Electric Co.                                 164,042
--------------------------------------------------------------------------------
HOME PRODUCTS -- 3.6%
------------------------------------------------------------------------------
         1,150    Alberto-Culver Company Cl B                            57,960
--------------------------------------------------------------------------------
         2,616    Avon Products, Inc.                                   140,924
--------------------------------------------------------------------------------
         3,291    Clorox Company                                        135,754
--------------------------------------------------------------------------------
         7,196    Gillette Company                                      218,471
--------------------------------------------------------------------------------
         3,720    Newell Rubbermaid Inc.                                112,828
--------------------------------------------------------------------------------
         6,816    Procter & Gamble Co. (The)                            585,766
--------------------------------------------------------------------------------
                                                                      1,251,703
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.9%
------------------------------------------------------------------------------
          2,233    American Standard Companies Inc.(1)                  158,856
--------------------------------------------------------------------------------
         30,005    Tyco International Ltd.                              512,485
--------------------------------------------------------------------------------
                                                                        671,341
--------------------------------------------------------------------------------
INDUSTRIAL SERVICES(2)
--------------------------------------------------------------------------------
            439    Manpower Inc.                                         14,004
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 6.1%
------------------------------------------------------------------------------
        4,472    Accenture Ltd. Cl A(1)                                  80,451
--------------------------------------------------------------------------------
        4,843    Affiliated Computer Services Inc.(1)                   254,984
--------------------------------------------------------------------------------
        1,747    Apollo Group Inc. Cl A(1)                               76,877
--------------------------------------------------------------------------------
        2,670    Automatic Data Processing, Inc.                        104,798
--------------------------------------------------------------------------------
        7,257    Concord EFS, Inc.(1)                                   114,225
--------------------------------------------------------------------------------
        4,037    DST Systems, Inc.(1)                                   143,515
--------------------------------------------------------------------------------
        1,774    Dun & Bradstreet Corp. (The)(1)                         61,185
--------------------------------------------------------------------------------
          599    Factset Research Systems Inc.                           16,934
--------------------------------------------------------------------------------
        6,929    First Data Corporation                                 245,356
--------------------------------------------------------------------------------
        7,103    International Business
                 Machines Corp.                                         550,482
--------------------------------------------------------------------------------
        2,471    Moody's Corp.                                          102,028
--------------------------------------------------------------------------------
        6,373    Paychex, Inc.                                          177,902
--------------------------------------------------------------------------------
        7,542    SunGard Data Systems Inc.(1)                           177,690
--------------------------------------------------------------------------------
                                                                      2,106,427
--------------------------------------------------------------------------------

Shares                                                                   Value
-------------------------------------------------------------------------------
INTERNET -- 0.9%
-------------------------------------------------------------------------------
           893   Amazon.com, Inc.(1)                                 $   16,864
--------------------------------------------------------------------------------
         1,572   eBay Inc.(1)                                           106,637
--------------------------------------------------------------------------------
         1,687   Expedia, Inc.                                          112,928
--------------------------------------------------------------------------------
         5,114   Yahoo! Inc.(1)                                          83,588
--------------------------------------------------------------------------------
                                                                        320,017
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 0.5%
--------------------------------------------------------------------------------
         1,910  Standard and Poor's 500
                Depositary Receipt                                      168,634
--------------------------------------------------------------------------------
LEISURE -- 0.8%
--------------------------------------------------------------------------------
           686   International Game Technology(1)                        52,081
--------------------------------------------------------------------------------
         7,001   Mattel, Inc.                                           134,069
--------------------------------------------------------------------------------
         1,503   Polaris Industries Inc.                                 88,076
--------------------------------------------------------------------------------
                                                                        274,226
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.1%
------------------------------------------------------------------------------
         3,324   Ambac Financial Group, Inc.                            186,942
--------------------------------------------------------------------------------
         4,209   Marsh & McLennan Companies, Inc.                       194,498
--------------------------------------------------------------------------------
                                                                        381,440
--------------------------------------------------------------------------------
MEDIA -- 3.7%
------------------------------------------------------------------------------
         21,888   AOL Time Warner Inc.(1)                               286,733
--------------------------------------------------------------------------------
          2,424   Clear Channel
                  Communications, Inc.(1)                                90,391
--------------------------------------------------------------------------------
         13,076   Disney (Walt) Company                                 213,270
--------------------------------------------------------------------------------
          3,602   Fox Entertainment Group,
                  Inc. Cl A(1)                                           93,400
--------------------------------------------------------------------------------
         20,716   Liberty Media Corporation Cl A(1)                     185,201
--------------------------------------------------------------------------------
          2,704   Omnicom Group Inc.                                    174,678
--------------------------------------------------------------------------------
         10,914   USA Interactive(1)                                    249,767
--------------------------------------------------------------------------------
                                                                      1,293,440
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 4.0%
-------------------------------------------------------------------------------
         5,712   Alcon, Inc.(1)                                         225,338
--------------------------------------------------------------------------------
         3,784   Biomet Inc.                                            108,544
--------------------------------------------------------------------------------
         4,153   Boston Scientific Corp.(1)                             176,586
--------------------------------------------------------------------------------
         2,009   Edwards Lifesciences Corporation(1)                     51,169
--------------------------------------------------------------------------------
         3,069   Guidant Corporation(1)                                  94,679
--------------------------------------------------------------------------------
         0,796   Medtronic, Inc.                                        492,298
--------------------------------------------------------------------------------
         3,395   St. Jude Medical, Inc.(1)                              134,849
--------------------------------------------------------------------------------
         1,322   Varian Medical Systems, Inc.(1)                         65,571
--------------------------------------------------------------------------------
         1,100   Zimmer Holdings Inc.(1)                                 45,672
--------------------------------------------------------------------------------
                                                                      1,394,706
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.5%
------------------------------------------------------------------------------
         3,575   Cardinal Health, Inc.                                  211,604
--------------------------------------------------------------------------------
         3,766   HCA Inc.                                               156,289
--------------------------------------------------------------------------------
         1,296   UnitedHealth Group Incorporated                        108,216
--------------------------------------------------------------------------------
           739   Wellpoint Health Networks Inc.(1)                       52,587
--------------------------------------------------------------------------------
                                                                        528,696
--------------------------------------------------------------------------------
MINING & METALS - 0.1%
-------------------------------------------------------------------------------
            724   Nucor Corp.                                            29,901
-------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

9

VP Ultra - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                 Value
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.5%
--------------------------------------------------------------------------------
      2,728    Harley-Davidson, Inc.                                $   126,033
------------------------------------------------------------------------------
        557    Johnson Controls, Inc.                                    44,655
------------------------------------------------------------------------------
                                                                        170,688
------------------------------------------------------------------------------

OIL SERVICES -- 1.7%
--------------------------------------------------------------------------------
      3,623    Baker Hughes Inc.                                        116,625
------------------------------------------------------------------------------
      3,231    BJ Services Co.(1)                                       104,394
------------------------------------------------------------------------------
        806    Cooper Cameron Corp.(1)                                   40,155
------------------------------------------------------------------------------
      3,765    ENSCO International Inc.                                 110,879
------------------------------------------------------------------------------
      3,842    Patterson-UTI Energy Inc.(1)                             116,009
------------------------------------------------------------------------------
      2,308    Weatherford International Ltd.(1)                         92,158
------------------------------------------------------------------------------
                                                                        580,220
------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 6.0%
------------------------------------------------------------------------------
        4,644    Allstate Corporation                                   171,782
--------------------------------------------------------------------------------
       15,952    American International Group, Inc.                     922,823
--------------------------------------------------------------------------------
          396    Berkshire Hathaway Inc. Cl B(1)                        959,508
--------------------------------------------------------------------------------
          294    Leucadia National Corporation                           10,969
--------------------------------------------------------------------------------
                                                                      2,065,082
--------------------------------------------------------------------------------
PUBLISHING -- 0.9%
-------------------------------------------------------------------------------
        2,523    Gannett Co., Inc.                                      181,152
--------------------------------------------------------------------------------
        2,248    McGraw-Hill Companies, Inc. (The)                      135,869
--------------------------------------------------------------------------------
                                                                        317,021
--------------------------------------------------------------------------------
RESTAURANTS -- 2.2%
--------------------------------------------------------------------------------
        4,778    Applebee's International Inc.                          111,017
--------------------------------------------------------------------------------
        4,359    Brinker International, Inc.(1)                         140,578
--------------------------------------------------------------------------------
        2,024    Cheesecake Factory Inc.(1)                              73,208
--------------------------------------------------------------------------------
        3,576    Outback Steakhouse, Inc.                               123,157
--------------------------------------------------------------------------------
          976    PF Chang's China Bistro, Inc.(1)                        35,463
--------------------------------------------------------------------------------
        5,830    Starbucks Corp.(1)                                     119,049
--------------------------------------------------------------------------------
        3,204    Wendy's International, Inc.                             86,732
--------------------------------------------------------------------------------
        2,940    Yum! Brands, Inc.(1)                                    71,207
--------------------------------------------------------------------------------
                                                                        760,411
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.0%
--------------------------------------------------------------------------------
        1,901    Affiliated Managers Group Inc.(1)                       95,620
--------------------------------------------------------------------------------
        1,150    Bear Stearns Companies Inc. (The)                       68,310
--------------------------------------------------------------------------------
          939    Goldman Sachs Group, Inc. (The)                         63,946
--------------------------------------------------------------------------------
        2,019    Lehman Brothers Holdings Inc.                          107,593
--------------------------------------------------------------------------------
                                                                        335,469
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.7%
--------------------------------------------------------------------------------
          4,119    Analog Devices, Inc.(1)                               98,321
--------------------------------------------------------------------------------
         37,514    Intel Corporation                                    584,281
--------------------------------------------------------------------------------
          4,435    Microchip Technology Inc.                            108,458
--------------------------------------------------------------------------------
          4,985    STMicroelectronics NV
                   New York Shares                                       97,257
--------------------------------------------------------------------------------
          7,886    Taiwan Semiconductor
                   Manufacturing Co. Ltd. ADR(1)                         55,596
--------------------------------------------------------------------------------
                                                                        943,913
--------------------------------------------------------------------------------

Shares                                                                   Value
-------------------------------------------------------------------------------
SPECIALTY STORES -- 2.3%
-------------------------------------------------------------------------------
          2,147   Bed Bath & Beyond Inc.(1)                          $   74,275
--------------------------------------------------------------------------------
         12,633   Home Depot, Inc.                                      302,686
--------------------------------------------------------------------------------
            380   Krispy Kreme Doughnuts, Inc.(1)                        12,833
--------------------------------------------------------------------------------
          2,998   Lowe's Companies, Inc.                                112,425
--------------------------------------------------------------------------------
          2,217   Staples, Inc.(1)                                       40,538
--------------------------------------------------------------------------------
          1,166   Tiffany & Co.                                          27,879
--------------------------------------------------------------------------------
          7,977   Walgreen Co.                                          232,849
--------------------------------------------------------------------------------
                                                                        803,485
--------------------------------------------------------------------------------
THRIFTS -- 1.4%
-------------------------------------------------------------------------------
         13,637   Washington Mutual, Inc.                               470,886
-------------------------------------------------------------------------------
TOBACCO -- 0.3%
-------------------------------------------------------------------------------
          2,841   Philip Morris Companies Inc.                          115,146
-------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 0.7%
-------------------------------------------------------------------------------
         1,221  Expeditors International
                 of Washington, Inc.                                     39,908
-------------------------------------------------------------------------------
            389   FedEx Corp.                                            21,092
--------------------------------------------------------------------------------
          2,734   United Parcel Service, Inc. Cl B                      172,461
--------------------------------------------------------------------------------
                                                                        233,461
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.7%
--------------------------------------------------------------------------------
          1,669   ALLTEL Corp.                                           85,119
--------------------------------------------------------------------------------
          2,797   UTStarcom Inc.(1)                                      55,451
--------------------------------------------------------------------------------
          5,820   Vodafone Group plc ADR                                105,458
--------------------------------------------------------------------------------
                                                                        246,028
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $33,600,134)                                                   34,159,317
--------------------------------------------------------------------------------

 TEMPORARY CASH INVESTMENTS -- 1.4%

Repurchase Agreement, Goldman Sachs & Co., (U.S. Treasury obligations), in a joint trading account at 1.05%, dated 12/31/02, due 1/2/03 (Delivery value
$500,029)
(Cost $500,000)                                                        500,000
-------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $34,100,134)                                                 $34,659,317
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1)  Non-income producing.
(2)  Category is less than 0.05% of total investment securities.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

DECEMBER 31, 2002
================================================================================
ASSETS
Investment securities, at value (cost of $34,100,134)               $34,659,317
--------------------------------------------------------------------
Cash                                                                    121,050
--------------------------------------------------------------------
Receivable for investments sold                                         479,209
--------------------------------------------------------------------
Dividends and interest receivable                                        29,347
--------------------------------------------------------------------------------
                                                                     35,288,923
--------------------------------------------------------------------------------

LIABILITIES
Payable for investments purchased                                       744,403
--------------------------------------------------------------------
Accrued management fees                                                  30,268
--------------------------------------------------------------------
Distribution fees payable                                                   518
--------------------------------------------------------------------------------
                                                                        775,189
--------------------------------------------------------------------------------
NET ASSETS                                                          $34,513,734
================================================================================
NET ASSETS CONSIST OF:
Capital (par value and paid-in surplus)                             $44,555,192
--------------------------------------------------------------------
Accumulated net realized loss on investment transactions            (10,600,641)
--------------------------------------------------------------------
Net unrealized appreciation on investments                              559,183
--------------------------------------------------------------------------------
                                                                    $34,513,734
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $31,621,180
--------------------------------------------------------------------
Shares outstanding                                                    4,305,041
--------------------------------------------------------------------
Net asset value per share                                                 $7.35
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $2,635,428
--------------------------------------------------------------------
Shares outstanding                                                      358,811
--------------------------------------------------------------------
Net asset value per share                                                 $7.34
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $257,126
--------------------------------------------------------------------
Shares outstanding                                                       35,027
--------------------------------------------------------------------
Net asset value per share                                                 $7.34
--------------------------------------------------------------------------------

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
================================================================================
INVESTMENT INCOME
INCOME:
--------------------------------------------------------------------
Dividends                                                           $   379,202
--------------------------------------------------------------------
Interest                                                                 20,406
--------------------------------------------------------------------------------
                                                                        399,608
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------------
Management fees                                                         335,416
--------------------------------------------------------------------
Distribution fees - Class II                                              1,903
--------------------------------------------------------------------
Directors' fees and expenses                                                378
--------------------------------------------------------------------------------
                                                                        337,697
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                    61,911
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------
Net realized loss on investment transactions                         (9,665,513)
--------------------------------------------------------------------
Change in net unrealized appreciation on investments                    351,466
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                     (9,314,047)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $(9,252,136)
================================================================================

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEAR ENDED DECEMBER 31, 2002 AND PERIOD ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS                                       2002       2001(1)
================================================================================
OPERATIONS
Net investment income                                 $     61,911   $   11,408
---------------------------------------------------------
Net realized loss                                       (9,665,513)    (939,653)
---------------------------------------------------------
Change in net unrealized appreciation                      351,466      207,717
--------------------------------------------------------------------------------
Net decrease in net assets resulting from operations    (9,252,136)    (720,528)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
---------------------------------------------------------
  Class I                                                 (71,426)        --
----------------------------------------------------------
  Class II                                                 (1,913)        --
----------------------------------------------------------
  Class III                                                  (469)        --
------------------------------------------------------------------------------
Decrease in net assets from distributions                 (73,808)        --
------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net increase in net assets from
capital share transactions                             13,038,962    31,521,244
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                              3,713,018    30,800,716

NET ASSETS
Beginning of period                                    30,800,716         --
--------------------------------------------------------------------------------
End of period                                         $34,513,734    $30,800,71
================================================================================
Undistributed net investment income                         --          $10,424
================================================================================

(1) May 1, 2001 (inception) through December 31, 2001.

See Notes to Financial Statements.

13

Notes to Financial Statements

DECEMBER 31, 2002

 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities. The following is a summery of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III shares. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of
Class II and Class III commenced on May 1, 2002 and May 13, 2002, respectively.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

                                                                    (continued)

14

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

At December 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $6,828,045 (expiring in 2009 through 2010), which may be used to offset future taxable gains.

The fund has elected to treat $779,851 of net capital losses incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class of the fund is as follows:

                                CLASS I        CLASS II        CLASS III
-------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
-------------------------------------------------------------------------
First $20 billion                1.00%          0.90%           1.00%
-------------------------------------------------------------------------
Over $20 billion                 0.95%          0.85%           0.95%
-------------------------------------------------------------------------

The effective annual management fee for the period ended December 31, 2002 was
1.00%, 0.90%, and 1.00% for Class I, Class II, and Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly in arrears based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2002, are detailed in the Statement of Operations.

                                                                    (continued)

15

Notes to Financial Statements

DECEMBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $68,254,462 and $54,705,315, respectively.

At December 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

================================================================================
Federal tax cost of investments                                    $37,092,880
================================================================================
Gross tax appreciation of investments                                $  803,45
--------------------------------------------------------------------
Gross tax depreciation of investments                               (3,237,017)
--------------------------------------------------------------------------------
Net tax depreciation of investments                                $(2,433,563)
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

16

Notes to Financial Statements

DECEMBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                  SHARES              AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
SHARES AUTHORIZED                             200,000,000
================================================================================
Sold                                            4,383,009         $ 35,063,866
----------------------------------------------
Issued in reinvestment of distributions             9,256               71,426
----------------------------------------------
Redeemed                                       (3,320,049)         (25,208,025)
-------------------------------------------------------------------------------
Net increase                                    1,072,216          $ 9,927,267
================================================================================
PERIOD ENDED DECEMBER 31, 2001(1)
SHARES AUTHORIZED                             200,000,000
================================================================================
Sold                                            3,303,016          $32,145,501
----------------------------------------------
Redeemed                                          (70,191)            (624,257)
--------------------------------------------------------------------------------
Net increase                                    3,232,825          $31,521,244
================================================================================
CLASS II
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002(2)
SHARES AUTHORIZED                             100,000,000
================================================================================
Sold                                              425,523           $3,344,653
-----------------------------------------------
Issued in reinvestment of distributions               257                1,913
-----------------------------------------------
Redeemed                                          (66,969)            (503,168)
--------------------------------------------------------------------------------
Net increase                                      358,811           $2,843,398
================================================================================
CLASS III
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002(3)
SHARES AUTHORIZED                             100,000,000
================================================================================
Sold                                               38,065             $291,900
--------------------------------------------------------------
Issued in reinvestment of distributions                63                  469
--------------------------------------------------------------
Redeemed                                           (3,101)             (24,072)
--------------------------------------------------------------------------------
Net increase                                       35,027             $268,297
================================================================================
(1)  May 1, 2001 (inception) through December 31, 2001.
(2)  May 1, 2002 (commencement of sale) through December 31, 2002.
(3)  May 13, 2002 (commencement of sale) through December 31, 2002.

                                                                    (continued)

17

Notes to Financial Statements

DECEMBER 31, 2002

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

6. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 100.00% of the ordinary income distributions paid during the fiscal year ended December 31, 2002, qualify for the corporate dividends received deduction.

18

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
----------------------------------------------------------------------------
                                                           CLASS I
----------------------------------------------------------------------------
                                                    2002           2001(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                $9.53          $10.00
----------------------------------------------------
Income From Investment Operations
----------------------------------------------------
  Net Investment Income(2)                           0.02            --(3)
----------------------------------------------------
  Net Realized and Unrealized Loss                  (2.18)          (0.47)
-----------------------------------------------------------------------------
  Total From Investment Operations                  (2.16)          (0.47)
-----------------------------------------------------------------------------
Distributions
----------------------------------------------------
  From Net Investment Income                        (0.02)            --
-----------------------------------------------------------------------------
Net Asset Value, End of Period                      $7.35           $9.53
=============================================================================
  TOTAL RETURN(4)                                    2.71)%         (4.70)%
RATIOS/SUPPLEMENTAL DATA
Ratio of Operating
Expenses to Average Net Assets                      1.00%         1.00%(5)
----------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                               0.19%         0.16%(5)
----------------------------------------------------
Portfolio Turnover Rate                              168%             48%
----------------------------------------------------
Net Assets, End of Period (in thousands)            1,621         $30,801
------------------------------------------------------------------------------

(1)  May 1, 2001 (inception) through December 31, 2001.
(2)  Computed using average shares outstanding throughout the period.
(3)  Per-share amount was less than $0.005.
(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)  Annualized.

See Notes to Financial Statements.

19

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                    CLASS II
--------------------------------------------------------------------------------
                                                                     2002(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                  $9.16
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------------------------
 Net Investment Income(2)                                              --(3)
-----------------------------------------------------------------------
Net Realized and Unrealized Loss                                      (1.81)
--------------------------------------------------------------------------------
Total From Investment Operations                                      (1.81)
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------
From Net Investment Income                                            (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $7.34
================================================================================
TOTAL RETURN(4)                                                      (19.80)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                       1.15%(5)
-----------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                    0.07%(5)
-----------------------------------------------------------------------
Portfolio Turnover Rate                                                  168%(6)
-----------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                 $2,635
--------------------------------------------------------------------------------
(1)  May 1, 2002 (commencement of sale) through December 31, 2002.
(2)  Computed using average shares outstanding throughout the period.
(3)  Per-share amount was less than $0.005.
(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)  Annualized.
(6)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

20

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                      CLASS III
--------------------------------------------------------------------------------
                                                                     2002(1)
PER-SHARE DATA
Net Asset Value, Beginning of Period                                  $9.08
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
 Net Investment Income(2)                                              0.01
-------------------------------------------------------------------
 Net Realized and Unrealized Loss                                     (1.74)
--------------------------------------------------------------------------------
 Total From Investment Operations                                     (1.73)
--------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------
 From Net Investment Income                                           (0.01)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $7.34
================================================================================
 TOTAL RETURN(3)                                                   (19.02)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                    1.00%(4)
-------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                 0.14%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                               168%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                $257
--------------------------------------------------------------------------------
(1)  May 13, 2002 (commencement of sale) through December 31, 2002.
(2)  Computed using average shares outstanding throughout the period.
(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)  Annualized.
(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

21

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2002,
and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 2001 (inception) through December 31,
2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Ultra Fund as of December 31, 2002, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from May 1, 2001 (inception) through
December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

22

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS

THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 22
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Strategic Account Implementation Manager,
Applied Industrial Technologies, Inc., a corporation
engaged in the sale of bearings and power
transmission products
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director Emeritus(1)
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Retired, formerly a general surgeon
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 6
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Retired, formerly Chairman, Public
Service Company of Colorado
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
RMI.NET Inc., Allied Motion  Technologies, Inc.
and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

23

Management

INDEPENDENT DIRECTORS (CONTINUED)

DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:
Director, Vice Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chairman of the Board, Butler Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director,
Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President, Chief Executive Officer,
and Founder, Sayers Computer Source
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 8
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President, Finance--Global Markets
Group, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR:
Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 1
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
President and Chief Executive
Officer, American Italian Pasta Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:
Director, Chairman of the Board
LENGTH OF TIME SERVED (YEARS): 44
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Chairman, Director, and controlling shareholder,
ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Director
LENGTH OF TIME SERVED (YEARS): 12
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Co-Chairman, ACC (September 2000 to present);
Chief Executive Officer, ACC (June 1996 to
September 2000); Chief Executive Officer, ACIM,
ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX
OVERSEEN BY DIRECTOR: 37
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------
 (1)  James E. Stowers, Jr. is the father of James E. Stowers III.

24

                                                                    (continued)
Management

OFFICERS

WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: President
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989 to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Executive Vice President
LENGTH OF TIME SERVED (YEARS): 7
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND:
Senior Vice President, Treasurer, and Chief
Accounting Officer
LENGTH OF TIME SERVED (YEARS): 2
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:
Senior Vice President and Assistant
Treasurer, ACSC
-------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: S
enior Vice President and General Counsel
LENGTH OF TIME SERVED (YEARS): 4
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Controller
LENGTH OF TIME SERVED (YEARS): 9
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111
POSITION(S) HELD WITH FUND: Tax Officer
LENGTH OF TIME SERVED (YEARS): 5
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the funds' directors and is available without charge upon request by calling 1-800-345-6488.

25

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of the Class I shares. CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares. However, Class III shares have a 1.00% redemption fee for shares that are redeemed or exchanged within 60 days of purchase.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

26

Background Information

PORTFOLIO MANAGERS

 VP ULTRA
---------------------------
    Jim Stowers III
---------------------------
    Bruce Wimberly
---------------------------
    Wade Slome
---------------------------
    Jerry Sullivan
---------------------------

INVESTMENT PHILOSOPHY AND POLICIES

The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

In addition to these principles, each fund has its own investment policies: VP
ULTRA generally invests in the securities of larger companies that exhibit accelerating growth. It typically will have significant price fluctuations.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 is the medium capitalization sector of the U.S. market.
Created by Standard & Poor's, it is considered to represent the performance of mid-cap stocks generally.

RUSSELL 1000 INDEX, created by Frank Russell Company, measures the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded U.S. companies, based on total market capitalization). The
RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

The RUSSELL 2000 INDEX was created by the Frank Russell Company. It measures the performance of the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies based on total market capitalization. The Russell 2000 represents approximately 10% of the total market capitalization of the top 3,000 companies.
The average market capitalization of the index is approximately $420 million.
The RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                    (continued)

27

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$9.2 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION-- market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

28

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

FUND CLASSIFICATIONS

Please be aware that a fund's category may change over time. Therefore, it is important that you read the fund's prospectus carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

INVESTMENT OBJECTIVE

Each fund's investment objective is stated in its prospectus. The objective typically falls within the following broad categories:

CAPITAL PRESERVATION--taxable and tax-free money market funds for relative stability of principal and liquidity.

INCOME-- taxable and tax-free bond funds that can provide current income.  They generally offer lower volatility levels than stock funds.

GROWTH & INCOME--funds that emphasize both growth and income provided by either dividend-paying equities or a combination of equity and fixed-income securities.

GROWTH--funds with a focus on capital appreciation and long-term growth, generally providing high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

29

Glossary

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of Operations)
, income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

30

Notes

31

Notes

32

CONTACT US

www.americancentury.com

Automated Information Line:
1-800-345-8765

Investment Professional Service Representatives:
1-800-345-6488

Telecommunications Device for the Deaf:
1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Manager:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0302                               American Century Investment Services, Inc.
SH-ANN-32889                       (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century Variable Portfolios
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

VP Value

[american century logo and text logo (reg.sm)]

[inside front cover]

Market Perspective ........................................................    1

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   23
Share Class Information ...................................................   26
Background Information

Market Perspective from Phil Davidson

[photo of Phil Davidson]

Phil Davidson, chief investment officer, Value Equity

Nestled in the 12-month period covered by this report was one of the most difficult stretches in stock market history. The S&P 500 slumped to a five-year low over the summer, while the second and third quarters represented the index's worst consecutive quarters since 1974, as it shed almost 29%. We also contended with unprecedented market volatility. During the year, the S&P 500 posted daily gains or losses of 2% or more 52 times. That compares to an annual average of just 9 days with 2% or larger moves during the market's extraordinary advance in the 1990s.

When we closed VP Value's annual books on December 31, 11 of the S&P 500's 13 sectors had suffered double-digit declines, with four down more than 30%. While the stock market's October rebound took some of the sting away, the S&P 500 finished with a 22.10% decline, while the Nasdaq Composite fell 31.26%. The Dow
Jones Industrial Average slipped 15.01%.

In such an environment, few companies performed well in absolute terms and value and growth stocks suffered almost equally. The S&P 500/BARRA Value Index, reflecting the performance of value-oriented shares, retreated 20.85%. Its growth counterpart, the S&P 500/BARRA Growth Index, fell 23.59%. Our job was to ensure that we followed our disciplined investment approach--searching for high-quality businesses temporarily selling at prices below fair market value.
As you will read in our performance review, this approach enabled us to post enviable results versus our benchmark.

A CLOSER LOOK AT THE YEAR

The period began on a somewhat optimistic note, as investors, confident that the economy was on the mend and corporate profits would improve similarly, staged a fourth-quarter 2001 rally. But as 2002 unfolded, confidence quickly ebbed and stocks began to move unpredictably as investors struggled to make sense out of confusing--and sometimes conflicting--information about the health of the U.S.
economy and stock market. Despite a rash of disappointing first-quarter earnings, escalating anxiety about terrorism and mounting global instability, several key economic indicators told a positive story--manufacturing surged during the early part of the year and retail sales and consumer spending remained strong, possibly suggesting better days ahead.

By mid-summer, however, conditions had worsened perceptibly as caution gave way to anxiety. Equities declined

MARKET RETURNS

For the 12 months ended December 31, 2002
-------------------------------------------------------------------------------
    S&P 500/BARRA Value Index                                       -20.85%
-------------------------------------------------------------------------------
    S&P MidCap 400/BARRA Value Index                                -10.10%
-------------------------------------------------------------------------------
    S&P SmallCap 600/BARRA Value Index                              -14.47%
-------------------------------------------------------------------------------

Source: Lipper Inc.

These indices represent the performance of large-, medium-, and small-capitalization stocks.

                                                                    (continued)

                                                                         ------
                                                                         1

Market Perspective

sharply in the midst of an uneven economic recovery and disappointing corporate earnings. As sentiment soured, investors took little comfort from muted inflation and attractive interest rates--the lowest in a generation--which prompted a wave of refinancing and re-invigorated the housing market. The persistent dearth of business spending and lingering concerns over corporate governance drove money out of the stock market and into investments perceived to be safer, such as bonds and money market securities.

Unfortunately, the third quarter brought little relief. The stock market tumbled to new lows in late July, and by September, consumer confidence had declined for the fourth consecutive month, and manufacturing began to lose steam. Then the
Federal Reserve declined to cut interest rates, disappointing investors who had hoped for another push for the economy. In this environment, consumer spending finally began to falter and business profit outlooks grew dimmer, as more than half of the companies that issued third-quarter guidance reported that they would fall short of earlier estimates. The looming threat of war with Iraq only made matters worse. Although conditions improved somewhat during the final months of the year, by the end of the period the major indices had suffered double-digit losses in an ongoing market decline that has drained $9 trillion in value from U.S. stocks since the March 2000 peak. In such a punishing environment, virtually no market segment or investment class escaped the downdraft. Economically sensitive sectors, such as consumer cyclicals and technology, were among the hardest hit as the recovery appeared to unravel. Even defensive sectors such as consumer non-cyclicals and health care posted losses.

A LOOK AHEAD

While the current market environment presents many challenges for investors, it also offers a wealth of investment opportunity for value-minded investors. The investment landscape remains rich with the types of companies we seek--high-quality firms with strong balance sheets, solid underlying businesses and the strength to survive the market's difficulties--and we will continue to apply our disciplined value methodologies to identify them. We believe that these firms have the potential to provide competitive returns.
MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended December 31, 2002

These indices represent the performance of large-, medium-, and small-capitalization stocks.

------
     2

VP Value - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
---------------------------------------------------------------------------------------------
                                                   LIPPER MULTI-CAP
                                  VP VALUE           VALUE INDEX         S&P 500 INDEX
---------------------------------------------------------------------------------------------
CLASS I (INCEPTION 5/1/96)
---------------------------------------------------------------------------------------------
  6 months(1)                       -9.06%             -10.13%              -10.30%
---------------------------------------------------------------------------------------------
  1 Year                           -12.62%             -17.61%              -22.10%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
  3 Years                            5.21%              -2.92%              -14.55%
---------------------------------------------------------------------------------------------
  5 Years                            3.89%               0.64%               -0.59%
---------------------------------------------------------------------------------------------
  Life of Class                      8.41%               5.98%                6.15%
---------------------------------------------------------------------------------------------
CLASS II (INCEPTION 8/14/01)
---------------------------------------------------------------------------------------------
  6 months(1)                       -9.21%             -10.13%              -10.30%
---------------------------------------------------------------------------------------------
  1 Year                           -12.81%             -17.61%              -22.10%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
  Life of Class                     -7.18%             -14.02%(2)           -18.05%(2)
---------------------------------------------------------------------------------------------
CLASS III (INCEPTION 5/6/02)
---------------------------------------------------------------------------------------------
  6 months(1)                       -9.06%             -10.13%              -10.30%
---------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
---------------------------------------------------------------------------------------------
  Life of Class(1)                 -11.56%             -17.85%(3)           -17.90%(3)
---------------------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 8/16/01 the date nearest the class's inception for which data are available.

(3) Since 5/2/02 the date nearest the class's inception for which data are available.

See pages 26-29 for information about share classes, the indices, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.

                                                                    (continued)

                                                                        ------
                                                                        3

VP Value - Performance
GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made May 1, 1996

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended December 31
-------------------------------------------------------------------------------------------------------
                                  1996*     1997      1998      1999      2000      2001       2002
-------------------------------------------------------------------------------------------------------
VP Value                         12.28%    26.08%     4.81%    -0.85%    18.14%    12.82%     -12.62%
-------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Index     12.39%    26.91%     6.53%     5.94%     9.64%     1.30%     -17.61%
-------------------------------------------------------------------------------------------------------

* From 5/1/96, the class's inception date. Not annualized.

The charts on the performance pages give historical return data for VP Value.
Returns for the indices are provided for comparison. VP Value's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Class I shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

VP Value - Performance Review

[photo of Phil Davidson and Scott Moore]

A performance summary from Phil Davidson and Scott Moore, portfolio managers on the VP Value investment team.

The twelve months covered by this report were among the most volatile in memory, for both value and growth investors alike. Although your VP Value fund lost some ground since our last report to you, declining 12.62%* during the year ending
December 31, 2002, we are heartened by its performance compared to the 17.61%
decline posted by its benchmark, the Lipper Multi-Cap Value Index. The S&P 500
Index declined 22.10% during the same time frame.

As is discussed in greater detail in the Market Perspective on page 1, the months covered in this report were difficult ones for equity investors. The majority of companies--seemingly without respect to size, sector or industry--struggled to gain a foothold in a marketplace that seemed to grow more volatile and unpredictable by the day. In such an environment, where few companies are performing well in absolute terms and fundamentally strong firms are struggling right along with those that are less successful, effective stock selection is of critical importance. For that reason, we adhere closely to our disciplined, bottom-up approach to finding undervalued, leading businesses whose underlying strength and stability will enable them to weather the market's difficulties. We believe VP Value's better performance compared to its benchmark during the period is testimony to the effectiveness of our approach.

POCKETS OF RELATIVE SUCCESS

Although few utilities performed well in absolute terms, we found some of our best opportunities in the utilities sector, a classic value group that has become an increasingly tricky space in which to navigate in recent years. The sector has faced a host of challenges, including last year's energy crisis in
California, bankruptcies, disappointing earnings and, more recently, intensifying concerns about price manipulation and accounting practices as many firms gravitated toward a more aggressive debt profile. Our success in this arena can be credited to our bottom-up approach, which led us away from more speculative issues--firms with leveraged balance sheets or riskier business profiles, for example--and toward those with more conservative business models, solid finances and proven track records. As a result, we benefited not only through what we owned, but also through what we didn't own. Top names during the period

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                         $1.5 billion
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
No. of Holdings                              76                    75
-------------------------------------------------------------------------------
P/E Ratio                                   21.4                  22.2
-------------------------------------------------------------------------------
Median Market                               $4.4                  $7.3
Capitalization                             billion               billion
-------------------------------------------------------------------------------
Weighted Average                           $24.7                 $34.5
Market Capitalization                      billion               billion
-------------------------------------------------------------------------------
Portfolio Turnover                          106%                  174%
-------------------------------------------------------------------------------

*All fund returns referenced in this review are for Class I shares.

Investment terms are defined in the Glossary.                       (continued)

                                                                         ------
                                                                         5

VP Value - Performance Review

included FPL Group, Inc., which supplies electricity to eastern and southern
Florida, and Ameren Corp., which owns utilities that supply electricity and gas to Missouri and Illinois. Our confidence in both firms led us to build meaningful positions--a strategy that ultimately proved advantageous.

Our systematic search for high-quality bargains also led us to success in the basic materials arena, another sector that typically appeals to investors in search of predictable earnings at a reasonable price. Our process again

TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        12/31/02              6/30/02
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      3.9%                  3.3%
--------------------------------------------------------------------------------
Martin Marietta
Materials, Inc.                           3.0%                  3.1%
--------------------------------------------------------------------------------
First Virginia Banks, Inc.                2.7%                  3.4%
--------------------------------------------------------------------------------
Emerson Electric Co.                      2.6%                  2.8%
--------------------------------------------------------------------------------
Waste Management, Inc.                    2.5%                  2.7%
--------------------------------------------------------------------------------
Freddie Mac                               2.5%                   --
--------------------------------------------------------------------------------
Edwards (A.G.), Inc.                      2.4%                  1.8%
--------------------------------------------------------------------------------
BP Plc ADR                                2.4%                  3.1%
--------------------------------------------------------------------------------
ChevronTexaco Corp.                       2.3%                  1.5%
--------------------------------------------------------------------------------
Royal Dutch
Petroleum Co.
New York Shares                           2.1%                  1.1%
--------------------------------------------------------------------------------

TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        12/31/02              6/30/02
--------------------------------------------------------------------------------
Energy Reserves
& Production                              8.2%                  9.1%
--------------------------------------------------------------------------------
Banks                                     5.5%                  6.5%
--------------------------------------------------------------------------------
Defense/Aerospace                         5.1%                  2.3%
--------------------------------------------------------------------------------
Home Products                             4.7%                  5.2%
--------------------------------------------------------------------------------
Securities & Asset
Management                                4.6%                  4.1%
--------------------------------------------------------------------------------

led us to some of the most financially sound, well-managed firms the group had to offer. One standout performer was 3M Company, a worldwide supplier of chemical products and adhesives, which we sold at a significant gain.

Health care, another sector that is deemed attractive by investors during periods of market uncertainty, proved to be a bit of a mixed bag for VP Value.
Bristol-Myers Squibb, a strong contributor in previous periods, experienced an unfortunate reversal of fortune in recent months. Despite its strong underlying business, the firm has struggled due to excess inventories, slowing sales resulting from patent expirations on several of its key pharmaceuticals, and lower near-term earnings. At the same time, the health care sector was home to several firms that closed the year at the very top of our list of best contributors. Abbott Laboratories is a diversified business with both pharmaceutical orientations and medical technology that enabled it to better withstand various market pressures. Medical providers and services firms HCA
Inc. and Anthem Inc. also helped. HCA's success was the result of its new management team's ability to reinstate regulator confidence, while Anthem benefited from better industry pricing and improved efficiencies after its demutualization. We sold both holdings when their prices approached what we believed to be fair market value.

TOUGH TERRAIN

As conditions deteriorated over the course of the summer, investors were quick to trade their stake in consumer cyclicals firms, whose earnings typically track the business cycle, for ones in firms

                                                                    (continued)

------
     6

VP Value - Performance Review

whose products and services tend to remain in demand regardless of the larger economic picture. As a result, department and specialty stores, clothing retailers, automobile makers and manufactures of consumer durables saw their shares underperform. Although our value discipline led us to the higher quality names--those less apt to be taken down in the melee--we were unable to entirely sidestep damage. Our greatest detractor was Martin Marietta Materials, a leading manufacturer of aggregates for the construction industry, which struggled due to waning demand. A second detractor was Federated Department Stores, owner of such recognized chains as Macy's and Bloomingdale's, which stumbled in late 2002 due to lower-than-anticipated same-store sales.

Telecommunications stocks delivered some of the greatest blows to performance during the year. Although we maintained our long-held emphasis on better-performing telephone firms and limited our exposure to the troubled wireless arena, strategies that have reaped significant rewards for the portfolio in previous periods, several key holdings nonetheless restrained more recent performance, including Sprint Corp. (which we have eliminated from the portfolio), SBC Communications, and BellSouth Corp.

Finally, intensifying concerns about the prospect of war with Iraq and lower-than-expected profits--despite the relatively high price of oil--hurt our performance in the energy sector. One of our largest detractors was industry leader Exxon Mobil Corp., a strong performer in previous periods whose stock price has unfortunately mirrored the recent downturn in its bottom line. A second detractor was integrated oil firm BP Plc. While the company has had to lower production targets, we believe improved capital allocation prospectively will lead to better stock performance. In our estimation, both firm's troubles are temporary, so we're sitting tight.

A final trouble spot was the beleaguered technology sector. The story here hasn't changed much; companies that depend on information technology spending have suffered as corporations, anxious about economic recovery, continued to hold off on IT spending. Nonetheless, VP Value benefited from both strong individual security selection and the ability to buy quality names, such as IBM, during the sell off. Limited exposure to the struggling computer software and
Internet industries also worked in the portfolio's favor.

THE MONTHS AHEAD

Given the state of investor anxiety about the economy and the equity market, conditions are likely to remain volatile in the months ahead. But regardless of the market environment, we remain committed to our discipline of buying fundamentally sound businesses that have transitory issues affecting the price of their stock. We believe these firms offer the greatest potential for attractive, risk-adjusted returns over the long term.

TYPES OF INVESTMENTS IN PORTFOLIO
-------------------------------------------------------------------------------
                                         AS OF                 AS OF
                                        12/31/02              6/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks &
Equity Futures                           91.3%                 94.2%
-------------------------------------------------------------------------------
Foreign Common Stocks                     5.4%                  5.7%
-------------------------------------------------------------------------------
TOTAL EQUITY EXPOSURE                    96.7%                 99.9%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          3.3%                  0.1%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

VP Value - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 92.3%

APPAREL & TEXTILES -- 0.8%
--------------------------------------------------------------------------------
     340,800   Jones Apparel Group, Inc.(1)                        $ 12,077,952
--------------------------------------------------------------------------------

BANKS -- 5.5%
--------------------------------------------------------------------------------
   1,139,700   First Virginia Banks, Inc.                            42,431,031
--------------------------------------------------------------------------------
     711,300   Marshall & Ilsley Corp.                               19,475,394
--------------------------------------------------------------------------------
     453,400   SunTrust Banks, Inc.                                  25,807,528
--------------------------------------------------------------------------------
                                                                     87,713,953
--------------------------------------------------------------------------------

CHEMICALS -- 3.6%
--------------------------------------------------------------------------------
     707,900   Air Products & Chemicals, Inc.                        30,262,726
--------------------------------------------------------------------------------
     153,293   AptarGroup, Inc.                                       4,788,873
--------------------------------------------------------------------------------
     282,476   Minerals Technologies Inc.                            12,188,839
--------------------------------------------------------------------------------
     264,500   Rohm and Haas Co.                                      8,590,960
--------------------------------------------------------------------------------
                                                                     55,831,398
--------------------------------------------------------------------------------

CONSTRUCTION & REAL PROPERTY -- 3.8%
--------------------------------------------------------------------------------
     462,700   Fluor Corp.                                           12,955,600
--------------------------------------------------------------------------------
   1,519,295   Martin Marietta Materials, Inc.                       46,581,585
--------------------------------------------------------------------------------
                                                                     59,537,185
--------------------------------------------------------------------------------

CONSUMER DURABLES -- 2.3%
--------------------------------------------------------------------------------
     484,682   Miller (Herman), Inc.                                  8,918,149
--------------------------------------------------------------------------------
     518,600   Whirlpool Corp.                                       27,081,292
--------------------------------------------------------------------------------
                                                                     35,999,441
--------------------------------------------------------------------------------

DEFENSE/AEROSPACE -- 5.1%
--------------------------------------------------------------------------------
   1,277,000   Honeywell International Inc.                          30,648,000
--------------------------------------------------------------------------------
     736,600   Raytheon Company                                      22,650,450
--------------------------------------------------------------------------------
   1,168,900   Rockwell Collins                                      27,188,614
--------------------------------------------------------------------------------
                                                                     80,487,064
--------------------------------------------------------------------------------

DEPARTMENT STORES -- 1.6%
--------------------------------------------------------------------------------
     869,479   Federated Department
               Stores, Inc.(1)                                       25,006,216
--------------------------------------------------------------------------------

DRUGS -- 3.6%
--------------------------------------------------------------------------------
     428,500   Abbott Laboratories                                   17,140,000
--------------------------------------------------------------------------------
   1,371,600   Bristol-Myers Squibb Co.                              31,752,540
--------------------------------------------------------------------------------
     285,743   Watson Pharmaceuticals, Inc.(1)                        8,077,955
--------------------------------------------------------------------------------
                                                                     56,970,495
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 2.8%
--------------------------------------------------------------------------------
   1,055,300   AVX Corporation                                       10,341,940
--------------------------------------------------------------------------------
     641,580   Dover Corp.                                           18,708,473
--------------------------------------------------------------------------------
     837,800   Littelfuse, Inc.(1)                                   14,192,332
--------------------------------------------------------------------------------
                                                                     43,242,745
--------------------------------------------------------------------------------

ELECTRICAL UTILITIES -- 4.5%
--------------------------------------------------------------------------------
     676,974   Ameren Corp.                                          28,141,809
--------------------------------------------------------------------------------
     453,601   FPL Group, Inc.                                       27,275,028
--------------------------------------------------------------------------------
     596,100   Wisconsin Energy Corp.                                15,021,720
--------------------------------------------------------------------------------
                                                                     70,438,557
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

ENERGY RESERVES & PRODUCTION -- 8.2%
--------------------------------------------------------------------------------
     926,500   BP Plc ADR                                          $ 37,662,225
--------------------------------------------------------------------------------
     547,800   ChevronTexaco Corp.                                   36,417,744
--------------------------------------------------------------------------------
     677,800   Exxon Mobil Corp.                                     23,682,332
--------------------------------------------------------------------------------
     731,920   Royal Dutch Petroleum Co.
               New York Shares                                       32,219,118
--------------------------------------------------------------------------------
                                                                    129,981,419
--------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES -- 2.5%
--------------------------------------------------------------------------------
   1,730,173   Waste Management, Inc.                                39,655,565
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.0%
--------------------------------------------------------------------------------
     665,100   Freddie Mac                                           39,274,155
--------------------------------------------------------------------------------
     171,600   MBIA Inc.                                              7,526,376
--------------------------------------------------------------------------------
     277,200   MGIC Investment Corp.                                 11,448,360
--------------------------------------------------------------------------------
      44,900   Student Loan Corp. (The)                               4,391,220
--------------------------------------------------------------------------------
                                                                     62,640,111
--------------------------------------------------------------------------------

FOOD & BEVERAGE -- 2.4%
-------------------------------------------------------------------------------
   1,276,400   Campbell Soup Company(2)                              29,957,108
--------------------------------------------------------------------------------
     376,400   Interstate Bakeries Corp.                              5,740,100
--------------------------------------------------------------------------------
     194,500   PepsiAmericas Inc.                                     2,612,135
--------------------------------------------------------------------------------
                                                                     38,309,343
--------------------------------------------------------------------------------

FOREST PRODUCTS & PAPER -- 0.1%
--------------------------------------------------------------------------------
      29,505   Bowater Inc.                                           1,237,735
--------------------------------------------------------------------------------

GAS & WATER UTILITIES -- 3.3%
--------------------------------------------------------------------------------
   1,241,661   AGL Resources Inc.                                    30,172,362
--------------------------------------------------------------------------------
     921,700   WGL Holdings Inc.                                     22,047,064
--------------------------------------------------------------------------------
                                                                     52,219,426
--------------------------------------------------------------------------------

HEAVY ELECTRICAL EQUIPMENT -- 3.1%
--------------------------------------------------------------------------------
      82,100   Cooper Industries, Inc.                                2,992,545
--------------------------------------------------------------------------------
     234,900   Crane Co.                                              4,681,557
--------------------------------------------------------------------------------
     792,600   Emerson Electric Co.                                  40,303,710
--------------------------------------------------------------------------------
                                                                     47,977,812
--------------------------------------------------------------------------------

HEAVY MACHINERY -- 1.5%
--------------------------------------------------------------------------------
     513,000   Caterpillar Inc.                                      23,454,360
--------------------------------------------------------------------------------

HOME PRODUCTS -- 4.7%
--------------------------------------------------------------------------------
     279,422   Clorox Company                                        11,526,158
--------------------------------------------------------------------------------
   1,293,200   Kimberly-Clark Corp.                                  61,388,204
--------------------------------------------------------------------------------
                                                                     72,914,362
--------------------------------------------------------------------------------

INDUSTRIAL PARTS -- 1.8%
--------------------------------------------------------------------------------
     703,700   Pall Corp.                                            11,737,716
--------------------------------------------------------------------------------
     658,700   York International Corp.                              16,842,959
--------------------------------------------------------------------------------
                                                                     28,580,675
--------------------------------------------------------------------------------

INFORMATION SERVICES -- 2.2%
--------------------------------------------------------------------------------
     331,703   ADVO, Inc.(1)                                         10,889,809
--------------------------------------------------------------------------------
     115,500   International Business
               Machines Corp.                                         8,951,250
--------------------------------------------------------------------------------
     478,600   Valassis Communications, Inc.(1)                      14,085,198
--------------------------------------------------------------------------------
                                                                     33,926,257
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     8

VP Value - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                 Value
--------------------------------------------------------------------------------

LIFE & HEALTH INSURANCE -- 1.2%
--------------------------------------------------------------------------------
     673,100   MetLife, Inc.                                       $ 18,200,624
--------------------------------------------------------------------------------

MEDICAL PRODUCTS & SUPPLIES -- 4.4%
--------------------------------------------------------------------------------
     912,200   Beckman Coulter Inc.                                  26,928,144
--------------------------------------------------------------------------------
     359,100   Becton Dickinson & Co.                                11,020,779
--------------------------------------------------------------------------------
     247,700   Invitrogen Corp.(1)                                    7,751,772
--------------------------------------------------------------------------------
     455,700   Mettler-Toledo
               International, Inc.(1)                                14,609,742
--------------------------------------------------------------------------------
     408,000   Waters Corp.(1)                                        8,886,240
--------------------------------------------------------------------------------
                                                                     69,196,677
--------------------------------------------------------------------------------

MEDICAL PROVIDERS & SERVICES -- 0.4%
--------------------------------------------------------------------------------
     351,000   Tenet Healthcare Corp.(1)                              5,756,400
--------------------------------------------------------------------------------

OIL SERVICES -- 1.1%
--------------------------------------------------------------------------------
     816,500   Diamond Offshore Drilling, Inc.                       17,840,525
--------------------------------------------------------------------------------

PROPERTY & CASUALTY INSURANCE -- 3.3%
--------------------------------------------------------------------------------
     790,200   Allstate Corporation                                  29,229,498
--------------------------------------------------------------------------------
     315,900   Chubb Corp. (The)                                     16,489,980
--------------------------------------------------------------------------------
     354,300   Horace Mann Educators Corp.                            5,431,419
--------------------------------------------------------------------------------
                                                                     51,150,897
--------------------------------------------------------------------------------

PUBLISHING -- 1.8%
--------------------------------------------------------------------------------
     653,622   Dow Jones & Co., Inc.                                 28,256,079
--------------------------------------------------------------------------------

RAILROADS -- 0.7%
--------------------------------------------------------------------------------
     170,200   Union Pacific Corp.                                   10,189,874
--------------------------------------------------------------------------------

RESTAURANTS -- 1.2%
--------------------------------------------------------------------------------
   1,154,448   McDonald's Corp.                                      18,563,524
--------------------------------------------------------------------------------

SECURITIES & ASSET MANAGEMENT -- 4.6%
--------------------------------------------------------------------------------
   1,142,700   Edwards (A.G.), Inc.                                  37,663,392
--------------------------------------------------------------------------------
     546,700   Merrill Lynch & Co., Inc.                             20,747,265
--------------------------------------------------------------------------------
     477,200   T. Rowe Price Group Inc.                              13,010,858
--------------------------------------------------------------------------------
                                                                     71,421,515
--------------------------------------------------------------------------------

SEMICONDUCTOR -- 1.5%
--------------------------------------------------------------------------------
     542,900   Intel Corporation                                      8,455,668
--------------------------------------------------------------------------------
     821,065   Teradyne, Inc.(1)                                     10,682,055
--------------------------------------------------------------------------------
     319,000   Vishay Intertechnology, Inc.(1)                        3,566,420
--------------------------------------------------------------------------------
                                                                     22,704,143
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

TELEPHONE -- 3.9%
--------------------------------------------------------------------------------
   1,094,937   BellSouth Corp.                                   $   28,326,019
--------------------------------------------------------------------------------
     377,315   CenturyTel Inc.                                       11,085,515
--------------------------------------------------------------------------------
     224,390   Commonwealth Telephone
               Enterprise Inc.(1)                                     8,043,260
--------------------------------------------------------------------------------
     478,064   SBC Communications Inc.(2)                            12,960,315
--------------------------------------------------------------------------------
                                                                     60,415,109
--------------------------------------------------------------------------------

TOBACCO -- 0.8%
--------------------------------------------------------------------------------
     373,535   UST Inc.                                              12,487,275
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $1,473,145,830)                                             1,444,384,713
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 4.4%
--------------------------------------------------------------------------------
Repurchase Agreement, Goldman Sachs
& Co., (U.S. Treasury obligations),
in a joint trading account at 1.05%,
dated 12/31/02, due 1/2/03
(Delivery value $69,304,043)
(Cost $69,300,000)                                                   69,300,000
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------
Repurchase Agreement, Bank of America
Securities, LLC, (U.S. Treasury obligations),
in a joint trading account at 1.03%,
dated 12/31/02, due 1/2/03
(Delivery value $44,302,535)                                         44,300,000
--------------------------------------------------------------------------------
Repurchase Agreement, Goldman Sachs
& Co., (U.S. Treasury obligations),
in a joint trading account at 1.05%,
dated 12/31/02, due 1/2/03
(Delivery value $7,500,438)                                           7,500,000
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $51,800,000)                                                   51,800,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $1,594,245,830)                                            $1,565,484,713
================================================================================

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         9

VP Value - Schedule of Investments

DECEMBER 31, 2002
================================================================================

 EQUITY FUTURES CONTRACTS*

                            Expiration       Underlying Face      Unrealized
        Purchased              Date          Amount at Value         Loss
--------------------------------------------------------------------------------
   315  S&P500 Futures      March 2003         $69,300,000       $(1,794,048)
                                           =====================================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell).
 By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

See Notes to Financial Statements.

------
    10

Statement of Assets and Liabilities

DECEMBER 31, 2002

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $1,594,245,830)        $1,565,484,713
-------------------------------------------------------------
Cash                                                                 2,578,182
-------------------------------------------------------------
Receivable for investments sold                                      1,128,010
-------------------------------------------------------------
Receivable for variation margin on futures contracts                   140,320
-------------------------------------------------------------
Dividends and interest receivable                                    2,267,303
--------------------------------------------------------------------------------
                                                                 1,571,598,528
--------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------
Payable for investments purchased                                   21,722,865
-------------------------------------------------------------
Accrued management fees                                              1,239,828
-------------------------------------------------------------
Distribution fees payable                                               17,312
--------------------------------------------------------------------------------
                                                                    22,980,005
--------------------------------------------------------------------------------

NET ASSETS                                                      $1,548,618,523
================================================================================

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                         $1,713,102,518
-------------------------------------------------------------
Undistributed net investment income                                 17,360,982
-------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                 (151,289,812)
-------------------------------------------------------------
Net unrealized depreciation on investments and translation
of assets and liabilities in foreign currencies                    (30,555,165)
--------------------------------------------------------------------------------
                                                                $1,548,618,523
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                      $1,465,286,512
-------------------------------------------------------------
Shares outstanding                                                 239,539,310
-------------------------------------------------------------
Net asset value per share                                                $6.12
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $82,976,301
-------------------------------------------------------------
Shares outstanding                                                  13,582,631
-------------------------------------------------------------
Net asset value per share                                                $6.11
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                            $355,710
-------------------------------------------------------------
Shares outstanding                                                      58,153
-------------------------------------------------------------
Net asset value per share                                                $6.12
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                         ------
                                                                         11

Statement of Operations

YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $268,667)           $   30,990,652
-------------------------------------------------------------
Interest                                                             2,247,738
--------------------------------------------------------------------------------
                                                                    33,238,390
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Management fees                                                     14,799,737
-------------------------------------------------------------
Distribution fees - Class II                                           123,147
-------------------------------------------------------------
Directors' fees and expenses                                            18,246
--------------------------------------------------------------------------------
                                                                    14,941,130
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                               18,297,260
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED LOSS ON:
-------------------------------------------------------------
Investment transactions                                           (107,234,063)
-------------------------------------------------------------
Foreign currency transactions                                         (994,784)
--------------------------------------------------------------------------------
                                                                  (108,228,847)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED DEPRECIATION ON:
--------------------------------------------------------------------------------
Investments                                                       (142,775,505)
-------------------------------------------------------------
Translation of assets and liabilities in foreign currencies            119,049
--------------------------------------------------------------------------------
                                                                  (142,656,456)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                  (250,885,303)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(232,588,043)
================================================================================

See Notes to Financial Statements.

------
    12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------

INCREASE IN NET ASSETS                               2002             2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                         $   18,297,260    $   12,975,912
------------------------------------------
Net realized gain (loss)                        (108,228,847)       62,207,311
------------------------------------------
Change in net unrealized depreciation           (142,656,456)       53,897,466
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                       (232,588,043)      129,080,689
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------
  Class I                                        (12,733,664)       (8,666,210)
------------------------------------------
  Class II                                          (207,595)               --
------------------------------------------
From net realized gains:
------------------------------------------
  Class I                                        (82,390,588)               --
------------------------------------------
  Class II                                        (1,448,362)               --
--------------------------------------------------------------------------------
Decrease in net assets from distributions        (96,780,209)       (8,666,210)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets from
capital share transactions                       436,606,689       648,751,879
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                       107,238,437       769,166,358

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                            1,441,380,086       672,213,728
--------------------------------------------------------------------------------

End of period                                 $1,548,618,523    $1,441,380,086
================================================================================

Undistributed net investment income              $17,360,982       $13,046,882
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         13

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing in securities management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of
Class III commenced on May 6, 2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

                                                                    (continued)

------
    14

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

At December 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $84,467,174 (expiring in 2010), which may be used to offset future taxable gains.

The fund has elected to treat $2,698,687 of net capital losses incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class is as follows:
--------------------------------------------------------------------------------
                                  CLASS I         CLASS II         CLASS III
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $500 million                1.00%            0.90%             1.00%
--------------------------------------------------------------------------------
Next $500 million                 0.95%            0.85%             0.95%
--------------------------------------------------------------------------------
Over $1 billion                   0.90%            0.80%             0.90%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended December 31, 2002 was
0.95%, 0.85%, and 0.95% for Class I, Class II, and Class III, respectively.

                                                                    (continued)

                                                                         ------
                                                                         15

Notes to Financial Statements

DECEMBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly in arrears based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $1,878,925,526 and $1,500,658,345, respectively.

At December 31, 2002, the composition of unrealized appreciation (depreciation)
of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                 $1,660,349,867
================================================================================
Gross tax appreciation of investments                           $   56,976,441
--------------------------------------------------------------
Gross tax depreciation of investments                             (151,841,595)
--------------------------------------------------------------------------------
Net tax depreciation of investments                             $  (94,865,154)
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
    16

Notes to Financial Statements

DECEMBER 31, 2002

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                   SHARES            AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
SHARES AUTHORIZED                                500,000,000
================================================================================
Sold                                              95,219,343     $ 655,580,855
---------------------------------------------
Issued in reinvestment of distributions           13,084,491        95,124,252
---------------------------------------------
Redeemed                                         (60,170,155)     (388,608,288)
--------------------------------------------------------------------------------
Net increase                                      48,133,679     $ 362,096,819
================================================================================
YEAR ENDED DECEMBER 31, 2001
SHARES AUTHORIZED                                400,000,000
================================================================================
Sold                                             163,463,345    $1,130,729,376
---------------------------------------------
Issued in reinvestment of distributions            1,287,698         8,666,210
---------------------------------------------
Redeemed                                         (74,199,101)     (506,708,014)
--------------------------------------------------------------------------------
Net increase                                      90,551,942    $  632,687,572
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
SHARES AUTHORIZED                                100,000,000
================================================================================
Sold                                              11,968,165       $78,059,418
---------------------------------------------
Issued in reinvestment of distributions              227,780         1,655,957
---------------------------------------------
Redeemed                                            (917,920)       (5,564,041)
--------------------------------------------------------------------------------
Net increase                                      11,278,025       $74,151,334
================================================================================
PERIOD ENDED DECEMBER 31, 2001(1)
SHARES AUTHORIZED                                200,000,000
================================================================================
Sold                                               2,400,238       $16,713,072
---------------------------------------------
Redeemed                                             (95,632)         (648,765)
--------------------------------------------------------------------------------
Net increase                                       2,304,606       $16,064,307
================================================================================

CLASS III
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002(2)
SHARES AUTHORIZED                                100,000,000
================================================================================
Sold                                                  70,555          $436,433
---------------------------------------------
Redeemed                                             (12,402)          (77,897)
--------------------------------------------------------------------------------
Net increase                                          58,153          $358,536
================================================================================

(1) August 14, 2001 (commencement of sale) through December 31, 2001.

(2) May 6, 2002 (commencement of sale) through December 31, 2002.

                                                                    (continued)

                                                                         ------
                                                                         17

Notes to Financial Statements

DECEMBER 31, 2002

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

6. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund hereby designates $4,610,838 in distributions as capital gain dividends during the fiscal year ended December 31, 2002.

For corporate taxpayers, 100.00% of the ordinary income distributions paid during the fiscal year ended December 31, 2002, qualify for the corporate dividends received deduction.

------
    18

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-------------------------------------------------------------------------------------------------------------------
                                                                                 CLASS I
-------------------------------------------------------------------------------------------------------------------
                                                         2002         2001         2000        1999        1998
-------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                    $7.44        $6.67        $5.95       $6.73       $6.93
-------------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income                                  0.08(1)      0.08(1)      0.08        0.08        0.08(1)
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)               (0.95)        0.77         0.90       (0.15)       0.27
-------------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                      (0.87)        0.85         0.98       (0.07)       0.35
-------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Investment Income                            (0.06)       (0.08)       (0.07)      (0.07)      (0.04)
-----------------------------------------------------
  From Net Realized Gains                               (0.39)         --         (0.19)      (0.64)      (0.51)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                   (0.45)       (0.08)       (0.26)      (0.71)      (0.55)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                          $6.12        $7.44        $6.67       $5.95       $6.73
===================================================================================================================
  TOTAL RETURN(2)                                      (12.62)%      12.82%       18.14%      (0.85)%      4.81%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets        0.95%        0.97%        1.00%       1.00%       1.00%
-----------------------------------------------------
Ratio of Net Investment Income to Average Net Assets     1.17%        1.28%        1.81%       1.40%       1.21%
-----------------------------------------------------
Portfolio Turnover Rate                                   106%         174%         159%        118%        158%
-----------------------------------------------------
Net Assets, End of Period (in thousands)            $1,465,287   $1,424,235     $672,214    $416,166    $316,624
-------------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

                                                                         ------
                                                                         19

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                                CLASS II
--------------------------------------------------------------------------------
                                                             2002       2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $7.44      $7.19
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------
  Net Investment Income(2)                                   0.07       0.02
---------------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                   (0.95)      0.23
--------------------------------------------------------------------------------
  Total From Investment Operations                          (0.88)      0.25
--------------------------------------------------------------------------------
Distributions
---------------------------------------------------------
  From Net Investment Income                                (0.06)       --
---------------------------------------------------------
  From Net Realized Gains                                   (0.39)       --
--------------------------------------------------------------------------------
  Total Distributions                                       (0.45)       --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                              $6.11      $7.44
================================================================================
  TOTAL RETURN(3)                                          (12.81)%     3.48%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets           1.10%      1.11%(4)
---------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets        1.02%      0.31%(4)
---------------------------------------------------------
Portfolio Turnover Rate                                      106%       174%(5)
---------------------------------------------------------
Net Assets, End of Period (in thousands)                  $82,976      $17,145
--------------------------------------------------------------------------------

(1) August 14, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
    20

VP Value - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                      CLASS III
--------------------------------------------------------------------------------
                                                                        2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $6.92
--------------------------------------------------------------------------------
Income From Investment Operations
---------------------------------------------------------------------
  Net Investment Income(2)                                               0.06
---------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (0.86)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.80)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $6.12
================================================================================
  TOTAL RETURN(3)                                                      (11.56)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                      0.95%(4)
---------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                   0.98%(4)
---------------------------------------------------------------------
Portfolio Turnover Rate                                                 106%(5)
---------------------------------------------------------------------
Net Assets, End of Period (in thousands)                                  $356
--------------------------------------------------------------------------------

(1) May 6, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         21

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2002,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Value Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

------
    22

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the fund also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Allied Motion
Technologies, Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                         ------
                                                                         23

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
-------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1) James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------
    24

Management

OFFICERS
-------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989 to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
-------------------------------------------------------------------------------

DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------

ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

                                                                         ------
                                                                         25

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of the Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares. However, Class III shares have a 1.00% redemption fee for shares that are redeemed or exchanged within 60 days of purchase.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
    26

Background Information

PORTFOLIO MANAGERS
-------------------------------------------------------------------------------
VP VALUE
-------------------------------------------------------------------------------
    Phil Davidson, CFA
-------------------------------------------------------------------------------
    Scott Moore, CFA
-------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

Conservative investment practices are the hallmark of American Century's VP
Value Fund. Broad diversification across many industries is stressed to reduce the impact of one sector on fund performance. The management team also looks for dividend yield because dividend income can help offset the impact of market downturns on fund performance.

VP VALUE'S investment objective is long-term capital growth, with income as a secondary objective. To achieve this objective, the fund invests in the equity securities of well-established businesses that the fund's management team believes are temporarily undervalued. This is determined by comparing a stock's share price with key financial measures, including earnings, book value, cash flow, and dividends. If the stock's price relative to these measures is low and the company's balance sheet is solid, its securities are candidates for purchase. The management team may secondarily look for income when making portfolio selections.

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's Corporation, it is considered to be a broad measure of U.S. stock market performance.

The LIPPER MULTI-CAP VALUE INDEX consists of the largest funds tracked by Lipper
Inc. that seek long-term growth of capital by investing in companies of all capitalization sizes that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors.

The S&P 500/BARRA VALUE INDEX is a capitalization-weighted index consisting of
S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

The S&P 500/BARRA GROWTH INDEX is a capitalization-weighted index consisting of
S&P 500 stocks that have higher price-to-book ratios and, in general, share other characteristics associated with "growth" stocks.

The S&P MIDCAP 400/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P MidCap 400 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

The S&P SMALLCAP 600/BARRA VALUE INDEX is a capitalization-weighted index consisting of S&P 600 stocks that have lower price-to-book ratios and, in general, share other characteristics associated with "value" stocks.

                                                                         ------
                                                                         27

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$9.2 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION--market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

------
    28

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

                                                                         ------
                                                                         29

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

------
    30

Notes

                                                                         ------
                                                                         31

Notes

------
    32

[back cover]

CONTACT US

www.americancentury.com

Automated Information Line:
1-800-345-8765

Investment Professional Service Representatives:
1-800-345-6488

Telecommunications Device for the Deaf:
1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Manager:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0302                              American Century Investment Services, Inc.
SH-ANN-32886                      (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century Variable Portfolios
Annual Report

[graphic of market line chart]
[graphic of starfish]
[graphic of side-by-side bridges]

VP International

[american century logo and text logo (reg.sm)]

[inside front cover]

Market Perspective ........................................................    1

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   23
Share Class Information ...................................................   26
Background Information

Market Perspective from Henrik Strabo

[photo of Henrik Strabo]

Henrik Strabo, chief investment officer, International Equities

This has been another challenging year for international investors, with the world's markets again dominated by volatility and uncertainty.

While there were some signs of recovery early during the year, they were overwhelmed by corporate accounting scandals, weak growth in the U.S. economy, and declining confidence among businesses and consumers. Those issues took a toll on the world's markets, and terrorism and the threat of war in Iraq also cast a pall over investor sentiment.

GLOBAL SLOWDOWN

Even though the global economy has demonstrated a remarkable resiliency, there are still formidable challenges that must be overcome before it can rebound from the present adversity. Among the developed economies of the world, only the U.S.
is displaying any significant strength.

The economic situation in Japan continues to be discouraging. Banks are saddled with billions of dollars in bad debt, and unemployment remains near record levels. The country's economy has suffered through three recessions in the past decade, and may be on the brink of another. Most of the evidence indicates
Japan's struggles are far from over, even though its markets were among those in the developed world that fell the least during the year.

In Europe, conditions are not much better. A budding recovery in the first half of 2002 rolled over in the face of global economic weakness. Numerous countries staggered under the impact of poor corporate performance, meager industrial production, and rising unemployment. Also, the threat of war created an air of uncertainty that stifled most markets.

FOLLOWING OUR PROCESS

The global economic slowdown, however, has not changed our investment process, which we've had in place for more than 11 years. It involves detailed, exhaustive research of individual companies that are improving their tempo of business despite the environment, and it has served us very well through good times and bad, including several downturns in the U.S. and abroad.

The international team has worked diligently to identify companies demonstrating sustainable acceleration in revenues and earnings. For much of the past year, our process led us to smaller companies as they were in a better position to advance in a sluggish economy than multinational corporations, which are usually more sensitive

MARKET RETURNS

For the 12 months ended December 31, 2002
-------------------------------------------------------------------------------
    MSCI Emerging Latin America Index                               -22.45%
-------------------------------------------------------------------------------
    MSCI Europe Index                                               -18.38%
-------------------------------------------------------------------------------
    MSCI Far East Index                                             -10.97%
-------------------------------------------------------------------------------

Source: Russell

                                                                    (continued)

                                                                        ------
                                                                        1

Market Perspective

to global conditions than firms doing business locally.

Early in the fiscal year, we made successful investments among food and beverage companies, several of which were among the period's top contributors. But that initial attractive acceleration faded as the period progressed, and our process led us to investments in select technology and telecommunications companies.

Looking ahead, the uncertainty that characterized the past year is likely to persist, and the environment probably will continue to be challenging for equity investors because of weakness in the global economy and persistent geopolitical concerns.

Regardless of the economic climate, our team remains committed to finding companies anywhere in the world whose earnings and revenues are growing at an accelerating rate. We plan to position the portfolios to benefit from renewed growth when it occurs. Finally, it remains a privilege to serve our investors, and you have our assurance that we are fully committed to helping you attain your financial goals.
MARKET PERFORMANCE--GROWTH OF $1.00
For the 12 months ended December 31, 2002

------
     2

VP International - Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
-----------------------------------------------------------------------------------------------------
                                     VP INTERNATIONAL      MSCI EAFE INDEX       S&P 500 INDEX
-----------------------------------------------------------------------------------------------------
CLASS I (INCEPTION 5/1/94)
-----------------------------------------------------------------------------------------------------
  6 months(1)                             -16.64%              -14.55%              -10.30%
-----------------------------------------------------------------------------------------------------
  1 Year                                  -20.37%              -15.94%              -22.10%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
  3 Years                                 -22.30%              -17.24%              -14.55%
-----------------------------------------------------------------------------------------------------
  5 Years                                  -1.79%               -2.89%               -0.59%
-----------------------------------------------------------------------------------------------------
  Life of Class                             3.27%                0.40%(2)             9.96%(2)
-----------------------------------------------------------------------------------------------------
CLASS II (INCEPTION 8/15/01)
-----------------------------------------------------------------------------------------------------
  6 months(1)                             -16.80%              -14.55%              -10.30%
-----------------------------------------------------------------------------------------------------
  1 Year                                  -20.57%              -15.94%              -22.10%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
  Life of Class                           -20.25%              -15.51%(3)           -18.92%(3)
-----------------------------------------------------------------------------------------------------
CLASS III (INCEPTION 5/2/02)
-----------------------------------------------------------------------------------------------------
  6 months(1)                             -16.64%              -14.55%              -10.30%
-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------------
  Life of Class(1)                        -18.85%              -16.92%(4)           -17.30%(4)
-----------------------------------------------------------------------------------------------------

(1) Returns for periods less than one year are not annualized.

(2) Since 4/30/94, the date nearest the class's inception for which data are available.

(3) Since 7/31/01, the date nearest the class's inception for which data are available.

(4) Since 4/30/02, the date nearest the class's inception for which data are available.

See pages 26-30 for information about the share classes, indices, and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.

                                                                    (continued)

------

3

VP International - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS
$10,000 investment made May 1, 1994

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended December 31
-------------------------------------------------------------------------------------------------------------
                      1994*     1995      1996      1997     1998      1999      2000      2001      2002
-------------------------------------------------------------------------------------------------------------
VP International     -5.00%    12.21%    14.41%    18.63%   18.76%    64.04%    -16.83%   -29.17%   -20.37%
-------------------------------------------------------------------------------------------------------------
MSCI EAFE Index      -0.10%    11.21%     6.05%     1.78%   20.00%    26.96%    -14.17%   -21.44%   -15.94%
-------------------------------------------------------------------------------------------------------------
S&P 500 Index         3.98%    37.58%    22.96%    33.36%   28.58%    21.04%     -9.10%   -11.89%   -22.10%
-------------------------------------------------------------------------------------------------------------

* From 5/1/94, the class's inception date. Index data from 4/30/94, the date nearest the class's inception for which data are available. Not annualized.

The charts on the performance pages give historical return data for VP
International. Returns for the indices are provided for comparison. VP
International's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Unless otherwise indicated, the charts are based on Class I shares; performance for other classes will vary due to differences in fee structures (see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

------
     4

VP International - Performance Review

[photo of Keith Creveling, Mark Kopinski, and Henrik Strabo]

A performance summary from Keith Creveling, Mark Kopinski, and Henrik Strabo, portfolio managers on the VP International investment team.

VP International declined 20.37%* during the 12 months ending December 31, 2002, a period dominated by global economic uncertainty and volatility. The portfolio's benchmark, the Morgan Stanley Capital International EAFE Index, fell
15.94%.

The fiscal year covered in this report represented one of the most challenging investing environments in recent memory. Corporate accounting scandals, weak growth in the U.S. economy, the threat of war in Iraq, and declining confidence among businesses and consumers all took a toll on international markets.

Despite those hurdles, we maintained our disciplined investment approach and kept our focus on generating superior results over time. Since its introduction in May 1994, VP International has generated an average annual return of 3.27%, far exceeding the benchmark's 0.40%. (See page 3 for complete performance information.)

SEARCHING FOR GROWTH

In such a volatile period, companies that were well positioned to withstand economic uncertainty fared best, making the portfolio's consumer noncyclical sector one of the better performers. Within that sector, food and beverage companies, the portfolio's second-largest industry stake, registered the period's top performance.

Investors often gravitate toward such firms during tough times because consumers continue buying necessities during a slowdown. That tendency boosted two of VP
International's larger holdings, Reckitt Benckiser, an innovative consumer products company in the United Kingdom, and France's Groupe Danone, the world's largest yogurt maker and the bottler of Evian water.

Our search for steady earnings and reliable growth also led to an increased stake in the health care sector, with such drug companies as Switzerland's
Novartis among the larger positions. Novartis, Europe's third-biggest drugmaker, has a solid and diverse drug pipeline, and doesn't face any major risk from loss of patent protection. We also have a stake in AstraZeneca, one of the United
Kingdom's largest drugmakers. AstraZeneca's cholesterol treatment Crestor recently received

Investments by Country
-------------------------------------------------------------------------------
                                          % of Portfolio Investments
-------------------------------------------------------------------------------
                                          As of                As of
                                        12/31/02              6/30/02
-------------------------------------------------------------------------------
United Kingdom                           18.3%                 24.1%
-------------------------------------------------------------------------------
Japan                                    15.2%                 12.2%
-------------------------------------------------------------------------------
France                                   10.4%                 12.8%
-------------------------------------------------------------------------------
Netherlands                               7.5%                  3.2%
-------------------------------------------------------------------------------
Switzerland                               6.5%                  7.0%
-------------------------------------------------------------------------------
Italy                                     5.8%                  6.6%
-------------------------------------------------------------------------------
Germany                                   3.5%                  4.8%
-------------------------------------------------------------------------------
Sweden                                    3.4%                  1.9%
-------------------------------------------------------------------------------
South Korea                               3.2%                  3.7%
-------------------------------------------------------------------------------
Spain                                     3.1%                  2.4%
-------------------------------------------------------------------------------
Other(1)                                 23.1%                 21.3%
-------------------------------------------------------------------------------

(1) Includes temporary cash investments and collateral received for securities lending.

*All fund returns referenced in this review are for Class I shares.

Investment terms are defined in the Glossary.                   (continued)

                                                                         ------
                                                                         5

VP International - Performance Review

approval for sale in the Netherlands, paving the way for clearance in the rest of Europe early in 2003.

We trimmed our holdings in the consumer cyclical sector as consumers slowed down purchases of some discretionary items. In the case of carmakers, sales have remained relatively strong, but profit margins have declined as companies offer incentives to stimulate demand. We eliminated Volkswagen, Hyundai, BMW, and
Honda. Nissan, however, remains in the portfolio due to its success in cutting costs and selling new models.

Top Ten Holdings
-------------------------------------------------------------------------------
                                          % of Portfolio Investments
-------------------------------------------------------------------------------
                                          As of                As of
                                        12/31/02              6/30/02
-------------------------------------------------------------------------------
TotalFinaElf SA Cl B                      2.2%                 1.4%
-------------------------------------------------------------------------------
Vodafone Group plc                        2.2%                  --
-------------------------------------------------------------------------------
Royal Dutch Petroleum
Co. New York Shares                       1.9%                  --
-------------------------------------------------------------------------------
Royal Bank of
Scotland Group plc                        1.9%                 2.4%
-------------------------------------------------------------------------------
ENI SpA                                   1.9%                 1.7%
-------------------------------------------------------------------------------
Canon, Inc.                               1.8%                 0.7%
-------------------------------------------------------------------------------
Samsung
Electronics Co., Ltd.                     1.7%                 0.7%
-------------------------------------------------------------------------------
BHP Billiton Limited(1)                   1.5%                 0.6%
-------------------------------------------------------------------------------
UBS AG                                    1.5%                  --
-------------------------------------------------------------------------------
Roche Holding AG                          1.5%                 0.7%
-------------------------------------------------------------------------------

(1) Formerly Broken Hill Proprietary Co. Ltd.

Top Five Sectors
-------------------------------------------------------------------------------
                                          % of Portfolio Investments
-------------------------------------------------------------------------------
                                          As of                As of
                                        12/31/02             6/30/02
-------------------------------------------------------------------------------
Financial                                17.2%                21.7%
-------------------------------------------------------------------------------
Health Care                              10.5%                 4.8%
-------------------------------------------------------------------------------
Energy                                   10.1%                 8.0%
-------------------------------------------------------------------------------
Telecommunications                        8.8%                 2.1%
-------------------------------------------------------------------------------
Consumer (Cyclical)                       8.4%                13.4%
-------------------------------------------------------------------------------

Japan's markets fell less than many in the world during the fiscal year, and
Nissan was among the portfolio's top contributing securities. But several
Japanese companies detracted from VP International, including Nintendo, which declined when competition forced the company to lower prices. We eliminated the position.

FINANCIALS UNDER PRESSURE

Economic uncertainty and volatile markets diminished the financial sector, one of VP International's largest stakes and the index's heaviest weighting.

Banks, which accounted for a significant portion of the portfolio, declined partly on concern that slowing economic growth would hamper lending and increase bad debts. Those issues affected BNP Paribas, France's largest lender, and
Societe Generale, the country's third-largest bank. They were also hampered by the slowdown in their investment banking units.

Those concerns led us to eliminate banks with diminishing potential for acceleration, including Deutsche Bank, one of the period's biggest detractors.
Deutsche Bank, a global financial services provider, suffered from its broad exposure to the world's equity markets. As the markets fell, the value of
Deutsche Bank's equity holdings and its investment banking business both declined.

Banks remained one of the portfolio's largest industry stakes, however, because we found acceleration among those that make relatively low-risk retail loans, have strong balance sheets and less exposure to equity markets.

Royal Bank of Scotland, for instance, is largely a retail bank, making loans to individuals or small businesses, and it

                                                                    (continued)

------
     6

VP International - Performance Review

has benefited from a surge in business and consumer loans. Royal Bank also avoided declining equity markets because it's not involved in investment banking and doesn't have a life insurance business. Royal Bank, the United Kingdom's second-biggest bank by assets, also has boosted profit by reducing costs and increasing revenue from its recent purchase of National Westminster Bank.

MOBILE PHONES PICK UP

Several of the portfolio's top positions in the technology and telecommunications sectors are related to the production and use of mobile phones.

Companies that make handsets and provide service for mobile phones have endured several lean years as the industry wrung out the excesses of the late 1990s.
Those firms that survived have emerged in a far more rational environment with lower costs, less competition, and a sharp focus on profitability.

Vodafone Group is a prime example. One of the world's largest providers of mobile phone service, Vodafone finished the year as one of VP International's top contributors. The London-based company is benefiting from higher average revenue per user, lower subscriber acquisition costs, and increasing use of mobile phones for data services. Those improvements are reflected in expansion of the company's profit margin.

South Korea's Samsung Electronics, one of the world's biggest semiconductor makers, ended the period as a top-10 holding. The company benefited from rising prices for computer chips and strength in the sales of its mobile phones. The company also has consistently come up with innovative products that give consumers a reason to replace their old phones, such as handsets that can take and transmit color pictures. Samsung now ranks as the world's third largest handset maker.

OUTLOOK

Many businesses around the world have struggled during the past several years, but we are beginning to see signs of recovery in several industries and indications the investment environment is stabilizing.

In both bull and bear markets, we believe detailed and exhaustive research of individual companies is the best way to build a portfolio. Regardless of the economic environment, we plan to maintain our discipline, focus and long-term view of investing that have served VP International well for nearly a decade.

Portfolio at a Glance
-------------------------------------------------------------------------------
                                              As of 12/31/02
-------------------------------------------------------------------------------
Net Assets                                    $518.2 million
-------------------------------------------------------------------------------
                                        12/31/02            12/31/01
-------------------------------------------------------------------------------
No. of Holdings                           128                 131
-------------------------------------------------------------------------------
P/E Ratio                                 26.3                25.6
-------------------------------------------------------------------------------
Median Market                            $10.6               $14.5
Capitalization                          billion             billion
-------------------------------------------------------------------------------
Weighted Average                         $31.9               $41.6
Market Capitalization                   billion             billion
-------------------------------------------------------------------------------
Portfolio Turnover                        247%               210%
-------------------------------------------------------------------------------

Types of Investments in Portfolio
-------------------------------------------------------------------------------
                                          As of                As of
                                        12/31/02              6/30/02
-------------------------------------------------------------------------------
U.S. Common Stocks                         --                  0.5%
-------------------------------------------------------------------------------
Foreign Common
Stocks & Rights                          90.4%                93.3%
-------------------------------------------------------------------------------
Total Equity Exposure                    90.4%                93.8%
-------------------------------------------------------------------------------
Temporary
Cash Investments                          0.2%                 6.2%
-------------------------------------------------------------------------------
Securities
Lending Collateral                        9.4%                  --
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                         ------
                                                                         7

VP International - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS AND RIGHTS -- 90.4%

AUSTRALIA -- 2.2%
--------------------------------------------------------------------------------
   1,469,798   BHP Billiton Limited                                $  8,364,029
--------------------------------------------------------------------------------
     610,400   News Corporation Limited                               3,928,694
--------------------------------------------------------------------------------
                                                                     12,292,723
--------------------------------------------------------------------------------

BERMUDA -- 1.0%
--------------------------------------------------------------------------------
     159,600   Accenture Ltd. Cl A(1)                                 2,871,204
--------------------------------------------------------------------------------
      83,400   Nabors Industries Ltd.(1)                              2,941,518
--------------------------------------------------------------------------------
                                                                      5,812,722
--------------------------------------------------------------------------------

CANADA -- 1.8%
--------------------------------------------------------------------------------
      71,700   Canadian National Railway Co.                          2,979,852
--------------------------------------------------------------------------------
      94,484   Canadian Pacific Railway Ltd.                          1,861,335
--------------------------------------------------------------------------------
      83,300   EnCana Corp.                                           2,580,575
--------------------------------------------------------------------------------
     180,000   TransCanada PipeLines Limited                          2,620,094
--------------------------------------------------------------------------------
                                                                     10,041,856
--------------------------------------------------------------------------------

DENMARK -- 0.7%
--------------------------------------------------------------------------------
      97,545   Danske Bank A/S                                        1,613,773
--------------------------------------------------------------------------------
      90,800   Novo Nordisk A/S Cl B                                  2,625,613
--------------------------------------------------------------------------------
                                                                      4,239,386
--------------------------------------------------------------------------------

FINLAND -- 1.5%
--------------------------------------------------------------------------------
     451,115   Nokia Oyj ADR                                          6,992,284
--------------------------------------------------------------------------------
      46,200   UPM-Kymmene Oyj                                        1,483,982
--------------------------------------------------------------------------------
                                                                      8,476,266
--------------------------------------------------------------------------------

FRANCE -- 10.4%
--------------------------------------------------------------------------------
     132,782   Accor SA                                               4,022,543
--------------------------------------------------------------------------------
      87,500   Credit Lyonnais SA                                     4,895,538
--------------------------------------------------------------------------------
      63,400   Essilor International SA
               Cie Generale D'Optique                                 2,612,126
--------------------------------------------------------------------------------
     300,491   France Telecom SA(1)                                   5,261,296
--------------------------------------------------------------------------------
      54,000   Groupe Danone                                          7,266,863
--------------------------------------------------------------------------------
      70,600   PSA Peugeot Citroen                                    2,879,869
--------------------------------------------------------------------------------
      54,363   Sanofi-Synthelabo SA                                   3,324,027
--------------------------------------------------------------------------------
      53,800   Schneider SA                                           2,546,406
--------------------------------------------------------------------------------
      54,200   Societe Generale Cl A                                  3,157,603
--------------------------------------------------------------------------------
     104,300   Societe Television Francaise 1                         2,787,455
--------------------------------------------------------------------------------
     155,617   STMicroelectronics NV
               New York Shares                                        3,036,088
--------------------------------------------------------------------------------
      88,900   TotalFinaElf SA Cl B                                  12,700,625
--------------------------------------------------------------------------------
     267,391   Vivendi Universal SA                                   4,319,670
--------------------------------------------------------------------------------
                                                                     58,810,109
--------------------------------------------------------------------------------

GERMANY -- 3.5%
--------------------------------------------------------------------------------
     207,000   BASF AG                                                7,839,748
--------------------------------------------------------------------------------
     135,900   Deutsche Boerse AG                                     5,443,685
--------------------------------------------------------------------------------
     193,816   Deutsche Telekom                                       2,492,246
--------------------------------------------------------------------------------
      49,100   SAP AG                                                 3,892,321
--------------------------------------------------------------------------------
                                                                     19,668,000
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

HONG KONG -- 0.2%
--------------------------------------------------------------------------------
     898,000   Johnson Electric
               Holdings Limited                                    $    984,535
--------------------------------------------------------------------------------

INDIA -- 0.5%
--------------------------------------------------------------------------------
      29,600   Infosys Technologies Limited                           2,945,277
--------------------------------------------------------------------------------

IRELAND -- 2.2%
--------------------------------------------------------------------------------
     435,530   Allied Irish Banks plc                                 5,979,860
--------------------------------------------------------------------------------
     469,400   Bank of Ireland                                        4,823,819
--------------------------------------------------------------------------------
     135,557   CRH plc                                                1,679,071
--------------------------------------------------------------------------------
                                                                     12,482,750
--------------------------------------------------------------------------------

ISRAEL -- 0.4%
--------------------------------------------------------------------------------
      63,823   Teva Pharmaceutical
               Industries Ltd. ADR                                    2,463,568
--------------------------------------------------------------------------------

ITALY -- 5.8%
--------------------------------------------------------------------------------
     286,100   Concessioni e Costruzioni
               Autostrade SpA                                         2,847,026
--------------------------------------------------------------------------------
     662,950   ENI SpA                                               10,542,864
--------------------------------------------------------------------------------
     401,620   Mediaset SpA                                           3,060,675
--------------------------------------------------------------------------------
   1,022,331   Snam Rete Gas SpA                                      3,487,708
--------------------------------------------------------------------------------
   1,165,588   Telecom Italia SpA                                     5,885,120
--------------------------------------------------------------------------------
   1,738,600   UniCredito Italiano                                    6,953,282
--------------------------------------------------------------------------------
                                                                     32,776,675
--------------------------------------------------------------------------------

JAPAN -- 15.2%
--------------------------------------------------------------------------------
     300,000   Ajinomoto Co. Inc.                                     3,130,369
--------------------------------------------------------------------------------
     683,000   Asahi Glass Company Limited                            4,181,751
--------------------------------------------------------------------------------
     231,000   Bridgestone Corp.                                      2,859,778
--------------------------------------------------------------------------------
     268,000   Canon, Inc.                                           10,088,933
--------------------------------------------------------------------------------
     235,000   Dai Nippon Printing Co., Ltd.                          2,598,577
--------------------------------------------------------------------------------
         422   East Japan Railway Company                             2,093,296
--------------------------------------------------------------------------------
      56,600   Fanuc Ltd.                                             2,502,527
--------------------------------------------------------------------------------
     163,000   Fujisawa Pharmaceutical
                Company Limited                                       3,727,009
--------------------------------------------------------------------------------
      74,800   Hoya Corp.                                             5,234,866
--------------------------------------------------------------------------------
     127,000   Kao Corp.                                              2,786,214
--------------------------------------------------------------------------------
       1,223   KDDI Corp.                                             3,965,429
--------------------------------------------------------------------------------
     660,000   Nissan Motor Co., Ltd.                                 5,147,044
--------------------------------------------------------------------------------
     118,000   Seven - Eleven Japan Co., Ltd.                         3,597,440
--------------------------------------------------------------------------------
     499,000   Sharp Corp.                                            4,736,172
--------------------------------------------------------------------------------
     189,000   Shiseido Co., Ltd.                                     2,456,013
--------------------------------------------------------------------------------
      32,400   SMC Corp.                                              3,039,717
--------------------------------------------------------------------------------
     103,300   Sony Corp.                                             4,315,041
--------------------------------------------------------------------------------
     948,000   Sumitomo Chemical
                Company, Limited                                      3,744,416
--------------------------------------------------------------------------------
     163,000   Takeda Chemical Industries, Ltd.                       6,808,826
--------------------------------------------------------------------------------
   1,107,000   Tokyo Gas Co., Ltd.                                    3,468,115
--------------------------------------------------------------------------------
   1,215,000   Toshiba Corp.(1)                                       3,806,468
--------------------------------------------------------------------------------
      98,200   Toyota Motor Corp.                                     2,638,184
--------------------------------------------------------------------------------
                                                                     86,926,185
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
     8

VP International - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

MEXICO -- 0.5%
--------------------------------------------------------------------------------
     190,600   America Movil SA
               de CV Series L ADR                                  $  2,737,016
--------------------------------------------------------------------------------

NETHERLANDS -- 7.5%
--------------------------------------------------------------------------------
     319,300   AEGON NV                                               4,109,175
--------------------------------------------------------------------------------
      34,500   Gucci Group NV
               New York Shares                                        3,160,200
--------------------------------------------------------------------------------
     424,000   ING Groep NV                                           7,183,475
--------------------------------------------------------------------------------
   1,082,400   Koninklijke Royal KPN NV(1)                            7,044,410
--------------------------------------------------------------------------------
     241,669   Royal Dutch Petroleum Co.
               New York Shares                                       10,638,270
--------------------------------------------------------------------------------
      81,050   Unilever NV                                            4,981,328
--------------------------------------------------------------------------------
     139,660   VNU NV                                                 3,643,037
--------------------------------------------------------------------------------
     101,677   Wolters Kluwer NV                                      1,771,724
--------------------------------------------------------------------------------
                                                                     42,531,619
--------------------------------------------------------------------------------

NORWAY -- 0.7%
--------------------------------------------------------------------------------
      83,200   Norsk Hydro ASA                                        3,727,201
--------------------------------------------------------------------------------

PEOPLE'S REPUBLIC OF CHINA -- 0.4%
--------------------------------------------------------------------------------
   3,614,000   China Unicom Limited(1)                                2,456,139
--------------------------------------------------------------------------------

RUSSIAN FEDERATION -- 1.1%
--------------------------------------------------------------------------------
      36,413   Lukoil Holding ADR                                     2,213,910
--------------------------------------------------------------------------------
     124,800   Surgutneftegaz ADR                                     1,984,320
--------------------------------------------------------------------------------
     194,800   YUKOS                                                  1,840,860
--------------------------------------------------------------------------------
                                                                      6,039,090
--------------------------------------------------------------------------------

SOUTH KOREA -- 3.2%
--------------------------------------------------------------------------------
     105,190   Kookmin Bank(1)                                        3,688,720
--------------------------------------------------------------------------------
      68,950   LG Chem Ltd.(1)                                        2,337,288
--------------------------------------------------------------------------------
      66,930   LG Electronics Inc.(1)                                 2,307,931
--------------------------------------------------------------------------------
      36,490   Samsung Electronics Co., Ltd.                          9,566,553
--------------------------------------------------------------------------------
                                                                     17,900,492
--------------------------------------------------------------------------------

SPAIN -- 3.1%
--------------------------------------------------------------------------------
     136,800   Acesa Infraestructuras, SA                             1,550,869
--------------------------------------------------------------------------------
     137,200   Acesa Infraestructuras,
               SA Rights(1)                                              79,210
--------------------------------------------------------------------------------
     175,309   Altadis, SA                                            4,000,635
--------------------------------------------------------------------------------
      93,400   Banco Popular Espanol SA                               3,820,696
--------------------------------------------------------------------------------
     145,700   Grupo Dragados SA                                      2,477,649
--------------------------------------------------------------------------------
     161,094   Grupo Ferrovial SA                                     4,083,774
--------------------------------------------------------------------------------
      61,300   Inditex SA                                             1,448,442
--------------------------------------------------------------------------------
                                                                     17,461,275
--------------------------------------------------------------------------------

SWEDEN -- 3.4%
--------------------------------------------------------------------------------
     179,000   Assa Abloy AB Cl B                                     2,052,752
--------------------------------------------------------------------------------
     299,000   ForeningsSparbanken AB                                 3,549,513
--------------------------------------------------------------------------------
     136,200   Hennes & Mauritz AB Cl B                               2,637,223
--------------------------------------------------------------------------------
     732,357   Nordea AB                                              3,241,265
--------------------------------------------------------------------------------
     109,707   Sandvik AB Cl A                                        2,459,316
--------------------------------------------------------------------------------
      63,200   Svenska Cellulosa AB Cl B                              2,141,533
--------------------------------------------------------------------------------
     860,400   Telia AB                                               3,252,630
--------------------------------------------------------------------------------
                                                                     19,334,232
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

SWITZERLAND -- 6.5%
--------------------------------------------------------------------------------
      46,936   Ciba Specialty Chemicals AG                         $  3,273,973
--------------------------------------------------------------------------------
     120,300   Credit Suisse Group                                    2,611,433
--------------------------------------------------------------------------------
      36,651   Lonza Group AG                                         2,227,702
--------------------------------------------------------------------------------
      25,776   Nestle SA                                              5,464,810
--------------------------------------------------------------------------------
     144,505   Novartis AG                                            5,275,164
--------------------------------------------------------------------------------
     119,727   Roche Holding AG                                       8,347,103
--------------------------------------------------------------------------------
       5,556   Swisscom AG                                            1,610,114
--------------------------------------------------------------------------------
     171,972   UBS AG                                                 8,362,170
--------------------------------------------------------------------------------
                                                                     37,172,469
--------------------------------------------------------------------------------

TAIWAN (REPUBLIC OF CHINA) -- 0.3%
--------------------------------------------------------------------------------
     426,000   Hon Hai Precision
               Industry Co., Ltd.                                     1,475,325
--------------------------------------------------------------------------------

UNITED KINGDOM -- 18.3%
--------------------------------------------------------------------------------
     186,800   3I Group plc                                           1,669,566
--------------------------------------------------------------------------------
     126,320   Alliance & Leicester plc                               1,517,556
--------------------------------------------------------------------------------
     209,400   Amersham plc                                           1,874,931
--------------------------------------------------------------------------------
     660,200   Amvescap plc                                           4,231,481
--------------------------------------------------------------------------------
     216,400   AstraZeneca plc                                        7,736,489
--------------------------------------------------------------------------------
     286,900   Boots Company plc                                      2,707,459
--------------------------------------------------------------------------------
     395,710   Compass Group plc                                      2,102,930
--------------------------------------------------------------------------------
     322,097   Daily Mail and General Trust                           3,016,270
--------------------------------------------------------------------------------
     169,700   Emap plc                                               2,044,171
--------------------------------------------------------------------------------
     308,506   Exel plc                                               3,418,108
--------------------------------------------------------------------------------
     288,687   Gallaher Group plc                                     2,868,443
--------------------------------------------------------------------------------
     141,347   GlaxoSmithKline plc ADR                                5,294,859
--------------------------------------------------------------------------------
     638,800   GUS plc                                                5,935,735
--------------------------------------------------------------------------------
     693,600   HSBC Holdings plc                                      7,582,150
--------------------------------------------------------------------------------
   1,817,900   Legal & General Group plc                              2,810,444
--------------------------------------------------------------------------------
     769,651   Marks & Spencer Group plc                              3,904,255
--------------------------------------------------------------------------------
   3,341,655   mmO2 plc(1)                                            2,381,270
--------------------------------------------------------------------------------
     140,600   Pearson plc                                            1,300,796
--------------------------------------------------------------------------------
     383,199   Reckitt Benckiser plc                                  7,436,099
--------------------------------------------------------------------------------
     644,300   Reed Elsevier plc                                      5,519,929
--------------------------------------------------------------------------------
   1,165,897   Rentokil Initial plc                                   4,130,633
--------------------------------------------------------------------------------
     441,784   Royal Bank of Scotland
               Group plc                                            10,586,413
--------------------------------------------------------------------------------
     270,600   Smith & Nephew plc                                     1,658,121
--------------------------------------------------------------------------------
   6,910,592   Vodafone Group plc                                    12,603,385
--------------------------------------------------------------------------------
                                                                    104,331,493
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS AND RIGHTS
(Cost $496,376,202)                                                 513,086,403
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

                                                                         ------
                                                                         9

VP International - Schedule of Investments

DECEMBER 31, 2002

Shares                                                                  Value
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.2%
--------------------------------------------------------------------------------
Repurchase Agreement, Goldman Sachs & Co.,
(U.S. Treasury obligations), in a joint
trading account at 1.05%, dated 12/31/02,
due 1/2/03 (Delivery value $1,200,070)
(Cost $1,200,000)                                                  $  1,200,000
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(2) -- 9.4%
--------------------------------------------------------------------------------
  18,515,446   AIM Short-Term Investment
               Company - Liquid                                      18,515,446
--------------------------------------------------------------------------------
  25,000,000   Evergreen Institutional
               Money Market Fund                                     25,000,000
--------------------------------------------------------------------------------
   9,831,525   Merrimac Cash Series Fund                              9,831,525
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $53,346,971)                                                   53,346,971
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 100.0%
(Cost $550,923,173)                                                $567,633,374
================================================================================

MARKET SECTOR DIVERSIFICATION (UNAUDITED)

Basic Materials                                                            5.1%
--------------------------------------------------------------------------------
Commercial Services                                                        3.1%
--------------------------------------------------------------------------------
Consumer (Cyclical)                                                        8.4%
--------------------------------------------------------------------------------
Consumer (Non-Cyclical)                                                    7.1%
--------------------------------------------------------------------------------
Consumer Services                                                          5.4%
--------------------------------------------------------------------------------
Energy                                                                    10.1%
--------------------------------------------------------------------------------
Financial                                                                 17.2%
--------------------------------------------------------------------------------
Health Care                                                               10.5%
--------------------------------------------------------------------------------
Industrial                                                                 2.9%
--------------------------------------------------------------------------------
Technology                                                                 8.1%
--------------------------------------------------------------------------------
Telecommunications                                                         8.8%
--------------------------------------------------------------------------------
Transportation                                                             2.0%
--------------------------------------------------------------------------------
Utilities                                                                  1.7%
--------------------------------------------------------------------------------
Temporary Cash Investments                                                 0.2%
--------------------------------------------------------------------------------
Collateral Received for Securities Lending                                 9.4%
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
    10

Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $550,923,173) -
including $52,270,697 of securities loaned                        $567,633,374
----------------------------------------------------------------
Cash                                                                   124,553
----------------------------------------------------------------
Foreign currency holdings, at value (cost of $41,783)                   41,814
----------------------------------------------------------------
Receivable for investments sold                                     11,424,039
----------------------------------------------------------------
Dividends, interest and other income receivable                      1,379,417
--------------------------------------------------------------------------------
                                                                   580,603,197
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for securities loaned, at value                             53,346,971
----------------------------------------------------------------
Payable for investments purchased                                    8,425,985
----------------------------------------------------------------
Accrued management fees                                                591,631
----------------------------------------------------------------
Distribution fees payable                                                3,430
--------------------------------------------------------------------------------
                                                                    62,368,017
--------------------------------------------------------------------------------
NET ASSETS                                                        $518,235,180
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $802,948,641
----------------------------------------------------------------
Undistributed net investment income                                  3,883,122
----------------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions                                     (305,248,278)
----------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                     16,651,695
--------------------------------------------------------------------------------
                                                                  $518,235,180
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $449,025,812
----------------------------------------------------------------
Shares outstanding                                                  86,258,111
----------------------------------------------------------------
Net asset value per share                                                $5.21
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $16,711,203
----------------------------------------------------------------
Shares outstanding                                                   3,216,141
----------------------------------------------------------------
Net asset value per share                                                $5.20
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $52,498,165
----------------------------------------------------------------
Shares outstanding                                                  10,085,005
----------------------------------------------------------------
Net asset value per share                                                $5.21
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,570,827)          $  11,829,456
----------------------------------------------------------------
Interest                                                               410,604
----------------------------------------------------------------
Securities lending income                                              637,085
--------------------------------------------------------------------------------
                                                                    12,877,145
--------------------------------------------------------------------------------

EXPENSES:
----------------------------------------------------------------
Management fees                                                      8,038,601
----------------------------------------------------------------
Distribution fees -- Class II                                           27,323
----------------------------------------------------------------
Directors' fees and expenses                                             7,121
----------------------------------------------------------------
Other expenses                                                          70,896
--------------------------------------------------------------------------------
                                                                     8,143,941
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                4,733,204
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------------------------
Investment transactions
(net of foreign taxes withheld of $1,295)                         (136,336,918)
----------------------------------------------------------------
Foreign currency transactions
(net of foreign taxes withheld of $24,699)                          31,064,871
--------------------------------------------------------------------------------
                                                                  (105,272,047)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION ON:
----------------------------------------------------------------
Investments (net of foreign taxes accrued of $129,779)             (61,296,068)
----------------------------------------------------------------
Translation of assets and liabilities in foreign currencies         35,430,513
--------------------------------------------------------------------------------
                                                                   (25,865,555)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                  (131,137,602)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(126,404,398)
================================================================================

See Notes to Financial Statements.

------
    12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS                               2002              2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                            $  4,733,204     $  2,536,314
---------------------------------------------
Net realized loss                                (105,272,047)    (174,681,076)
---------------------------------------------
Change in net unrealized appreciation             (25,865,555)     (88,410,354)
---------------------------------------------
Net decrease in net assets
resulting from operations                        (126,404,398)    (260,555,116)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Class I                                          (4,901,643)        (683,670)
---------------------------------------------
  Class II                                            (43,691)              --
---------------------------------------------
  Class III                                                --               --
---------------------------------------------
From net realized gains:
---------------------------------------------
  Class I                                                  --      (75,483,427)
---------------------------------------------
  Class II                                                 --               --
---------------------------------------------
  Class III                                                --               --
--------------------------------------------------------------------------------
Decrease in net assets from distributions          (4,945,334)     (76,167,097)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions                   (42,922,668)     104,440,527
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                       (174,272,400)    (232,281,686)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               692,507,580      924,789,266
--------------------------------------------------------------------------------

End of period                                    $518,235,180     $692,507,580
================================================================================

Undistributed net investment income                $3,883,122       $4,650,835
================================================================================

See Notes to Financial Statements.

                                                                         ------
                                                                         13

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is capital growth. The fund seeks to achieve its investment objective by investing primarily in stocks of growing foreign companies that are considered by management to have a better-than-average chance to increase in value over time. The fund will invest primarily in securities of issuers located in developed markets. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of
Class III commenced on May 2, 2002.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation
(depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the

                                                                    (continued)

------
    14

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

At December 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $284,009,399 (expiring in 2009 through 2010), which may be used to offset future taxable gains.

The fund has elected to treat $12,054,269 and $88,199 of net capital and currency losses, respectively, incurred in the two-month period ended December
31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month.

The annual management fee schedule for each class is as follows:

                                CLASS I        CLASS II         CLASS III
--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $250 million               1.50%           1.40%            1.50%
--------------------------------------------------------------------------------
Next $250 million                1.20%           1.10%            1.20%
--------------------------------------------------------------------------------
Over $500 million                1.10%           1.00%            1.10%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended December 31, 2002 was
1.30%, 1.21%, and 1.32% for Class I, Class II, and Class III, respectively.

                                                                    (continued)

                                                                         ------
                                                                         15

Notes to Financial Statements

DECEMBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly in arrears based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM. The fund has a securities lending agreement with
JPMorgan Chase Bank (Chase). Chase is a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $1,462,478,195 and $1,489,931,041, respectively.

At December 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                   $560,107,782
================================================================================
Gross appreciation of investments                                  $23,920,340
----------------------------------------------------------------
Gross depreciation of investments                                  (16,394,748)
--------------------------------------------------------------------------------
Net tax appreciation of investments                                $ 7,525,592
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
    16

Notes to Financial Statements

DECEMBER 31, 2002

 4. CAPITAL SHARE TRANSACTIONS

                                                   SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                            327,106,128    $ 1,991,026,214
--------------------------------------------
Issued in reinvestment of distributions             770,699          4,901,643
--------------------------------------------
Redeemed                                       (346,056,739)    (2,113,540,868)
--------------------------------------------------------------------------------
Net decrease                                    (18,179,912)   $  (117,613,011)
================================================================================
YEAR ENDED DECEMBER 31, 2001
SHARES AUTHORIZED                               400,000,000
================================================================================
Sold                                            494,906,171    $ 3,655,619,444
--------------------------------------------
Issued in reinvestment of distributions           9,067,489         76,167,097
--------------------------------------------
Redeemed                                       (489,915,882)    (3,631,170,585)
--------------------------------------------------------------------------------
Net increase                                     14,057,778    $   100,615,956
================================================================================

CLASS II
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
SHARES AUTHORIZED                               100,000,000
================================================================================
Sold                                              6,462,227       $ 38,563,242
--------------------------------------------
Issued in reinvestment of distributions               6,870             43,691
--------------------------------------------
Redeemed                                         (3,839,948)       (23,346,099)
--------------------------------------------------------------------------------
Net increase                                      2,629,149       $ 15,260,834
================================================================================
PERIOD ENDED DECEMBER 31, 2001(1)
SHARES AUTHORIZED                               200,000,000
================================================================================
Sold                                                587,625         $3,828,548
--------------------------------------------
Redeemed                                               (633)            (3,977)
--------------------------------------------------------------------------------
Net increase                                        586,992         $3,824,571
================================================================================

CLASS III
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002(2)
SHARES AUTHORIZED                               100,000,000
================================================================================
Sold                                             11,546,562        $67,650,230
--------------------------------------------
Redeemed                                         (1,461,557)        (8,220,721)
--------------------------------------------------------------------------------
Net increase                                     10,085,005        $59,429,509
================================================================================

(1) August 15, 2001 (commencement of sale) through December 31, 2001.

(2) May 2, 2002 (commencement of sale) through December 31, 2002.

                                                                    (continued)

                                                                         ------
                                                                         17

Notes to Financial Statements

DECEMBER 31, 2002

5. SECURITIES LENDING

At December 31, 2002, securities in the fund valued at $52,270,697 were on loan through the lending agent, Chase, to certain approved borrowers. Chase receives and maintains collateral in the form of cash, U.S. Treasury or Government Agency securities and/or letters of credit for the fund. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities.
The total value of all collateral received, at this date, was $53,346,971. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

7. GEOGRAPHIC RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions.

8. TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The fund designates $1,413,341 as a foreign tax credit, which represents income derived from sources within, and taxes paid to, foreign countries or possessions of the United States.

------
    18

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
--------------------------------------------------------------------------------------------------------------
                                                                            CLASS I
--------------------------------------------------------------------------------------------------------------
                                                      2002        2001        2000        1999      1998
--------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $6.59      $10.23      $12.50       $7.62      $6.84
--------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------
  Net Investment Income (Loss)                        0.05(1)     0.02(1)    (0.02)      (0.01)      0.02
-------------------------------------------------
  Net Realized and Unrealized Gain (Loss)            (1.38)      (2.82)      (2.02)       4.89       1.24
--------------------------------------------------------------------------------------------------------------
  Total From Investment Operations                   (1.33)      (2.80)      (2.04)       4.88       1.26
--------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------
  From Net Investment Income                         (0.05)      (0.01)      (0.01)        --       (0.04)
-------------------------------------------------
  From Net Realized Gains                              --        (0.83)      (0.22)        --       (0.44)
--------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.05)      (0.84)      (0.23)        --       (0.48)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $5.21       $6.59      $10.23      $12.50      $7.62
==============================================================================================================
  TOTAL RETURN(2)                                   (20.37)%    (29.17)%    (16.83)%     64.04%     18.76%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                 1.31%       1.26%       1.23%       1.34%     1.47%(3)
-------------------------------------------------
Ratio of Net Investment Income
(Loss)
to Average Net Assets                                 0.77%       0.33%     (0.14)%     (0.17)%     0.25%(3)
-------------------------------------------------
Portfolio Turnover Rate                                247%        210%        128%        109%        181%
-------------------------------------------------
Net Assets, End of Period (in thousands)           $449,026    $688,639    $924,789    $799,842    $418,962
--------------------------------------------------------------------------------------------------------------

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) ACIM voluntarily waived a portion of its management fee from October 1,
    1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 1.48% and 0.24%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements.

                                                                         ------
                                                                         19

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                               CLASS II
--------------------------------------------------------------------------------
                                                           2002        2001(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $6.59        $7.15
--------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------------------
  Net Investment Income (Loss)(2)                          0.03        (0.02)
------------------------------------------------------
  Net Realized and Unrealized Loss                        (1.38)       (0.54)
--------------------------------------------------------------------------------
  Total From Investment Operations                        (1.35)       (0.56)
--------------------------------------------------------------------------------
Distributions
------------------------------------------------------
  From Net Investment Income                              (0.04)         --
--------------------------------------------------------------------------------
  Net Asset Value, End of Period                          $5.20        $6.59
================================================================================
  TOTAL RETURN(3)                                        (20.57)%      (7.83)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets          1.47%      1.44%(4)
------------------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.61%    (0.82)%(4)
------------------------------------------------------
Portfolio Turnover Rate                                     247%       210%(5)
------------------------------------------------------
Net Assets, End of Period (in thousands)                 $16,711       $3,868
--------------------------------------------------------------------------------

(1) August 15, 2001 (commencement of sale) through December 31, 2001.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
    20

VP International - Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                      CLASS III
--------------------------------------------------------------------------------
                                                                       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $6.42
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------------------------------
  Net Investment Income(2)                                               0.01
-------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (1.22)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (1.21)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.21
================================================================================
  TOTAL RETURN(3)                                                      (18.85)%
================================================================================

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets                     1.33%(4)
-------------------------------------------------------------------
Ratio of Net Investment Income to Average Net Assets                  0.22%(4)
-------------------------------------------------------------------
Portfolio Turnover Rate                                                247%(5)
-------------------------------------------------------------------
Net Assets, End of Period (in thousands)                              $52,498
--------------------------------------------------------------------------------

(1) May 2, 2002 (commencement of sale) through December 31, 2002.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

                                                                         ------
                                                                         21

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund, (the "Fund"), one of the
funds comprising American Century Variable Portfolios, Inc., as of December 31,
2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
International Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

------
    22

Management

The individuals listed below serve as directors or officers of the fund. Those listed as interested directors are "interested" primarily by virtue of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------

D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Allied Motion
Technologies, Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

------

23

Management

INDEPENDENT DIRECTORS (CONTINUED)
-------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director, Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------

GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------

TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS

JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Co-Chairman, ACC (September 2000 to
present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

------

24

Management

OFFICERS
-------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989 to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------

ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------

MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------

DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------

ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------

JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

------

25

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of the Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares. However, Class III shares have a 1.00% redemption fee for shares that are redeemed or exchanged within 60 days of purchase.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
    26

Background Information

PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
VP INTERNATIONAL
--------------------------------------------------------------------------------
    Henrik Strabo
--------------------------------------------------------------------------------
    Mark Kopinski
--------------------------------------------------------------------------------
    Keith Creveling
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

The philosophy behind American Century's Variable Portfolios aggressive growth funds focuses on three important principles. Chiefly, the funds seek to own companies whose earnings and revenues are growing at accelerating rates. In addition, we attempt to keep the funds fully invested, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of these opportunities may significantly limit potential for gain. Of course, remaining fully invested also means the funds may experience greater losses in market downturns. Finally,
American Century Variable Portfolios funds are managed by teams rather than by one "star" manager. We believe this enables us to make better, more consistent management decisions.

VP INTERNATIONAL'S investment objective is capital growth. The fund invests primarily in the equity securities of foreign companies that exhibit accelerating earnings growth. It favors companies based in developed markets. It will typically have significant share-price fluctuations.

International investing involves special risks including political instability and economic risk.

HOW CURRENCY RETURNS AFFECT FUND PERFORMANCE

For U.S. investors, the total return from international stocks includes the effects of currency fluctuations -- the movement of international currency values in relation to the value of the U.S. dollar. Currency exchange rates come into play when international stock income, gains and losses are converted into
U.S. dollars.

Changing currency values may have a significant impact on the total returns of international stock funds. The value of the foreign investments held by international stock funds may be reduced or increased by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated. Conversely, the U.S. dollar value of a foreign security tends to increase when the value of the dollar falls against the foreign currency. (The stronger foreign currency buys more dollars.) In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between U.S. dollars and various currencies in order to purchase and sell foreign securities. Currency restrictions, exchange control regulations, currency devaluations, and political developments may also affect net asset value.

                                                                    (continued)

                                                                         ------
                                                                         27

Background Information

COMPARATIVE INDICES

The following indices are used in the report to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that are considered to be leading firms in dominant industries. Created by Standard & Poor's, the index is viewed as a broad measure of U.S. stock market performance.

MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) has developed several indices that measure the performance of foreign stock markets. The best known is the EUROPE,
AUSTRALASIA, FAR EAST INDEX (EAFE(reg.sm)), which is a widely followed group of stocks from 20 countries. Within this index are two narrower indices. The MSCI
EUROPE measures stock performance in 14 European countries. The MSCI FAR EAST measures stock performance in Japan, Hong Kong, Malaysia, and Singapore.

The MSCI EMERGING MARKETS FREE INDEX (EMF(reg.sm)) represents the performance of stocks in 26 emerging market countries in Europe, Latin America, and the Pacific
Basin. Within this index is a narrower index, MSCI EMERGING LATIN AMERICA, which measures the performance of stocks in seven Latin American countries.

------
    28

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and are expected to continue such growth. These stocks often sell at high
P/E ratios. Examples can include the stocks of high-tech and health care companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) more than
$9.2 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and the S&P 500 Index generally consist of stocks in this range.

MEDIAN MARKET CAPITALIZATION--market capitalization (market cap) is the total value of a company's stock, calculated by multiplying the number of outstanding common shares by the current share price. The company whose market cap is in the middle of the portfolio is the median market cap. Half the companies in the portfolio have values greater than the median, and half have values that are less. If there is an even number of companies, then the median is the average of the two companies in the middle.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 Index and Russell 2500 Index generally consist of stocks in this range.

NUMBER OF HOLDINGS--the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER--the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

                                                                    (continued)

                                                                         ------
                                                                         29

Glossary

PRICE/BOOK RATIO--a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

PRICE/EARNINGS (P/E) RATIO--a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with market capitalizations (the total value of a company's outstanding stock) less than
$2.1 billion. This is Lipper's market capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 Index and the Russell 2000 Index generally consist of stocks in this range.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS--generally considered to be stocks that are purchased because they are relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MARKET CAPITALIZATION--average market capitalization represents the average value of the companies held in a portfolio. When that figure is weighted, the impact of each company's capitalization on the overall average is proportional to the total market value of its shares.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds.

CONSERVATIVE--these funds generally provide lower return potential with either low or minimal price-fluctuation risk.

MODERATE--these funds generally provide moderate return potential with moderate price-fluctuation risk.

AGGRESSIVE--these funds generally provide high return potential with correspondingly high price-fluctuation risk.

                                                                    (continued)

------
    30

Glossary

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed during the reporting period as a result of the fund's operations. In other words, it shows how much money the fund made or lost as a result of dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a percentage of average net assets), expense ratio (operating expenses as a percentage of average net assets), and portfolio turnover (a gauge of the fund's trading activity).

                                                                         ------
                                                                         31

Notes

------
    32

[back cover]

CONTACT US

www.americancentury.com

Automated Information Line:
1-800-345-8765

Investment Professional Service Representatives:
1-800-345-6488

Telecommunications Device for the Deaf:
1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Manager:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0302                              American Century Investment Services,
Inc.
SH-ANN-32887                      (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century Variable Portfolios
Annual Report

[photo]

VP Balanced

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

Market Perspective ........................................................    1

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   19
Background Information

Market Perspective from John Schniedwind

[photo]
John Schniedwind, chief investment officer, quantitative equity

EXPECTED RECOVERY LOST MOMENTUM

2002 featured a surprisingly weak recovery from the 2001 recession. The rebound--which was supposed to spring from interest rate reductions  by the
Federal Reserve, tax cuts, and increased defense spending--decelerated by mid-2002.

Expectations soared in the first quarter of 2002 when robust consumer spending helped spur a 5% economic growth rate. But second-quarter growth was just 1.3%, slowed by escalating geopolitical tensions, weak business spending,  and the scandals surrounding Enron, WorldCom, and other energy and telecom companies.

The economy's pace improved to 4% in the third quarter, due in large part  to a housing and refinancing boom inspired by record-low mortgage rates. But another sharp deceleration occurred in the fourth quarter.

WORRIES WEIGHED DOWN STOCKS

The major U.S. stock indices fell for a third straight year, the first time that's happened since World War II. The declines occurred primarily in the second and third quarters of 2002 when corporate governance issues resurfaced, the economic news softened, and the threat of war with Iraq increased.

Small-cap stocks generally outperformed large-caps in 2002, and value outpaced growth. Technology, telecommunications, and utilities lagged most other stock sectors. On the other hand, gold producers, thrifts, and some major banks and insurance companies offered positive returns.

STOCK SLUMP BOOSTED BONDS

High-quality U.S. bonds enjoyed their third consecutive positive year as increasingly risk-averse investors sold stocks and bought the relative reliability of U.S. government debt.

However, returns for diversified bond portfolios were tempered by softer performance by corporate and mortgage-backed securities. The corporate sector was hit hard in the beginning of the first and second quarters by credit concerns relating to accounting scandals and debt levels. Later, high levels of refinancings and prepayments hindered mortgage securities as interest rates fell.

MARKET RETURNS
For the year ended December 31, 2002
-----------------------------------------------------
STOCKS
-----------------------------------------------------
    S&P 500 Index                          -22.10%
-----------------------------------------------------
    S&P 500/Barra Growth Index             -23.59%
-----------------------------------------------------
    S&P 500/Barra Value Index              -20.85%
-----------------------------------------------------
    Nasdaq Composite Index                 -31.26%
-----------------------------------------------------
BONDS
-----------------------------------------------------
    Lehman Aggregate Bond Index             10.26%
-----------------------------------------------------
    Lehman Treasury Bond Index              11.79%
-----------------------------------------------------
    Lehman Corporate Bond Index             10.12%
-----------------------------------------------------
    Lehman Fixed-Rate Mortgage-Backed
    Securities Index                         8.75%
-----------------------------------------------------

Source: Bloomberg Financial Markets

                                                                          -----
                                                                          1

VP Balanced -- Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                                       LEHMAN
                                                BLENDED    S&P 500    AGGREGATE
                                 VP BALANCED     INDEX      INDEX     BOND INDEX
--------------------------------------------------------------------------------
   6 months*                       -3.65%       -3.69%     -10.30%       6.23%
--------------------------------------------------------------------------------
   1 Year                          -9.56%       -9.16%     -22.10%      10.26%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                         -5.30%       -4.69%     -14.55%      10.10%
--------------------------------------------------------------------------------
   5 Years                          1.59%        2.67%      -0.59%       7.55%
--------------------------------------------------------------------------------
   10 Years                         6.32%        8.61%       9.34%       7.51%
--------------------------------------------------------------------------------

The portfolio's inception date was 5/1/91.

* Returns for periods less than one year are not annualized.

See pages 22-25 for information about the blended index and returns.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.
GROWTH OF $10,000 OVER 10 YEARS
$10,000 investment made December 31, 1992

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended December 31
-----------------------------------------------------------------------------------------------------------------------
                  1993      1994       1995       1996       1997      1998       1999       2000      2001      2002
-----------------------------------------------------------------------------------------------------------------------
VP Balanced       7.69%     0.61%     21.12%     12.21%     15.81%    15.77%     10.06%     -2.65%   -3.54%     -9.56%
-----------------------------------------------------------------------------------------------------------------------
Blended Index     9.95%    -0.37%     29.94%     15.23%     23.88%    20.62%     12.30%     -0.81%   -3.75%     -9.16%
-----------------------------------------------------------------------------------------------------------------------

The charts on the performance page give historical return data for VP Balanced.
Returns for the S&P 500, Lehman Aggregate Bond, and blended indices are provided for comparison in the Total Returns and Growth of $10,000 charts, while the blended index is used for comparison in the One-Year Returns chart. VP
Balanced's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not. Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

-----
    2

VP Balanced -- Portfolio Commentary

By Bill Martin (equity team leader) and Jeff Houston (fixed-income team leader)

BENEFITS OF DIVERSIFICATION

Diversification helped determine who had the highest and lowest investment returns in 2002. Portfolios with high-quality bonds typically outperformed those without--government debt rallied as the 10-year Treasury yield dropped below 4%
for the first time since 1963 while the S&P 500 fell to five-year lows before rebounding in the fourth quarter.

The stock market's struggles caused VP Balanced and its benchmark (a 60%
stock/40% bond index) to suffer negative returns. However, its bond holdings helped VP Balanced outperform most portfolios that invested solely in stocks. In addition, VP Balanced beat the -10.17% average return of 70 balanced peers tracked by Lipper Inc., an independent mutual fund ranking service. (See page 2 for fund returns and other performance comparisons.)

STOCK PORTFOLIO POSITIVES

Our goal for VP Balanced's stock investments is to use a two-step process to create an equity portfolio that provides better returns than the S&P 500 without taking on significant additional risk. First, we rank stocks, primarily the
1,500 largest publicly traded companies in the U.S., from most to least attractive using a computer model that combines both value and growth measures.
Next, we use a technique called portfolio optimization to build a portfolio of the ranked stocks that we believe will provide the optimal risk and return balance.

We achieved our goal in 2002. The stock portfolio posted a negative return--mirroring the declines of the broader stock market--but it outperformed the S&P 500 for the second consecutive year, benefiting from our stock selection in the health care, financial, and consumer sectors. The stock portfolio also benefited from its holdings of smaller companies, which generally outperformed large-cap stocks.

Another key theme in the portfolio was an emphasis on companies that benefited from the few vibrant segments of the economy--consumer spending, home buying, and mortgage refinancing. Among consumer stocks, we favored smaller specialty chains like AutoZone. Homebuilders like Lennar rose sharply throughout the year, boosted by record home sales. Title insurance companies like Fidelity National gained from both the strong housing market and the big refinancing wave. We also overweighted regional banks, like UnionBanCal, that focus on consumer lending.

TOP TEN STOCK HOLDINGS
-------------------------------------------------------------------------------
                                              % OF EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Microsoft Corporation                       3.5%                  3.5%
-------------------------------------------------------------------------------
Merck & Co., Inc.                           3.0%                  1.4%
-------------------------------------------------------------------------------
Pfizer, Inc.                                2.8%                  3.1%
-------------------------------------------------------------------------------
Bank of America Corp.                       2.6%                  3.7%
-------------------------------------------------------------------------------
Johnson & Johnson                           2.6%                  2.2%
-------------------------------------------------------------------------------
Verizon Communications                      2.4%                  1.5%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.3%                  2.9%
-------------------------------------------------------------------------------
General Electric Co.                        2.1%                  2.9%
-------------------------------------------------------------------------------
Citigroup Inc.                              2.0%                  2.7%
-------------------------------------------------------------------------------
International Business
Machines Corp.                              1.8%                  1.3%
-------------------------------------------------------------------------------

TOP FIVE STOCK INDUSTRIES
-------------------------------------------------------------------------------
                                              % OF EQUITY PORTFOLIO
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Drugs                                       9.6%                  9.4%
-------------------------------------------------------------------------------
Banks                                       9.6%                  9.5%
-------------------------------------------------------------------------------
Financial Services                          6.5%                  6.7%
-------------------------------------------------------------------------------
Information Services                        4.6%                  3.0%
-------------------------------------------------------------------------------
Computer Hardware &
Business Machines                           4.5%                  4.2%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.                       (continued)

                                                                          -----
                                                                          3

VP Balanced -- Portfolio Commentary

STOCK PORTFOLIO NEGATIVES

Questionable corporate decision-making and business practices played a major role in the stock market's decline and the portfolio's performance. For example,
Tyco International, a top-ten holding at the beginning of the year, was hit by an accounting scandal and the resignation of its CEO following tax fraud charges. And H&R Block fell amid lawsuits about kickbacks on advance tax refunds.

Stock selection in the technology and basic materials sectors also detracted from portfolio performance. In technology, overcapacity and fierce competition hit the fund's smaller-cap holdings, like ESS Technology. Among basic materials stocks, portfolio overweight Georgia-Pacific was hurt by potential asbestos liabilities.

BOND PORTFOLIO POSITIVES & NEGATIVES

In VP Balanced's bond portfolio, we  try to maintain broad exposure to the sectors represented in the Lehman Brothers Aggregate Bond Index (LBA),
particularly mortgage-backed securities (MBS), corporates, and
Treasurys--overweighting those that appear to have the most attractive values and yields.

Like the LBA, the bond portfolio enjoyed a positive return in 2002, but the portfolio underperformed the index. Anticipating a stronger economy, we underweighted Treasurys (vs. the LBA) for much of the year and overweighted higher-yielding/lower duration sectors--MBS and corporates. The portfolio trailed the LBA because Treasurys rallied while corporates and MBS lagged.

Additional underperformance resulted from exposure to some of the telecom and merchant energy corporate debt that was negatively affected by corporate governance issues. We have increased the portfolio's corporate diversification to limit the impact of any future governance issues.

TYPES OF INVESTMENTS IN THE PORTFOLIO
-------------------------------------------------------------------------------
                                           AS OF                  AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Common Stocks                              58.4%                 60.4%
-------------------------------------------------------------------------------
Mortgage-Backed
Securities                                 11.2%                 15.4%
-------------------------------------------------------------------------------
Corporate Bonds                            11.0%                 12.6%
-------------------------------------------------------------------------------
U.S. Treasury Securities                    9.3%                  3.2%
-------------------------------------------------------------------------------
Asset-Backed Securities
and CMOs                                    4.7%                  6.1%
-------------------------------------------------------------------------------
U.S. Government
Agency Securities                           3.2%                  1.8%
-------------------------------------------------------------------------------
Other                                       2.2%                  0.5%
-------------------------------------------------------------------------------

FIXED-INCOME PORTFOLIO
-------------------------------------------------------------------------------
PORTFOLIO SENSITIVITY TO INTEREST RATES
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Weighted Average
Maturity                                   5.9 yrs               6.3 yrs
-------------------------------------------------------------------------------
Average Duration                           4.0 yrs               4.1 yrs
-------------------------------------------------------------------------------

PORTFOLIO CREDIT QUALITY
-------------------------------------------------------------------------------
                                           % OF FIXED-INCOME PORTFOLIO
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Investment Grade                            99%                   99%
-------------------------------------------------------------------------------
Non-investment Grade                         1%                    1%
-------------------------------------------------------------------------------
Ratings provided by independent research companies. See Credit Rating Guidelines on page 23 for more information.

Investment terms are defined in the Glossary.

-----
    4

VP Balanced -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 58.4%

AIRLINES -- 0.1%
--------------------------------------------------------------------------------
            13,400   Southwest Airlines Co.                        $    186,260
--------------------------------------------------------------------------------
APPAREL & TEXTILES -- 0.5%
--------------------------------------------------------------------------------
            24,300   VF Corp.                                           876,015
--------------------------------------------------------------------------------
BANKS -- 5.6%
--------------------------------------------------------------------------------
            40,300   Bank of America Corp.                            2,803,671
--------------------------------------------------------------------------------
            60,566   Citigroup Inc.                                   2,131,318
--------------------------------------------------------------------------------
            38,900   First Tennessee National Corp.                   1,398,066
--------------------------------------------------------------------------------
            39,300   U.S. Bancorp                                       833,946
--------------------------------------------------------------------------------
            19,600   UnionBanCal Corporation                            769,692
--------------------------------------------------------------------------------
            49,200   Wachovia Corp.                                   1,792,848
--------------------------------------------------------------------------------
             9,100   Wells Fargo & Co.                                  426,517
--------------------------------------------------------------------------------
                                                                     10,156,058
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
--------------------------------------------------------------------------------
            24,152   Amgen Inc.(1)                                    1,167,991
--------------------------------------------------------------------------------
            14,900   Applera Corporation-Applied
                     Biosystems Group                                   261,346
--------------------------------------------------------------------------------
             5,700   Chiron Corp.(1)                                    214,434
--------------------------------------------------------------------------------
                                                                      1,643,771
--------------------------------------------------------------------------------
CHEMICALS -- 1.4%
--------------------------------------------------------------------------------
             6,800   3M Co.                                             838,440
--------------------------------------------------------------------------------
             4,000   Dow Chemical Co.                                   118,800
--------------------------------------------------------------------------------
            11,500   du Pont (E.I.) de Nemours &
                     Co.                                                487,600
--------------------------------------------------------------------------------
             4,200   Pactiv Corporation(1)                               91,812
--------------------------------------------------------------------------------
            38,600   Sherwin-Williams Co.                             1,090,450
--------------------------------------------------------------------------------
                                                                      2,627,102
--------------------------------------------------------------------------------
COMPUTER HARDWARE &
BUSINESS MACHINES -- 2.6%
--------------------------------------------------------------------------------
            85,000   Cisco Systems Inc.(1)                            1,113,075
--------------------------------------------------------------------------------
            36,400   Dell Computer Corp.(1)                             974,610
--------------------------------------------------------------------------------
            29,900   Hewlett-Packard Co.                                519,064
--------------------------------------------------------------------------------
            14,000   IKON Office Solutions Inc.                         100,100
--------------------------------------------------------------------------------
             4,600   Imation Corporation(1)                             161,368
--------------------------------------------------------------------------------
            15,900   Ingram Micro Inc. Cl A(1)                          196,365
--------------------------------------------------------------------------------
             3,000   Lexmark International Inc.(1)                      181,500
--------------------------------------------------------------------------------
             4,500   Qlogic Corp.(1)                                    155,273
--------------------------------------------------------------------------------
            10,200   Storage Technology Corp.(1)                        218,484
--------------------------------------------------------------------------------
            10,200   Tech Data Corp.(1)                                 275,757
--------------------------------------------------------------------------------
            39,900   Western Digital Corp.(1)                           254,961
--------------------------------------------------------------------------------
            80,900   Xerox Corp.(1)                                     651,245
--------------------------------------------------------------------------------
                                                                      4,801,802
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.5%
--------------------------------------------------------------------------------
            16,000   Activision, Inc.(1)                                233,120
--------------------------------------------------------------------------------
            15,200   Compuware Corp.(1)                                  72,884
--------------------------------------------------------------------------------
             2,700   Electronic Arts Inc.(1)                            134,298
--------------------------------------------------------------------------------
            71,400   Microsoft Corporation(1)                         3,692,808
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

            31,500   Oracle Corporation(1)                         $    340,515
--------------------------------------------------------------------------------
             2,500   Take-Two Interactive Software(1)                    58,763
--------------------------------------------------------------------------------
                                                                      4,532,388
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.2%
--------------------------------------------------------------------------------
            16,400   Centex Corp.                                       823,280
--------------------------------------------------------------------------------
             1,100   Fluor Corp.                                         30,800
--------------------------------------------------------------------------------
            14,000   KB Home                                            599,900
--------------------------------------------------------------------------------
             3,200   Lennar Corp.                                       165,120
--------------------------------------------------------------------------------
             1,600   NVR, Inc.(1)                                       520,800
--------------------------------------------------------------------------------
                                                                      2,139,900
--------------------------------------------------------------------------------
CONSUMER DURABLES(2)
--------------------------------------------------------------------------------
               900   Carlisle Companies, Inc.                            37,242
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 2.4%
--------------------------------------------------------------------------------
            35,500   Dillard's Inc.                                     563,030
--------------------------------------------------------------------------------
            49,200   Federated Department Stores,
                     Inc.(1)                                          1,414,992
--------------------------------------------------------------------------------
            52,800   J.C. Penney Company, Inc.                        1,214,928
--------------------------------------------------------------------------------
            29,300   Saks Incorporated(1)                               343,982
--------------------------------------------------------------------------------
            15,600   Wal-Mart Stores, Inc.                              787,956
--------------------------------------------------------------------------------
                                                                      4,324,888
--------------------------------------------------------------------------------
DRUGS -- 5.6%
--------------------------------------------------------------------------------
            19,900   Endo Pharmaceuticals
                     Holdings Inc.(1)                                   150,842
--------------------------------------------------------------------------------
            51,400   Johnson & Johnson                                2,760,694
--------------------------------------------------------------------------------
            56,500   Merck & Co., Inc.                                3,198,464
--------------------------------------------------------------------------------
               300   Mylan Laboratories Inc.                             10,470
--------------------------------------------------------------------------------
            98,800   Pfizer, Inc.                                     3,020,316
--------------------------------------------------------------------------------
            12,700   Pharmacia Corp.                                    530,860
--------------------------------------------------------------------------------
            19,100   Watson Pharmaceuticals, Inc.(1)                    539,957
--------------------------------------------------------------------------------
                                                                     10,211,603
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.6%
--------------------------------------------------------------------------------
             8,900   Anixter International Inc.(1)                      206,925
--------------------------------------------------------------------------------
            30,300   Motorola, Inc.                                     262,095
--------------------------------------------------------------------------------
             7,600   QUALCOMM Inc.(1)                                   276,336
--------------------------------------------------------------------------------
            59,800   Solectron Corp.(1)                                 212,290
--------------------------------------------------------------------------------
             3,500   SPX Corp.(1)                                       131,075
--------------------------------------------------------------------------------
                                                                      1,088,721
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 1.0%
--------------------------------------------------------------------------------
            86,000   Edison International(1)                          1,019,100
--------------------------------------------------------------------------------
             7,100   Exelon Corporation                                 374,667
--------------------------------------------------------------------------------
            27,400   PG&E Corp.(1)                                      380,860
--------------------------------------------------------------------------------
                                                                      1,774,627
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 1.8%
--------------------------------------------------------------------------------
            70,502   Exxon Mobil Corp.                                2,463,340
--------------------------------------------------------------------------------
             2,100   Kinder Morgan Energy
                     Partners, L.P.                                      73,500
--------------------------------------------------------------------------------
            22,700   Occidental Petroleum Corp.                         645,815
--------------------------------------------------------------------------------
                                                                      3,182,655
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          5

VP Balanced -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                    Value
--------------------------------------------------------------------------------
ENTERTAINMENT -- 0.8%
--------------------------------------------------------------------------------
            33,900   Viacom, Inc. Cl B(1)                          $  1,381,764
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 3.8%
--------------------------------------------------------------------------------
            17,000   American Express Co.                               600,950
--------------------------------------------------------------------------------
            25,500   Block (H & R), Inc.                              1,025,100
--------------------------------------------------------------------------------
            11,600   Capital One Financial Corp.                        344,752
--------------------------------------------------------------------------------
            25,700   Fannie Mae                                       1,653,281
--------------------------------------------------------------------------------
             8,700   Freddie Mac                                        513,735
--------------------------------------------------------------------------------
            89,500   General Electric Co.                             2,179,325
--------------------------------------------------------------------------------
            19,100   Household International, Inc.                      531,171
--------------------------------------------------------------------------------
               300   MBNA Corp.                                           5,706
--------------------------------------------------------------------------------
                                                                      6,854,020
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 1.6%
--------------------------------------------------------------------------------
            28,355   Archer-Daniels-Midland Co.                         351,602
--------------------------------------------------------------------------------
             8,000   Chiquita Brands International,
                     Inc.(1)                                            106,080
--------------------------------------------------------------------------------
            25,500   Coca-Cola Enterprises Inc.                         553,860
--------------------------------------------------------------------------------
            40,600   ConAgra Foods, Inc.                              1,015,406
--------------------------------------------------------------------------------
             3,200   Dean Foods Co.(1)                                  118,720
--------------------------------------------------------------------------------
             6,400   Interstate Bakeries Corp.                           97,600
--------------------------------------------------------------------------------
            39,300   Tyson Foods, Inc. Cl A                             440,946
--------------------------------------------------------------------------------
             4,700   Unilever N.V. New York Shares                      290,037
--------------------------------------------------------------------------------
                                                                      2,974,251
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.2%
--------------------------------------------------------------------------------
            12,500   Georgia-Pacific Corp.                              202,000
--------------------------------------------------------------------------------
            10,700   Smurfit-Stone Container
                     Corp.(1)                                           164,780
--------------------------------------------------------------------------------
                                                                        366,780
--------------------------------------------------------------------------------
GROCERY STORES -- 0.6%
--------------------------------------------------------------------------------
             5,200   Supervalu Inc.                                      85,852
--------------------------------------------------------------------------------
            69,600   Winn-Dixie Stores, Inc.                          1,063,488
--------------------------------------------------------------------------------
                                                                      1,149,340
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.1%
--------------------------------------------------------------------------------
             3,200   United Technologies Corp.                          198,208
-------------------------------------------------------------------------------
HEAVY MACHINERY(2)
--------------------------------------------------------------------------------
               900   AGCO Corp.(1)                                       19,890
--------------------------------------------------------------------------------
HOME PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
            16,800   Dial Corp. (The)                                   342,216
--------------------------------------------------------------------------------
            18,000   Fortune Brands, Inc.                               837,180
--------------------------------------------------------------------------------
            21,000   Procter & Gamble Co. (The)                       1,804,740
--------------------------------------------------------------------------------
                                                                      2,984,136
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.1%
--------------------------------------------------------------------------------
            17,700   Black & Decker Corporation                         759,153
--------------------------------------------------------------------------------
            24,600   Energizer Holdings, Inc.(1)                        686,340
--------------------------------------------------------------------------------
            14,100   Lennox International Inc.                          176,955
--------------------------------------------------------------------------------
             6,000   Tyco International Ltd.                            102,480
--------------------------------------------------------------------------------
             7,700   York International Corp.                           196,889
--------------------------------------------------------------------------------
                                                                      1,921,817
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 2.7%
--------------------------------------------------------------------------------
            12,100   Computer Sciences Corp.(1)                    $    416,845
--------------------------------------------------------------------------------
            16,700   Equifax Inc.                                       386,438
--------------------------------------------------------------------------------
            16,100   First Data Corporation                             570,101
--------------------------------------------------------------------------------
            24,800   International Business
                     Machines Corp.                                   1,922,000
--------------------------------------------------------------------------------
            42,000   Moore Corporation Ltd.(1)                          382,200
--------------------------------------------------------------------------------
            52,600   Viad Corporation                                 1,175,610
--------------------------------------------------------------------------------
                                                                      4,853,194
--------------------------------------------------------------------------------
INTERNET(2)
--------------------------------------------------------------------------------
             1,100   Checkfree Corp.(1)                                  17,589
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 0.7%
--------------------------------------------------------------------------------
            15,000   Standard and Poor's 500
                     Depositary Receipt                               1,324,350
--------------------------------------------------------------------------------
LEISURE -- 1.1%
--------------------------------------------------------------------------------
            31,200   Eastman Kodak Co.                                1,093,248
--------------------------------------------------------------------------------
            34,500   GTECH Holdings Corp.(1)                            961,170
--------------------------------------------------------------------------------
                                                                      2,054,418
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 2.2%
--------------------------------------------------------------------------------
             4,700   AmerUs Group Co.                                   132,869
--------------------------------------------------------------------------------
            16,500   CIGNA Corp.                                        678,480
--------------------------------------------------------------------------------
            19,700   MetLife, Inc.                                      532,688
--------------------------------------------------------------------------------
            21,100   Principal Financial Group                          635,743
--------------------------------------------------------------------------------
            42,900   Protective Life Corp.                            1,180,608
--------------------------------------------------------------------------------
            51,100   UnumProvident Corp.                                896,294
--------------------------------------------------------------------------------
                                                                      4,056,682
--------------------------------------------------------------------------------
MEDIA -- 1.1%
--------------------------------------------------------------------------------
            43,950   AOL Time Warner Inc.(1)                            575,745
--------------------------------------------------------------------------------
             4,300   Clear Channel
                     Communications, Inc.(1)                            160,347
--------------------------------------------------------------------------------
            23,227   Comcast Corporation(1)                             547,925
--------------------------------------------------------------------------------
            30,400   Hearst-Argyle Television, Inc.(1)                  732,944
--------------------------------------------------------------------------------
                                                                      2,016,961
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.7%
--------------------------------------------------------------------------------
             2,700   Bard (C.R.), Inc.                                  156,600
--------------------------------------------------------------------------------
            20,600   Fisher Scientific International(1)                 619,648
--------------------------------------------------------------------------------
            14,500   Guidant Corporation(1)                             447,325
--------------------------------------------------------------------------------
                                                                      1,223,573
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.0%
--------------------------------------------------------------------------------
             5,600   AmerisourceBergen Corp.                            304,136
--------------------------------------------------------------------------------
            16,000   McKesson Corp.                                     432,480
--------------------------------------------------------------------------------
            20,883   Oxford Health Plans, Inc.(1)                       761,185
--------------------------------------------------------------------------------
             9,600   Quintiles Transnational Corp.(1)                   116,112
--------------------------------------------------------------------------------
            14,500   Service Corp. International(1)                      48,140
--------------------------------------------------------------------------------
             1,000   Wellpoint Health Networks
                     Inc.(1)                                             71,160
--------------------------------------------------------------------------------
                                                                      1,733,213
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
    6

VP Balanced -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
MINING & METALS -- 0.3%
--------------------------------------------------------------------------------
            16,700   Alcoa Inc.                                    $    380,426
--------------------------------------------------------------------------------
             2,000   Ball Corporation                                   102,380
--------------------------------------------------------------------------------
                                                                        482,806
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.4%
--------------------------------------------------------------------------------
            21,700   Ford Motor Co.                                     201,810
--------------------------------------------------------------------------------
            17,300   Lear Corporation(1)                                575,744
--------------------------------------------------------------------------------
                                                                        777,554
--------------------------------------------------------------------------------
OIL REFINING -- 0.1%
--------------------------------------------------------------------------------
             6,800   Marathon Oil Corp.                                 144,772
--------------------------------------------------------------------------------
OIL SERVICES -- 0.6%
--------------------------------------------------------------------------------
            48,300   Transocean Inc.                                  1,120,560
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 2.5%
--------------------------------------------------------------------------------
            12,600   American International Group,
                     Inc.                                               728,910
--------------------------------------------------------------------------------
            53,156   Fidelity National Financial, Inc.                1,745,111
--------------------------------------------------------------------------------
            54,300   First American Financial Corp.
                     (The)                                            1,205,460
--------------------------------------------------------------------------------
             9,800   Odyssey Re Holdings Corp.                          173,460
--------------------------------------------------------------------------------
            22,400   Old Republic International
                     Corp.                                              627,200
--------------------------------------------------------------------------------
               900   Progressive Corp.                                   44,667
--------------------------------------------------------------------------------
                                                                      4,524,808
--------------------------------------------------------------------------------
PUBLISHING -- 1.0%
--------------------------------------------------------------------------------
            42,100   American Greetings
                     Corp. Cl A(1)                                      665,180
--------------------------------------------------------------------------------
            23,800   Tribune Co.                                      1,081,948
--------------------------------------------------------------------------------
                                                                      1,747,128
--------------------------------------------------------------------------------
RAILROADS -- 0.1%
--------------------------------------------------------------------------------
             3,000   Union Pacific Corp.                                179,610
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST(2)
--------------------------------------------------------------------------------
             1,400   Simon Property Group, Inc.                          47,698
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 1.4%
--------------------------------------------------------------------------------
            11,300   Bear Stearns Companies Inc.
                     (The)                                              671,220
--------------------------------------------------------------------------------
            36,700   John Hancock Financial
                     Services, Inc.                                   1,023,930
--------------------------------------------------------------------------------
            21,100   Merrill Lynch & Co., Inc.                          800,745
--------------------------------------------------------------------------------
                                                                      2,495,895
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.0%
--------------------------------------------------------------------------------
             6,400   Applied Materials, Inc.(1)                          83,424
--------------------------------------------------------------------------------
            12,800   Arrow Electronics, Inc.(1)                         163,712
--------------------------------------------------------------------------------
            50,000   Avnet Inc.(1)                                      541,500
--------------------------------------------------------------------------------
            12,900   ESS Technology, Inc.(1)                             81,399
--------------------------------------------------------------------------------
           121,100   Intel Corporation                                1,886,132
--------------------------------------------------------------------------------
             3,600   Intersil Corporation CI A(1)                        50,310
--------------------------------------------------------------------------------
            28,000   LSI Logic Corp.(1)                                 161,560
--------------------------------------------------------------------------------
             7,500   SanDisk Corp.(1)                                   152,288
--------------------------------------------------------------------------------
            27,300   Texas Instruments Inc.                             409,773
--------------------------------------------------------------------------------

Shares/Principal Amount                                                   Value
--------------------------------------------------------------------------------

            15,300   Vishay Intertechnology, Inc.(1)               $    171,054
--------------------------------------------------------------------------------
                                                                      3,701,152
--------------------------------------------------------------------------------
SPECIALTY STORES -- 1.0%
--------------------------------------------------------------------------------
             7,100   Autozone Inc.(1)                                   501,615
--------------------------------------------------------------------------------
             8,400   Claire's Stores Inc.                               185,388
--------------------------------------------------------------------------------
            10,200   Home Depot, Inc.                                   244,392
--------------------------------------------------------------------------------
            10,100   Office Depot, Inc.(1)                              149,076
--------------------------------------------------------------------------------
            13,400   Rent-A-Center Inc.(1)                              670,670
--------------------------------------------------------------------------------
                                                                      1,751,141
--------------------------------------------------------------------------------
TELEPHONE -- 2.6%
--------------------------------------------------------------------------------
            14,360   AT&T Corp.                                         374,940
--------------------------------------------------------------------------------
            23,500   BellSouth Corp.                                    607,945
--------------------------------------------------------------------------------
             7,800   CenturyTel Inc.                                    229,164
--------------------------------------------------------------------------------
            13,000   SBC Communications Inc.                            352,430
--------------------------------------------------------------------------------
            49,464   Sprint Corporation                                 716,239
--------------------------------------------------------------------------------
            64,990   Verizon Communications                           2,518,362
--------------------------------------------------------------------------------
                                                                      4,799,080
--------------------------------------------------------------------------------
THRIFTS -- 0.1%
--------------------------------------------------------------------------------
            5,100   New York Community
                    Bancorp Inc.                                        147,288
--------------------------------------------------------------------------------
            1,100   Washington Mutual, Inc.                              37,983
--------------------------------------------------------------------------------
                                                                        185,271
--------------------------------------------------------------------------------
TOBACCO -- 0.3%
--------------------------------------------------------------------------------
           12,600   Philip Morris Companies Inc.                        510,678
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT(2)
--------------------------------------------------------------------------------
            1,200   FedEx Corp.                                          65,064
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 0.5%
--------------------------------------------------------------------------------
           16,600   ALLTEL Corp.                                        846,600
--------------------------------------------------------------------------------
            3,000   Nextel Communications, Inc.(1)                       34,158
--------------------------------------------------------------------------------
                                                                        880,758
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $105,590,392)                                                 106,127,193
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(3) -- 11.2%

      $   413,846   FHLMC, 7.00%, 11/1/13                               440,612
--------------------------------------------------------------------------------
        2,441,119   FHLMC, 6.50%, 6/1/16 to
                     6/1/29                                           2,573,800
--------------------------------------------------------------------------------
          286,530   FHLMC, 8.00%, 7/1/30                                307,367
--------------------------------------------------------------------------------
          613,956   FNMA, 5.50%, 10/25/08                               646,353
--------------------------------------------------------------------------------
        3,852,352   FNMA, 6.50%, 11/1/11 to
                     5/1/32                                           4,023,648
--------------------------------------------------------------------------------
        3,280,301   FNMA, 6.00%, 4/1/13 to
                     12/1/31                                          3,418,044
--------------------------------------------------------------------------------
        1,000,000   FNMA, 5.00%, 1/31/23(4)                           1,027,813
--------------------------------------------------------------------------------
          365,762   FNMA, 7.00%, 1/1/28                                 385,946
--------------------------------------------------------------------------------
          847,231   FNMA, 7.50%, 7/1/29 to
                     9/1/30                                             900,285
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          7

VP Balanced -- Schedule of Investments

DECEMBER 31, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

      $ 2,870,509   GNMA, 7.00%, 4/20/26 to
                    5/15/31                                        $  3,044,205
--------------------------------------------------------------------------------
          528,143   GNMA, 7.50%, 8/15/26 to
                    2/15/28                                             564,977
--------------------------------------------------------------------------------
          643,709   GNMA, 6.50%, 3/15/28 to
                    5/15/28                                             676,859
--------------------------------------------------------------------------------
          265,656   GNMA, 8.00%, 12/15/29                               287,702
--------------------------------------------------------------------------------
        1,997,531   GNMA, 5.50%, 11/15/32                             2,053,878
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $19,517,617)                                                   20,351,489
--------------------------------------------------------------------------------
CORPORATE BONDS -- 11.0%

BANKS -- 1.3%
--------------------------------------------------------------------------------
        1,000,000   Bank of America Corp.,
                    6.625%, 6/15/04                                   1,067,345
--------------------------------------------------------------------------------
          700,000   Citigroup Inc., 4.125%,
                    6/30/05                                             729,737
--------------------------------------------------------------------------------
          400,000   First Union National Bank,
                    7.80%, 8/18/10                                      483,617
--------------------------------------------------------------------------------
                                                                      2,280,699
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 0.2%
--------------------------------------------------------------------------------
          450,000   Kohl's Corp., 6.00%, 1/15/33                        453,965
--------------------------------------------------------------------------------
DIVERSIFIED -- 1.4%
--------------------------------------------------------------------------------
        1,314,000   Lehman Brothers TRAINS(sm),
                    Series 10-2002, 6.96%,
                    1/15/12 (Acquired 5/23/02-
                    8/14/02, Cost $1,362,187)(5)                      1,452,106
--------------------------------------------------------------------------------
          968,000   Morgan Stanley TRACERS(sm),
                    7.70%, 3/1/32 (Acquired
                    3/15/02-8/28/02, Cost
                    $1,015,744)(5)                                    1,124,518
--------------------------------------------------------------------------------
                                                                      2,576,624
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 0.9%
--------------------------------------------------------------------------------
          400,000   Calpine Corp., 8.25%, 8/15/05                       194,000
--------------------------------------------------------------------------------
          400,000   Cilcorp, Inc., 8.70%, 10/15/09                      449,966
--------------------------------------------------------------------------------
          400,000   Constellation Energy Group
                    Inc., 7.00%, 4/1/12                                 421,119
--------------------------------------------------------------------------------
          550,000   Pepco Holdings Inc., 6.45%,
                    8/15/12 (Acquired 9/3/02,
                    Cost $548,554)(5)                                   583,457
--------------------------------------------------------------------------------
                                                                      1,648,542
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 0.4%
--------------------------------------------------------------------------------
          250,000   Burlington Resources Finance
                    Co., 6.50%, 12/1/11                                 279,044
--------------------------------------------------------------------------------
          400,000   Conoco Funding Co., 6.35%,
                    10/15/11                                            447,434
--------------------------------------------------------------------------------
                                                                        726,478
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES -- 0.1%
--------------------------------------------------------------------------------
          200,000   Waste Management Inc.,
                    7.75%, 5/15/32 (Acquired
                    5/23/02, Cost $201,636)(5)                          215,530
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 2.8%
-------------------------------------------------------------------------------
      $   450,000   American General Finance
                    Corp., Series H, 4.50%,
                    11/15/07                                       $    463,797
--------------------------------------------------------------------------------
        1,000,000   Associates Corp., N.A., 6.00%,
                    7/15/05                                           1,079,191
--------------------------------------------------------------------------------
          250,000   Countrywide Home Loans Inc.,
                    4.25%, 12/19/07                                     253,305
--------------------------------------------------------------------------------
          550,000   Ford Motor Credit Co., 7.50%,
                    3/15/05                                             561,426
--------------------------------------------------------------------------------
          750,000   Ford Motor Credit Co., 6.75%,
                    5/15/05                                             757,730
--------------------------------------------------------------------------------
          500,000   General Electric Capital Corp.,
                    Series A, MTN, 6.00%,
                    6/15/12                                             540,818
--------------------------------------------------------------------------------
          750,000   General Electric Capital Corp.,
                    4.25%, 1/15/08                                      770,031
--------------------------------------------------------------------------------
          250,000   General Motors Acceptance
                    Corp., 6.875%, 9/15/11                              249,718
--------------------------------------------------------------------------------
          300,000   Household Finance Corp.,
                    6.75%, 5/15/11                                      320,369
--------------------------------------------------------------------------------
                                                                      4,996,385
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.1%
-------------------------------------------------------------------------------
          200,000   International Paper Co.,
                    5.85%, 10/30/12 (Acquired
                    10/24/02, Cost $199,686)(5)                         209,800
--------------------------------------------------------------------------------
HOME PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
          500,000   Dial Corp., 7.00%, 8/15/06                          552,068
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 0.1%
--------------------------------------------------------------------------------
          200,000   Tyco International Group SA,
                    6.125%, 1/15/09                                     187,276
--------------------------------------------------------------------------------
INVESTMENT TRUSTS -- 0.5%
--------------------------------------------------------------------------------
            7,500   iShares GS $ InvesTop
                    Corporate Bond Fund(6)                              822,675
--------------------------------------------------------------------------------
MEDIA -- 1.0%
--------------------------------------------------------------------------------
          430,000   AOL Time Warner Inc.,
                    7.625%, 4/15/31                                     443,508
--------------------------------------------------------------------------------
          450,000   Comcast Cable
                    Communications, 8.375%,
                    5/1/07                                              505,438
--------------------------------------------------------------------------------
          200,000   COX Communications Inc.,
                    6.75%, 3/15/11                                      215,537
--------------------------------------------------------------------------------
          400,000   CSC Holdings Inc., 7.625%,
                    7/15/18                                             356,500
--------------------------------------------------------------------------------
          250,000   USA Interactive, 7.00%,
                    1/15/13 (Acquired 12/11/02,
                    Cost $250,000)(5)                                   258,971
--------------------------------------------------------------------------------
                                                                      1,779,954
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.9%
--------------------------------------------------------------------------------
          200,000   Ford Motor Co., 7.45%,
                    7/16/31                                             174,442
--------------------------------------------------------------------------------
        1,000,000   General Motors Corp., 7.00%,
                    6/15/03                                           1,010,725
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

-----
    8

VP Balanced -- Schedule of Investments

DECEMBER 31, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

      $   400,000   TRW Inc., 8.75%, 5/15/06                       $    457,392
--------------------------------------------------------------------------------
                                                                      1,642,559
--------------------------------------------------------------------------------
OIL SERVICES -- 0.1%
--------------------------------------------------------------------------------
          250,000   Pemex Project Funding Master
                    Trust, 7.375%, 12/15/14
                    (Acquired 12/3/02, Cost
                    $245,830)(5)                                        256,875
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.3%
--------------------------------------------------------------------------------
          500,000   EOP Operating LP, 6.75%,
                    2/15/08                                             545,355
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 0.4%
--------------------------------------------------------------------------------
          250,000   Goldman Sachs Group Inc.,
                    5.70%, 9/1/12                                       260,494
--------------------------------------------------------------------------------
          500,000   Merrill Lynch & Co. Inc.,
                    5.35%, 6/15/04                                      522,043
--------------------------------------------------------------------------------
                                                                        782,537
--------------------------------------------------------------------------------
TELEPHONE -- 0.2%
--------------------------------------------------------------------------------
           48,000   AT&T Broadband Corp.,
                    8.375%, 3/15/13                                      54,640
--------------------------------------------------------------------------------
            5,000   AT&T Corp., 6.00%, 3/15/09                            5,001
--------------------------------------------------------------------------------
          250,000   Verizon Global Funding Corp.,
                    7.375%, 9/1/12                                      288,246
--------------------------------------------------------------------------------
                                                                        347,887
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $19,137,680)                                                   20,025,209
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 9.3%

        2,450,000   U.S. Treasury Bonds, 6.375%,
                    8/16/27                                           2,945,552
--------------------------------------------------------------------------------
          450,000   U.S. Treasury Bonds, 5.375%,
                    2/15/31                                             490,711
--------------------------------------------------------------------------------
        3,000,000   U.S. Treasury Notes, 2.25%,
                    7/31/04                                           3,040,314
--------------------------------------------------------------------------------
        3,000,000   U.S. Treasury Notes, 6.50%,
                    8/15/05(7)                                        3,356,487
--------------------------------------------------------------------------------
        1,000,000   U.S. Treasury Notes, 3.25%,
                    8/15/07                                           1,025,079
--------------------------------------------------------------------------------
          600,000   U.S. Treasury Notes, 3.00%,
                    11/15/07                                            607,406
--------------------------------------------------------------------------------
        1,900,000   U.S. Treasury Notes, 5.50%,
                    2/15/08                                           2,144,329
--------------------------------------------------------------------------------
          300,000   U.S. Treasury Notes, 4.875%,
                    2/15/12                                             325,863
--------------------------------------------------------------------------------
        1,700,000   U.S. Treasury Notes, 4.375%,
                    8/15/12                                           1,777,496
--------------------------------------------------------------------------------
        1,250,000   U.S. Treasury Notes, 4.00%,
                    11/15/12                                          1,268,068
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $16,292,590)                                                   16,981,305
--------------------------------------------------------------------------------

Principal Amount                                                         Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 3.2%

      $ 1,500,000   FHLMC, 7.00%, 7/15/05                          $  1,683,689
--------------------------------------------------------------------------------
        2,000,000   FHLMC, 3.50%, 9/15/07                             2,043,866
--------------------------------------------------------------------------------
        1,000,000   FNMA, 5.50%, 3/15/11                              1,097,830
--------------------------------------------------------------------------------
        1,000,000   FNMA MTN, 5.74%, 1/21/09                          1,039,889
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES
(Cost $5,607,763)                                                     5,865,274
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(3) -- 2.8%

        1,000,000   Credit-Based Asset Servicing
                    and Securitization, Series
                    2001 CB2, Class A2F, 5.97%,
                    3/25/19                                           1,032,508
--------------------------------------------------------------------------------
       13,739,946   DLJ Commercial Mortgage
                    Corp. STRIPS - INTEREST,
                    Series 2000 CKP1, Class S,
                    VRN, 1.09%, 1/1/03 (Acquired
                    5/7/02, Cost $893,097)(5)(8)                        853,690
--------------------------------------------------------------------------------
          996,427   FNMA, Series 2002-87,
                    Class AM SEQ, 5.50%, 6/1/31                       1,020,905
--------------------------------------------------------------------------------
          703,306   General Motors Acceptance
                    Corp. Commercial Mortgage
                    Securities Inc., Series
                    2002 C2, Class A1 SEQ,
                    4.32%, 3/15/07                                      732,198
--------------------------------------------------------------------------------
          700,000   J.P. Morgan Chase Commercial
                    Mortgage Securities Corp.,
                    Series 2002 FL1A, Class A2,
                    VRN, 1.86%, 1/14/03, resets
                    monthly off the 1-month
                    LIBOR plus 0.44% with no
                    cap (Acquired 4/3/02, Cost
                    $700,000)(5)                                        699,804
--------------------------------------------------------------------------------
          628,380   Nationslink Funding Corp.,
                    Series 1998-2, Class A1 SEQ,
                    6.00%, 11/20/07                                     675,654
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE  OBLIGATIONS
(Cost $4,935,344)                                                     5,014,759
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(3) -- 1.9%

          608,759   AmeriCredit Automobile
                    Receivables Trust, Series
                    1999 D, Class A3 SEQ, 7.02%,
                    12/5/05                                             626,912
--------------------------------------------------------------------------------
          641,119   CIT RV Trust, Series 1998 A,
                    Class A4 SEQ, 6.09%, 2/15/12                        662,073
--------------------------------------------------------------------------------
        1,250,000   CPL Transition Funding LLC,
                    Series 2002-1, Class A4 SEQ,
                    5.96%, 7/15/15                                    1,380,720
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

                                                                          -----
                                                                          9

VP Balanced -- Schedule of Investments

DECEMBER 31, 2002

Principal Amount                                                         Value
--------------------------------------------------------------------------------

      $   250,000   Ford Credit Auto Owner Trust,
                    4.79%, 11/15/06                                $    260,581
--------------------------------------------------------------------------------
          291,154   Long Beach Asset Holdings
                    Corporation, Series 2002-2,
                    Class SC, 8.50%, 7/25/32
                    (Acquired 6/6/02, Cost
                    $290,296)(5)                                        291,710
--------------------------------------------------------------------------------
          189,203   Onyx Automobile Receivables,
                    Series 2002 A, 13.61%,
                    10/20/08                                            188,333
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $3,225,575)                                                     3,410,329
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS
& AGENCIES -- 0.4%

          650,000   Province of Ontario, 3.50%,
                    9/17/07                                             661,149
(Cost $646,256)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 1.8%

Repurchase Agreement, Morgan Stanley Group,
Inc., (U.S. Treasury obligations), in a joint
trading account at 1.08%, dated
12/31/02,  due 1/2/03 (Delivery value $3,300,198)
(Cost $3,300,000)                                                     3,300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(Cost $178,253,217)                                                $181,736,707
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

LIBOR = London Interbank Offered Rate

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

TRACERS(SM) = Traded Custody Receipts(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

TRAINS(SM) = Target Return Index Securities(SM). Rate indicated is the weighted-average coupon of the underlying securities held.

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity, unless otherwise indicated. Rate shown is effective December 31, 2002.

(1)  Non-income producing.

(2)  Industry is less than 0.05% of total investment securities.

(3)  Final maturity indicated, unless otherwise noted. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(4)  When-issued security.

(5)  Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors.
     The aggregate value of restricted securities at December 31, 2002, was
     $5,946,461, which represented 3.3% of net assets.

(6)  Security is an exchange-traded bond fund. Quantity indicated reflects the number of shares owned.

(7)  Security, or a portion thereof, has been segregated for a when-issued security.

(8)  Final maturity used for purposes of calculating the weighted average maturity.

See Notes to Financial Statements.

-----
   10

Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $178,253,217)             $181,736,707
--------------------------------------------------------------
Cash                                                                     56,083
--------------------------------------------------------------
Receivable for investments sold                                         715,294
--------------------------------------------------------------
Dividends and interest receivable                                       998,846
--------------------------------------------------------------------------------
                                                                    183,506,930
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     1,921,175
--------------------------------------------------------------
Accrued management fees                                                 140,457
--------------------------------------------------------------------------------
                                                                      2,061,632
--------------------------------------------------------------------------------
NET ASSETS                                                         $181,445,298
================================================================================

CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                          100,000,000
================================================================================
Outstanding                                                          31,217,562
================================================================================

NET ASSET VALUE PER SHARE                                                 $5.81
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $199,355,495
--------------------------------------------------------------
Undistributed net investment income                                   4,902,524
--------------------------------------------------------------
Accumulated net realized loss on investment transactions            (26,296,211)
--------------------------------------------------------------
Net unrealized appreciation on investments                            3,483,490
--------------------------------------------------------------------------------
                                                                   $181,445,298
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          11

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Interest                                                            $4,874,589
--------------------------------------------------------------
Dividends                                                            1,853,707
--------------------------------------------------------------------------------
                                                                     6,728,296
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------------
Management fees                                                      1,815,846
--------------------------------------------------------------
Directors' fees and expenses                                             2,264
--------------------------------------------------------------------------------
                                                                     1,818,110
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                4,910,186
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investment transactions                       (15,465,505)
--------------------------------------------------------------
Change in net unrealized appreciation on investments               (10,765,976)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                   (26,231,481)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(21,321,295)
================================================================================

See Notes to Financial Statements.

-----
   12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS                                   2002           2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                                $4,910,186      $5,720,961
-------------------------------------------------
Net realized loss                                   (15,465,505)     (9,841,332)
-------------------------------------------------
Change in net unrealized appreciation               (10,765,976)     (5,300,465)
--------------------------------------------------------------------------------
Net decrease in net assets
resulting from operations                           (21,321,295)     (9,420,836)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income                           (5,702,062)     (6,829,411)
-------------------------------------------------
From net realized gains                                  --          (8,107,307)
--------------------------------------------------------------------------------
Decrease in net assets from distributions            (5,702,062)    (14,936,718)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                            18,467,508      25,737,880
-------------------------------------------------
Proceeds from reinvestment of distributions           5,702,062      14,936,718
-------------------------------------------------
Payments for shares redeemed                        (43,216,685)    (47,337,156)
--------------------------------------------------------------------------------
Net decrease in net assets
from capital share transactions                     (19,047,115)     (6,662,558)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                          (46,070,472)    (31,020,112)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 227,515,770     258,535,882
--------------------------------------------------------------------------------
End of period                                      $181,445,298    $227,515,770
================================================================================

Undistributed net investment income                  $4,902,524      $5,694,723
================================================================================

TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                  3,016,140       3,856,022
-------------------------------------------------
Issued in reinvestment of distributions                 884,041       2,239,388
-------------------------------------------------
Redeemed                                             (7,225,703)     (7,094,947)
--------------------------------------------------------------------------------
Net decrease in shares of the fund                   (3,325,522)       (999,537)
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          13

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is long-term capital growth and current income. The fund seeks to achieve its investment objective by investing approximately 60% of its assets in equity securities, that are considered by management to have better than average prospects for appreciation, and the remaining assets in bonds and other fixed income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over- the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal imcome tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

At December 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $19,441,352 (expiring in 2009 through 2010), which may be used to offset future taxable gains.

The fund has elected to treat $3,285,405 of net capital losses incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

-----
   14

Notes to Financial Statements

DECEMBER 31, 2002

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on the fund's average daily closing net assets during the previous month.

The annual management fee schedule for the fund is as follows:

--------------------------------------------------------------------------------
FUND AVERAGE NET ASSETS
--------------------------------------------------------------------------------
First $250 million                                                    0.90%
--------------------------------------------------------------------------------
Next $250 million                                                     0.85%
--------------------------------------------------------------------------------
Over $500 million                                                     0.80%
--------------------------------------------------------------------------------

The effective annual management fee for the year ended December 31, 2002 was
0.90%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services
Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the year ended December 31, 2002, totaled $213,509,978, of which $45,286,739 represented U.S. Treasury and Agency obligations. Sales of investment securities, excluding short-term investments, for the year ended December 31,
2002, totaled $234,268,553, of which $57,627,843 represented U.S. Treasury and
Agency obligations.

At December 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate  cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $181,822,674
================================================================================
Gross tax appreciation of investments                               $10,566,309
--------------------------------------------------------------
Gross tax depreciation of investments                               (10,652,276)
--------------------------------------------------------------------------------
Net tax depreciation of investments                                    $(85,967)
================================================================================

The difference between book basis and tax-basis unrealized appreciation or depreciation is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

                                                                          -----
                                                                          15

Notes to Financial Statements

DECEMBER 31, 2002

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes  to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

5. TAX INFORMATION (UNAUDITED)

This information is provided pursuant to provisions of the Internal Revenue
Code.

For corporate taxpayers, 8.37% of the ordinary income distributions paid during the fiscal year ended December 31, 2002 qualify for the corporate dividends received deduction.

-----
   16

VP Balanced -- Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
-------------------------------------------------------------------------------------------------------------
                                           2002           2001           2000           1999        1998
-------------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $6.59          $7.27          $7.79          $8.34       $8.24
-------------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income                    0.16           0.17           0.20           0.19        0.16
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  (0.77)         (0.42)         (0.40)          0.52        1.04
-------------------------------------------------------------------------------------------------------------
  Total From Investment Operations        (0.61)         (0.25)         (0.20)          0.71        1.20
-------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income              (0.17)         (0.20)         (0.20)         (0.16)      (0.15)
-----------------------------------
  From Net Realized Gains                   --           (0.23)         (0.12)         (1.10)      (0.95)
-------------------------------------------------------------------------------------------------------------
  Total Distributions                     (0.17)         (0.43)         (0.32)         (1.26)      (1.10)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $5.81          $6.59          $7.27          $7.79       $8.34
=============================================================================================================
  TOTAL RETURN(1)                         (9.56)%        (3.54)%        (2.65)%        10.06%      15.77%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                    0.90%          0.90%          0.90%          0.90%     0.97%(2)
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                    2.43%          2.41%          2.51%          2.45%     2.16%(2)
-----------------------------------
Portfolio Turnover Rate                     109%           112%            96%            83%        158%
-----------------------------------
Net Assets, End of Period
  (in thousands)                        $181,445       $227,516       $258,536       $285,072    $280,437
-------------------------------------------------------------------------------------------------------------

(1)  Total return assumes reinvestment of net investment income and capital gains distributions, if any.

(2)  ACIM voluntarily waived a portion of its management fee from October 1,
     1998 through November 16, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.99% and
     2.14%, respectively, for the year ended December 31, 1998.

See Notes to Financial Statements.

                                                                          -----
                                                                          17

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios,
Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund, (the "Fund"), one of the funds comprising American Century Variable Portfolios, Inc., as of December 31, 2002,
and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Balanced Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States  of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

-----
   18

Management

The individuals listed below serve as directors or officers of the fund.  Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeo

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
-------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Allied Motion
Technologies, Inc. and J.D. Edwards & Company
-------------------------------------------------------------------------------

(1)  Dr. Robert Doering resigned as full-time director, effective November 5,
     2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr. Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of $2,500 for his services.

                                                                    (continued)

                                                                          -----
                                                                          19

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
-------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

-----
   20

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
-------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
-------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
-------------------------------------------------------------------------------
The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

                                                                          -----
                                                                          21

Background Information

INVESTMENT TEAM LEADERS
------------------------------
EQUITY PORTFOLIO
------------------------------
    Bill Martin
------------------------------
FIXED-INCOME PORTFOLIO
------------------------------
    Jeff Houston
------------------------------
CREDIT RESEARCH
------------------------------
    Greg Afiesh
------------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

AMERICAN CENTURY VP BALANCED seeks capital growth and current income. The fund keeps about 60% of its assets in a diversified portfolio of common stocks. Under normal market conditions, the remaining assets are held in Treasury, mortgage-backed, and corporate bonds.

We attempt to keep the fund fully invested at all times, regardless of short-term market activity. Experience has shown that market gains can occur in unpredictable spurts and that missing even some of those opportunities may significantly limit the potential for gain.

For the equity portfolio, the goal is to achieve a total return that exceeds that of the S&P 500. The portfolio is managed using computer models as key tools in making investment decisions. One model ranks stocks based on their expected return, using both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Another model is used in creating a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the S&P 500. We incorporate both growth and value measurements into our quantitative stock selection process, but we steer toward growth.

The fixed-income portfolio is also index based. The management team attempts to add value by making modest portfolio adjustments based on its analysis of prevailing market conditions. The team typically seeks to slightly overweight relatively undervalued, higher-yielding sectors of the market.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two indices in proportion to the asset mix of the fund. Accordingly, 60% of the index is represented by the S&P 500, and the remaining 40% is represented by the
Lehman Brothers Aggregate Bond Index.

The LEHMAN BROTHERS AGGREGATE BOND INDEX reflects the price fluctuations of
Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

The S&P 500 INDEX is a capitalization-weighted index of the stocks of 500 publicly traded U.S. companies that  are considered to be leading firms in dominant industries. The index is viewed as a broad measure of U.S. stock market performance.

                                                                    (continued)

-----
   22

Background Information

BOND CREDIT RATING GUIDELINES

Credit ratings are issued by independent research companies such as Standard &
Poor's, Moody's, and Fitch. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

Securities rated AAA, AA, A, or BBB by S&P are considered "investment-grade"
securities, meaning they are relatively safe from default. Here are the most common S&P credit ratings and their definitions:

AAA -- extremely strong ability to  meet financial obligations.

AA -- very strong ability to meet financial obligations.

A -- strong ability to meet financial obligations.

BBB -- good ability to meet financial obligations.

BB -- securities that are less vulnerable to default than other lower-quality issues but do not quite meet investment-grade standards.

It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

                                                                          -----
                                                                          23

Glossary

ASSET-BACKED SECURITIES--debt securities that represent ownership in a pool of receivables, such as credit-card debt, auto loans, and commercial mortgages.

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS--stocks of the most established companies in American industry.
They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential. Examples include General Electric and Coca-Cola.

COMMON STOCKS--units of ownership of public corporations. All of the stocks described in this section are types of common stock.

CORPORATE BONDS--debt securities or instruments issued by companies and corporations.

CYCLICAL STOCKS--generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle.

DURATION--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. It is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, the impact of a change in interest rates on the value of the portfolio also increases.

GROWTH STOCKS--stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of technology, health care, and consumer goods companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than
$9.2 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between $2.1 billion and $9.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

MORTGAGE-BACKED SECURITIES--debt securities that represent ownership in pools of mortgage loans.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS--the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than
$2.1 billion. This is Lipper's market-capitalization breakpoint as of December
31, 2002, although it may be subject to change based on market fluctuations. The
S&P 600 and Russell 2000 are representative of small-cap stock performance.

                                                                    (continued)

-----
   24

Glossary

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank).

U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.

VALUE STOCKS--stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the
WAM, the greater the portfolio's interest rate sensitivity.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

                                                                          -----
                                                                          25

Notes

-----
   26

Notes

                                                                          -----
                                                                          27

Notes

-----
   28

[inside back cover - blank]

[back cover

CONTACT US

www.americancentury.com

Automated Information Line:
1-800-345-8765

Investment Professional Service Representatives:
1-800-345-6488

Telecommunications Device for the Deaf:
1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Manager:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0302                                  American Century Investment Services, Inc.
SH-ANN-32885                       (c)2003 American Century Services Corporation

[front cover]

December 31, 2002

American Century Variable Portfolios
Annual Report

[photo]

VP Income & Growth

                                  [american century logo and text logo (reg.sm)]

[inside front cover]

Market Perspective ........................................................    1

VP INCOME & GROWTH

FINANCIAL STATEMENTS

OTHER INFORMATION
Management ................................................................   22
Share Class Information ...................................................   25
Background Information

Market Perspective from John Schniedwind

[photo]
John Schniedwind, chief investment officer, quantitative equity

U.S. ECONOMY

The U.S. economy expanded throughout 2002, driven by steady consumer spending.
Consumers set new records for buying homes and cars, as low interest rates enticed shoppers. Those lower rates were made possible by the Federal Reserve, which cut its interest rate target to 1.25%, the lowest level in more than 40 years. Lower rates helped consumers in many ways--home values rose, mortgage costs fell with the record refinancing boom, and home-equity loans generated spending cash. That helped consumers manage record debt loads, save money, and spend all at the same time.

Meanwhile, corporate profits ground back from depressed levels after two years of cost cutting. Restoring profitability was an important step for the economic recovery, but it came at a cost--unemployment rose to 6.0% at the end of 2002, while weak business spending threatened to derail the recovery. The economy needs businesses to invest in new ventures and to create jobs, but geopolitical tension, uncertain consumer demand, and over-investment in the late '90s seem to be restraining spending decisions.

U.S. STOCKS

Despite the stronger economy and improving corporate profits, stocks fell for the third straight year. Investors hoped for strong growth going into 2002, but instead they experienced a series of corporate governance scandals and tepid demand. Stocks fell to  five-year lows in early October, but bounced when investors looked forward to a better year in 2003.

Large-company stocks fell most, followed by small- and medium-sized companies.
Throughout the market, lower-priced value stocks held up slightly better than growth-oriented shares. Nevertheless, every sector of the S&P 500 declined in
2002. Technology and telecommunications stocks fell most, as those sectors continued to suffer from weak business spending and intense competition. Even consumer-based stocks performed poorly despite relatively steady consumer spending. There were a few bright spots--gold miners, thrifts, homebuilders, home products makers, and title insurers advanced despite the market's downturn.

STOCK MARKET RETURNS
For the year ended December 31, 2002
----------------------------------------------
    S&P 500 Index                   -22.10%
----------------------------------------------
    S&P 500/Barra Growth Index      -23.59%
----------------------------------------------
    S&P 500/Barra Value Index       -20.85%
----------------------------------------------
    Nasdaq Composite Index          -31.26%
----------------------------------------------
Source: Lipper Inc.

The Value and Growth indices refer to the corresponding S&P/BARRA indices defined on page 26.

                                                                          -----
                                                                          1

VP Income & Growth -- Performance

TOTAL RETURNS AS OF DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                   VP INCOME & GROWTH        S&P 500 INDEX
--------------------------------------------------------------------------------
CLASS I (INCEPTION 10/30/97)
--------------------------------------------------------------------------------
   6 months(1)                          -10.10%                 -10.30%
--------------------------------------------------------------------------------
   1 Year                               -19.37%                 -22.10%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   3 Years                              -12.91%                 -14.55%
--------------------------------------------------------------------------------
   5 Years                               -0.22%                  -0.59%
--------------------------------------------------------------------------------
   Life of Class                          1.25%                   0.87%
--------------------------------------------------------------------------------
CLASS II (INCEPTION 5/1/02)
--------------------------------------------------------------------------------
   6 months(1)                          -10.28%                 -10.30%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class(1)                     -17.20%                 -17.30%(2)
--------------------------------------------------------------------------------
CLASS III (INCEPTION 6/26/02)
--------------------------------------------------------------------------------
   6 months(1)                          -10.10%                 -10.30%
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
   Life of Class(1)                      -8.35%                 -10.37%(3)
--------------------------------------------------------------------------------

(1)  Returns for periods less than one year are not annualized.

(2)  Since 4/30/02, the date nearest the class's inception for which data are available.

(3)  Since 6/27/02, the date nearest the class's inception for which data are available.

See pages 25-28 for information about share classes, returns, and the comparative index.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to the insurance contracts.

                                                                    (continued)

-----
    2

VP Income & Growth -- Performance
GROWTH OF $10,000 OVER LIFE OF CLASS I
$10,000 investment made October 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS I

Periods ended December 31
--------------------------------------------------------------------------------
                       1997*     1998       1999      2000       2001      2002
--------------------------------------------------------------------------------
VP Income & Growth     7.80%    26.87%    18.02%    -10.62%    -8.35%    -19.37%
--------------------------------------------------------------------------------
S&P 500 Index          7.71%    28.58%    21.04%     -9.10%   -11.87%    -22.10%
--------------------------------------------------------------------------------
* From 10/30/97 (the class's inception date) to 12/31/97. Not annualized.

The charts on the performance pages give historical return data for VP Income &
Growth. Returns for the S&P 500 Index are provided for comparison. VP Income &
Growth's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Unless otherwise indicated, the charts are based on Class I shares;
performance for other classes will vary due to differences in fee structures
(see the Total Returns table on the previous page). Past performance does not guarantee future results. None of these charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

                                                                          -----
                                                                          3

VP Income & Growth -- Portfolio Commentary

By John Schniedwind, Kurt Borgwardt, Zili Zhang, and Vivienne Hsu, portfolio managers

PORTFOLIO PERFORMANCE

VP Income & Growth and its benchmark declined, reacting to global economic weakness, weak corporate profits, and geopolitical tensions. Stocks finally rallied in the fourth quarter, but it was too little and too late. VP Income &
Growth's management team maintained its structured, disciplined investment approach for both stock selection and portfolio construction, while incorporating growth, momentum, and value measures to seek consistent long-term performance.

Overall, solid stock selection helped the portfolio hold its value better than the benchmark. That's because we held larger positions than the benchmark
(overweight positions) in some solid performers, while holding smaller amounts
(underweight positions) of several poor performers.

SOLID FINANCIAL STOCK SELECTION

Financial stocks fell, pulled lower by weakness in stocks and exposure to bad loans. But there were several good stories to tell for VP Income & Growth's financial stock portfolio. First, VP Income & Growth held overweights in several mid-cap title insurers like Fidelity National, Old Republic International, and
First America--all of those stocks gained in 2002. Second, stock selection was strong in banks, both regional (First Tennessee Bank, UnionBanCal, and AmSouth
Bancorp) and national (Bank of America). Bank of America--VP Income & Growth's
biggest holding and the portfolio's biggest overweight--added the most value.
Holding an overweight in Cigna was a setback, but overall, the portfolio's financial stocks held their value relatively well.

CONSUMER STOCKS STUMBLE

Consumer-based stocks also fell, as worries about the consumer's financial health crept back into the markets. VP Income & Growth's stocks in those sectors held their value better than the benchmark. One of the portfolio's top performers was Eastman Kodak, whose relatively cheap shares advanced despite the market's downturn. Homebuilding stocks Lennar, KB Home, and Ryland were also good picks, as the housing market remained strong with the help of low interest rates. Underweighting Home Depot also helped, as its shares tumbled to new lows.

PORTFOLIO AT A GLANCE
-------------------------------------------------------------------------------
                                                  AS OF 12/31/02
-------------------------------------------------------------------------------
Net Assets                                        $616.3 million
-------------------------------------------------------------------------------
                                          12/31/02              12/31/01
-------------------------------------------------------------------------------
Number of Holdings                           239                   249
-------------------------------------------------------------------------------
P/E Ratio                                   20.7                  25.0
-------------------------------------------------------------------------------
Portfolio Turnover                           72%                   56%
-------------------------------------------------------------------------------

TOP TEN HOLDINGS
-------------------------------------------------------------------------------
                                           % OF PORTFOLIO INVESTMENTS
-------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                          12/31/02               6/30/02
-------------------------------------------------------------------------------
Bank of America Corp.                       4.0%                  3.4%
-------------------------------------------------------------------------------
Citigroup Inc.                              2.9%                  2.8%
-------------------------------------------------------------------------------
Exxon Mobil Corp.                           2.8%                  2.5%
-------------------------------------------------------------------------------
Microsoft Corporation                       2.8%                  2.7%
-------------------------------------------------------------------------------
Verizon Communications                      2.6%                  2.1%
-------------------------------------------------------------------------------
Procter & Gamble Co.
(The)                                       2.5%                  2.0%
-------------------------------------------------------------------------------
Merck & Co., Inc.                           2.4%                  2.2%
-------------------------------------------------------------------------------
General Electric Co.                        2.4%                  2.5%
-------------------------------------------------------------------------------
Eastman Kodak Co.                           2.2%                  1.6%
-------------------------------------------------------------------------------
Pfizer, Inc.                                2.2%                  2.2%
-------------------------------------------------------------------------------

                                                                    (continued)

-----
    4

VP Income & Growth -- Portfolio Commentary

With all the economic uncertainty, investors gravitated toward several of the biggest consumer-based stocks--Coca-Cola, Phillip Morris, Anheuser Busch, and
Wal-Mart--for their relatively steady income and predictable earnings. We were underweight in all of those stocks because their valuations seemed too high.
Those stocks held  up better than the overall market, so VP Income & Growth lost a little bit of relative performance.

TECH STOCKS TUMBLE

Technology stocks lost about a third of their value in 2002, as high valuations and slow business spending weighed on the sector. Our tech stocks fell in line with the market. We had some good picks and some bad ones, and those performances canceled each other out relative to the S&P 500. We minimized the downside in electrical equipment stocks by underweighting Lucent, Nortel, and
JDS Uniphase. But some of our small overweights in mid-cap semiconductor stocks--ESS Technology, Arrow Electronics, and Avnet--didn't work out.

TOUGH TIME IN UTILITIES

Utility stocks fell sharply in 2002, riddled by accounting scandals and ongoing investigations into energy trading practices. VP Income & Growth dodged several bullets in the utilities sector, including Dynegy, AES, and Calpine. But overweights in Aquila and Centerpoint were two of our worst picks. Those utilities were extremely cheap with high dividend yields, but debt problems and plummeting revenues led to poor performances.

OUTLOOK

Record low interest rates and the federal government's stimulus plans should continue to help the economy. And corporate profits finally rebounded in 2002, giving the economic recovery a base to build upon. But there's still a  lot of uncertainty out there, including worries about consumer demand and geopolitical conflicts. Whatever the economy delivers, there will be opportunities for stock pickers to add value. We'll continue to search for individual stocks with solid fundamentals and unrecognized growth potential.

FIVE LARGEST OVERWEIGHTS
COMPARED WITH THE S&P 500 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Bank of America Corp.                       4.01%                 1.28%
-------------------------------------------------------------------------------
Eastman Kodak Co.                           2.19%                 0.13%
-------------------------------------------------------------------------------
Verizon Communications                      2.64%                 1.31%
-------------------------------------------------------------------------------
Fidelity National
Financial Inc.                              1.27%                  --
-------------------------------------------------------------------------------
Marathon Oil Corp.                          1.23%                 0.08%
-------------------------------------------------------------------------------

FIVE LARGEST UNDERWEIGHTS
COMPARED WITH THE S&P 500 INDEX (AS OF 12/31/02)
-------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
-------------------------------------------------------------------------------
Wal-Mart Stores Inc.                        0.84%                 2.75%
-------------------------------------------------------------------------------
American International
Group Inc.                                  0.45%                 1.86%
-------------------------------------------------------------------------------
Coca-Cola Co.                                --                   1.34%
-------------------------------------------------------------------------------
Eli Lilly & Co.                              --                   0.88%
-------------------------------------------------------------------------------
Medtronic Inc.                               --                   0.69%
-------------------------------------------------------------------------------

Investment terms are defined in the Glossary.

                                                                          -----
                                                                          5

VP Income & Growth -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 98.6%

AIRLINES -- 0.2%
--------------------------------------------------------------------------------
                      15,500   Delta Air Lines Inc.                $    187,550
--------------------------------------------------------------------------------
                      60,400   Southwest Airlines Co.                   839,560
--------------------------------------------------------------------------------
                                                                      1,027,110
--------------------------------------------------------------------------------
ALCOHOL -- 0.2%
--------------------------------------------------------------------------------
                      22,300   Adolph Coors Company Cl B              1,365,875
--------------------------------------------------------------------------------
APPAREL & TEXTILES --  0.3%
--------------------------------------------------------------------------------
                      46,000   VF Corp.                               1,658,300
--------------------------------------------------------------------------------
BANKS -- 11.2%
--------------------------------------------------------------------------------
                     141,700   AmSouth Bancorporation                 2,720,640
--------------------------------------------------------------------------------
                     350,600   Bank of America Corp.                 24,391,241
--------------------------------------------------------------------------------
                      15,600   Bank One Corp.                           570,180
--------------------------------------------------------------------------------
                     498,900   Citigroup Inc.                        17,556,291
--------------------------------------------------------------------------------
                      92,900   First Tennessee National Corp.         3,338,826
--------------------------------------------------------------------------------
                      30,800   Hibernia Corp. Cl A                      592,592
--------------------------------------------------------------------------------
                      18,200   National City Corp.                      497,224
--------------------------------------------------------------------------------
                      14,000   PNC Financial Services Group             586,600
--------------------------------------------------------------------------------
                     245,500   U.S. Bancorp                           5,209,510
--------------------------------------------------------------------------------
                      25,500   Union Planters Corp.                     717,570
--------------------------------------------------------------------------------
                      81,400   UnionBanCal Corporation                3,196,578
--------------------------------------------------------------------------------
                     140,000   Wachovia Corp.                         5,101,600
--------------------------------------------------------------------------------
                      96,300   Wells Fargo & Co.                      4,513,581
--------------------------------------------------------------------------------
                                                                     68,992,433
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.0%
--------------------------------------------------------------------------------
                      95,052   Amgen Inc.(1)                          4,596,714
--------------------------------------------------------------------------------
                      82,200   Applera Corp.-Applied
                               Biosystems Group                       1,441,788
--------------------------------------------------------------------------------
                       7,500   Chiron Corp.(1)                          282,150
--------------------------------------------------------------------------------
                       7,300   SICOR Inc.(1)                            115,742
--------------------------------------------------------------------------------
                                                                      6,436,394
--------------------------------------------------------------------------------
CHEMICALS -- 1.9%
--------------------------------------------------------------------------------
                      17,200   Bemis Co., Inc.                          853,636
--------------------------------------------------------------------------------
                      16,000   Eastman Chemical Company                 588,320
--------------------------------------------------------------------------------
                     218,900   Goodyear Tire & Rubber Co.
                               (The)                                  1,490,709
--------------------------------------------------------------------------------
                     111,300   Lubrizol Corp.                         3,394,650
--------------------------------------------------------------------------------
                      28,544   Owens-Illinois, Inc.(1)                  416,172
--------------------------------------------------------------------------------
                      20,400   RPM International, Inc.                  311,712
--------------------------------------------------------------------------------
                     170,900   Sherwin-Williams Co.                   4,827,925
--------------------------------------------------------------------------------
                                                                     11,883,124
--------------------------------------------------------------------------------
CLOTHING STORES -- 0.1%
--------------------------------------------------------------------------------
                      55,600   Limited Brands                           774,508
--------------------------------------------------------------------------------
                       3,100   Payless ShoeSource, Inc.(1)              159,557
--------------------------------------------------------------------------------
                                                                        934,065
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
COMPUTER HARDWARE &  BUSINESS MACHINES -- 3.6%
--------------------------------------------------------------------------------
                     367,600   Cisco Systems Inc.(1)               $  4,813,722
--------------------------------------------------------------------------------
                     130,600   Dell Computer Corp.(1)                 3,496,815
--------------------------------------------------------------------------------
                     379,731   Hewlett-Packard Co.                    6,592,129
--------------------------------------------------------------------------------
                     196,400   IKON Office Solutions Inc.             1,404,260
--------------------------------------------------------------------------------
                      19,600   Imation Corporation(1)                   687,568
--------------------------------------------------------------------------------
                      54,600   Ingram Micro Inc. Cl A(1)                674,310
--------------------------------------------------------------------------------
                      14,300   Qlogic Corp.(1)                          493,422
--------------------------------------------------------------------------------
                      33,300   Storage Technology Corp.(1)              713,286
--------------------------------------------------------------------------------
                      30,100   Tech Data Corp.(1)                       813,754
--------------------------------------------------------------------------------
                      78,600   Western Digital Corp.(1)                 502,254
--------------------------------------------------------------------------------
                     206,100   Xerox Corp.(1)                         1,659,105
--------------------------------------------------------------------------------
                                                                     21,850,625
--------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 3.5%
--------------------------------------------------------------------------------
                      93,000   Activision, Inc.(1)                    1,355,010
--------------------------------------------------------------------------------
                     186,700   Compuware Corp.(1)                       895,227
--------------------------------------------------------------------------------
                       2,500   Electronic Arts Inc.(1)                  124,350
--------------------------------------------------------------------------------
                     332,600   Microsoft Corp.(1)                    17,202,072
--------------------------------------------------------------------------------
                     173,700   Oracle Corp.(1)                        1,877,697
--------------------------------------------------------------------------------
                                                                     21,454,356
--------------------------------------------------------------------------------
CONSTRUCTION & REAL PROPERTY -- 1.3%
--------------------------------------------------------------------------------
                      56,500   Centex Corp.                           2,836,300
--------------------------------------------------------------------------------
                      36,600   Fluor Corp.                            1,024,800
--------------------------------------------------------------------------------
                      53,200   KB Home                                2,279,620
--------------------------------------------------------------------------------
                       6,300   NVR, Inc.(1)                           2,050,650
--------------------------------------------------------------------------------
                                                                      8,191,370
--------------------------------------------------------------------------------
CONSUMER DURABLES -- 0.2%
--------------------------------------------------------------------------------
                      28,735   Carlisle Companies, Inc.               1,189,054
--------------------------------------------------------------------------------
                       2,500   Whirlpool Corp.                          130,550
--------------------------------------------------------------------------------
                                                                      1,319,604
--------------------------------------------------------------------------------
DEFENSE/AEROSPACE -- 0.3%
--------------------------------------------------------------------------------
                      33,700   Honeywell International Inc.             808,800
--------------------------------------------------------------------------------
                       2,100   L-3 Communications Holdings,
                               Inc.(1)                                   94,311
--------------------------------------------------------------------------------
                      11,300   Northrop Grumman Corp.                 1,096,100
--------------------------------------------------------------------------------
                                                                      1,999,211
--------------------------------------------------------------------------------
DEPARTMENT STORES -- 3.1%
--------------------------------------------------------------------------------
                     163,100   Dillard's Inc.                         2,586,766
--------------------------------------------------------------------------------
                     203,300   Federated Department Stores,
                               Inc.(1)                                5,846,908
--------------------------------------------------------------------------------
                     182,800   J.C. Penney Company, Inc.              4,206,228
--------------------------------------------------------------------------------
                      24,700   May Department Stores Co.
                              (The)                                     567,606
--------------------------------------------------------------------------------
                      19,200   Saks Incorporated(1)                     225,408
--------------------------------------------------------------------------------
                       9,200   Target Corp.                             276,000
--------------------------------------------------------------------------------
                     101,700   Wal-Mart Stores, Inc.                  5,136,867
--------------------------------------------------------------------------------
                                                                     18,845,783
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                    (contined)

-----
    6

VP Income & Growth -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
DRUGS -- 8.1%
--------------------------------------------------------------------------------
                      61,500   Abbott Laboratories                 $  2,460,000
--------------------------------------------------------------------------------
                     104,600   Bristol-Myers Squibb Co.               2,421,490
--------------------------------------------------------------------------------
                     212,500   Johnson & Johnson                     11,413,375
--------------------------------------------------------------------------------
                      19,500   King Pharmaceuticals, Inc.(1)            335,205
--------------------------------------------------------------------------------
                     264,300   Merck & Co., Inc.                     14,962,022
--------------------------------------------------------------------------------
                      16,400   Mylan Laboratories Inc.                  572,360
--------------------------------------------------------------------------------
                     434,600   Pfizer, Inc.                          13,285,722
--------------------------------------------------------------------------------
                      14,700   Pharmacia Corp.                          614,460
--------------------------------------------------------------------------------
                     111,700   Schering-Plough Corp.                  2,479,740
--------------------------------------------------------------------------------
                      42,600   Watson Pharmaceuticals, Inc.(1)        1,204,302
--------------------------------------------------------------------------------
                                                                     49,748,676
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.1%
--------------------------------------------------------------------------------
                      58,000   Anixter International Inc.(1)          1,348,500
--------------------------------------------------------------------------------
                      28,800   Celestica Inc.(1)                        406,080
--------------------------------------------------------------------------------
                     290,100   Motorola, Inc.                         2,509,365
--------------------------------------------------------------------------------
                      17,400   QUALCOMM Inc.(1)                         632,664
--------------------------------------------------------------------------------
                      69,400   Scientific-Atlanta, Inc.                 823,084
--------------------------------------------------------------------------------
                      85,200   Solectron Corp.(1)                       302,460
--------------------------------------------------------------------------------
                      29,100   SPX Corp.(1)                           1,089,795
--------------------------------------------------------------------------------
                                                                      7,111,948
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES -- 2.6%
--------------------------------------------------------------------------------
                      12,173   Alliant Energy Corp.                     201,463
--------------------------------------------------------------------------------
                     155,000   American Electric Power                4,236,149
--------------------------------------------------------------------------------
                      26,679   Dominion Resources Inc.                1,464,677
--------------------------------------------------------------------------------
                      19,400   Duke Energy Corp.                        379,076
--------------------------------------------------------------------------------
                      64,300   Edison International(1)                  761,955
--------------------------------------------------------------------------------
                      19,100   Entergy Corp.                            870,769
--------------------------------------------------------------------------------
                      50,150   Exelon Corp.                           2,646,416
--------------------------------------------------------------------------------
                      14,281   FirstEnergy Corp.                        470,845
--------------------------------------------------------------------------------
                      14,200   OGE Energy Corp.                         249,920
--------------------------------------------------------------------------------
                      83,430   Public Service Enterprise
                               Group Inc.                             2,678,103
--------------------------------------------------------------------------------
                      62,600   Southern Co.                           1,777,214
--------------------------------------------------------------------------------
                       8,100   TECO Energy, Inc.                        125,307
--------------------------------------------------------------------------------
                                                                     15,861,894
--------------------------------------------------------------------------------
ENERGY RESERVES & PRODUCTION -- 5.8%
--------------------------------------------------------------------------------
                      83,100   ChevronTexaco Corp.                    5,524,488
--------------------------------------------------------------------------------
                      57,000   ConocoPhillips                         2,758,230
--------------------------------------------------------------------------------
                     493,100   Exxon Mobil Corp.(2)                  17,228,914
--------------------------------------------------------------------------------
                     131,200   Kinder Morgan Energy
                               Partners, L.P.                         4,592,000
--------------------------------------------------------------------------------
                     192,100   Occidental Petroleum Corp.             5,465,245
--------------------------------------------------------------------------------
                                                                     35,568,877
--------------------------------------------------------------------------------
ENTERTAINMENT -- 1.2%
--------------------------------------------------------------------------------
                     175,200   Viacom, Inc. Cl B(1)                   7,141,152
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES -- 6.0%
--------------------------------------------------------------------------------
                      20,900   American Express Co.                $    738,815
--------------------------------------------------------------------------------
                      41,000   Block (H & R), Inc.                    1,648,200
--------------------------------------------------------------------------------
                      83,800   Capital One Financial Corp.            2,490,536
--------------------------------------------------------------------------------
                      64,700   Countrywide Financial
                               Corporation                            3,341,755
--------------------------------------------------------------------------------
                     124,300   Fannie Mae                             7,996,219
--------------------------------------------------------------------------------
                      72,500   Freddie Mac                            4,281,125
--------------------------------------------------------------------------------
                     607,700   General Electric Co.                  14,797,495
--------------------------------------------------------------------------------
                      47,400   Household International, Inc.          1,318,194
--------------------------------------------------------------------------------
                                                                     36,612,339
--------------------------------------------------------------------------------
FOOD & BEVERAGE -- 3.0%
--------------------------------------------------------------------------------
                     177,314   Archer-Daniels-Midland Co.             2,198,694
--------------------------------------------------------------------------------
                      47,600   Coca-Cola Enterprises Inc.             1,033,872
--------------------------------------------------------------------------------
                     307,600   ConAgra Foods, Inc.                    7,693,076
--------------------------------------------------------------------------------
                      33,900   Dean Foods Co.(1)                      1,257,690
--------------------------------------------------------------------------------
                      53,300   PepsiCo, Inc.                          2,250,326
--------------------------------------------------------------------------------
                      11,300   Sara Lee Corp.                           254,363
--------------------------------------------------------------------------------
                     272,000   Tyson Foods, Inc. Cl A                 3,051,840
--------------------------------------------------------------------------------
                      13,700   Unilever N.V. New York Shares            845,427
--------------------------------------------------------------------------------
                                                                     18,585,288
--------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.7%
--------------------------------------------------------------------------------
                     181,126   Georgia-Pacific Corp.                  2,926,996
--------------------------------------------------------------------------------
                       7,600   International Paper Co.                  265,772
--------------------------------------------------------------------------------
                      21,300   Rayonier, Inc.                           963,825
--------------------------------------------------------------------------------
                                                                      4,156,593
--------------------------------------------------------------------------------
GAS & WATER UTILITIES -- 2.2%
--------------------------------------------------------------------------------
                     241,400   CMS Energy Corp.                       2,278,816
--------------------------------------------------------------------------------
                      64,300   Keyspan Energy Corp.                   2,265,932
--------------------------------------------------------------------------------
                      35,400   NICOR Inc.                             1,204,662
--------------------------------------------------------------------------------
                      62,400   NiSource Inc.                          1,248,000
--------------------------------------------------------------------------------
                     230,868   Sempra Energy                          5,460,028
--------------------------------------------------------------------------------
                      20,704   UGI Corporation                          774,123
--------------------------------------------------------------------------------
                                                                     13,231,561
--------------------------------------------------------------------------------
GROCERY STORES -- 0.6%
--------------------------------------------------------------------------------
                     174,500   Supervalu Inc.                         2,880,995
--------------------------------------------------------------------------------
                      51,164   Winn-Dixie Stores, Inc.                  781,786
--------------------------------------------------------------------------------
                                                                      3,662,781
--------------------------------------------------------------------------------
HEAVY ELECTRICAL EQUIPMENT -- 0.8%
--------------------------------------------------------------------------------
                       7,000   Eaton Corp.                              546,770
--------------------------------------------------------------------------------
                      75,000   United Technologies Corp.              4,645,500
--------------------------------------------------------------------------------
                                                                      5,192,270
--------------------------------------------------------------------------------
HOME PRODUCTS -- 3.6%
--------------------------------------------------------------------------------
                         791   Clorox Company                            32,629
--------------------------------------------------------------------------------
                     111,800   Fortune Brands, Inc.                   5,199,818
--------------------------------------------------------------------------------
                      27,600   Kimberly-Clark Corp.                   1,310,172
--------------------------------------------------------------------------------
                      22,000   Newell Rubbermaid Inc.                   667,260
--------------------------------------------------------------------------------
                     175,400   Procter & Gamble Co. (The)            15,073,876
--------------------------------------------------------------------------------
                                                                     22,283,755
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                    (contined)

                                                                          -----
                                                                          7

VP Income & Growth -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
HOTELS(3)
--------------------------------------------------------------------------------
                       1,900   Harrah's Entertainment, Inc.(1)     $     75,240
--------------------------------------------------------------------------------
INDUSTRIAL PARTS -- 1.0%
--------------------------------------------------------------------------------
                      35,305   Black & Decker Corporation             1,514,231
--------------------------------------------------------------------------------
                       6,300   Energizer Holdings, Inc.(1)              175,770
--------------------------------------------------------------------------------
                      10,914   Magna International Inc. Cl A            612,821
--------------------------------------------------------------------------------
                      51,100   Shaw Group Inc. (The)(1)                 840,595
--------------------------------------------------------------------------------
                      42,700   Timken Co.                               815,570
--------------------------------------------------------------------------------
                     105,390   Tyco International Ltd.                1,800,062
--------------------------------------------------------------------------------
                      15,300   York International Corp.                 391,221
--------------------------------------------------------------------------------
                                                                      6,150,270
--------------------------------------------------------------------------------
INFORMATION SERVICES -- 3.0%
--------------------------------------------------------------------------------
                      73,200   Computer Sciences Corp.(1)             2,521,740
--------------------------------------------------------------------------------
                     161,200   Electronic Data Systems Corp.          2,970,916
--------------------------------------------------------------------------------
                      21,100   First Data Corporation                   747,151
--------------------------------------------------------------------------------
                     108,100   International Business
                               Machines Corp.                         8,377,750
--------------------------------------------------------------------------------
                      46,800   Moore Corporation Ltd.(1)                425,880
--------------------------------------------------------------------------------
                     159,000   Viad Corporation                       3,553,650
--------------------------------------------------------------------------------
                                                                     18,597,087
--------------------------------------------------------------------------------
INTERNET -- 0.2%
--------------------------------------------------------------------------------
                      25,000   Checkfree Corp.(1)                       399,750
--------------------------------------------------------------------------------
                      19,900   Overture Services Inc.(1)                543,768
--------------------------------------------------------------------------------
                      13,400   Yahoo! Inc.(1)                           219,023
--------------------------------------------------------------------------------
                                                                      1,162,541
--------------------------------------------------------------------------------
LEISURE -- 2.3%
--------------------------------------------------------------------------------
                      15,600   Brunswick Corp.                          309,816
--------------------------------------------------------------------------------
                     380,800   Eastman Kodak Co.                     13,343,232
--------------------------------------------------------------------------------
                      21,300   GTECH Holdings Corp.(1)                  593,418
--------------------------------------------------------------------------------
                                                                     14,246,466
--------------------------------------------------------------------------------
LIFE & HEALTH INSURANCE -- 1.4%
--------------------------------------------------------------------------------
                      90,100   AmerUs Group Co.                       2,547,127
--------------------------------------------------------------------------------
                      64,700   CIGNA Corp.                            2,660,464
--------------------------------------------------------------------------------
                      29,700   MetLife, Inc.                            803,088
--------------------------------------------------------------------------------
                      54,400   Protective Life Corp.                  1,497,088
--------------------------------------------------------------------------------
                      67,700   UnumProvident Corp.                    1,187,458
--------------------------------------------------------------------------------
                                                                      8,695,225
--------------------------------------------------------------------------------
MEDIA -- 2.4%
--------------------------------------------------------------------------------
                     464,050   AOL Time Warner Inc.(1)                6,079,055
--------------------------------------------------------------------------------
                      37,000   Clear Channel
                               Communications, Inc.(1)                1,379,730
--------------------------------------------------------------------------------
                     147,005   Comcast Corporation(1)                 3,467,848
--------------------------------------------------------------------------------
                     140,900   Disney (Walt) Company                  2,298,079
--------------------------------------------------------------------------------
                      36,803   Hearst-Argyle Television, Inc.(1)        887,320
--------------------------------------------------------------------------------
                       7,600   Omnicom Group Inc.                       490,960
--------------------------------------------------------------------------------
                                                                     14,602,992
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
--------------------------------------------------------------------------------
                      48,600   Fisher Scientific International(1)  $  1,461,888
--------------------------------------------------------------------------------
                      29,100   Guidant Corporation(1)                   897,735
--------------------------------------------------------------------------------
                      30,800   Invitrogen Corp.(1)                      963,886
--------------------------------------------------------------------------------
                      21,700   PerkinElmer, Inc.                        179,025
--------------------------------------------------------------------------------
                                                                      3,502,534
--------------------------------------------------------------------------------
MEDICAL PROVIDERS & SERVICES -- 1.2%
--------------------------------------------------------------------------------
                      26,200   AmerisourceBergen Corp.                1,422,922
--------------------------------------------------------------------------------
                       9,800   Cardinal Health, Inc.                    580,062
--------------------------------------------------------------------------------
                      70,700   McKesson Corp.                         1,911,021
--------------------------------------------------------------------------------
                      30,249   Oxford Health Plans, Inc.(1)           1,102,576
--------------------------------------------------------------------------------
                      48,500   Quintiles Transnational Corp.(1)         586,608
--------------------------------------------------------------------------------
                       8,780   WellChoice Inc.(1)                       210,281
--------------------------------------------------------------------------------
                      19,700   Wellpoint Health Networks
                               Inc.(1)                                1,401,852
--------------------------------------------------------------------------------
                                                                      7,215,322
--------------------------------------------------------------------------------
MINING & METALS -- 0.4%
--------------------------------------------------------------------------------
                      60,100   United States Steel Corp.                788,512
--------------------------------------------------------------------------------
                     116,300   Worthington Industries, Inc.           1,772,412
--------------------------------------------------------------------------------
                                                                      2,560,924
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.8%
--------------------------------------------------------------------------------
                      50,200   ArvinMeritor, Inc.                       836,834
--------------------------------------------------------------------------------
                     132,000   Ford Motor Co.                         1,227,600
--------------------------------------------------------------------------------
                      13,000   General Motors Corp.                     479,180
--------------------------------------------------------------------------------
                      21,000   Johnson Controls, Inc.                 1,683,570
--------------------------------------------------------------------------------
                      14,200   Lear Corporation(1)                      472,576
--------------------------------------------------------------------------------
                                                                      4,699,760
--------------------------------------------------------------------------------
OIL REFINING -- 1.4%
--------------------------------------------------------------------------------
                     353,000   Marathon Oil Corp.                     7,515,370
--------------------------------------------------------------------------------
                      16,000   Northern Border Partners LP              605,920
--------------------------------------------------------------------------------
                      32,600   Plains All American Pipeline LP          795,440
--------------------------------------------------------------------------------
                                                                      8,916,730
--------------------------------------------------------------------------------
OIL SERVICES -- 0.9%
--------------------------------------------------------------------------------
                     117,700   Halliburton Co.                        2,202,167
--------------------------------------------------------------------------------
                     139,900   Transocean Sedco Forex, Inc.           3,245,680
--------------------------------------------------------------------------------
                                                                      5,447,847
--------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE -- 3.4%
--------------------------------------------------------------------------------
                      45,600   Allstate Corporation                   1,686,744
--------------------------------------------------------------------------------
                      47,800   American International Group,
                               Inc.                                   2,765,230
--------------------------------------------------------------------------------
                     236,141   Fidelity National Financial, Inc.      7,752,509
--------------------------------------------------------------------------------
                     142,800   First American Financial Corp.
                               (The)                                  3,170,160
--------------------------------------------------------------------------------
                       8,600   Odyssey Re Holdings Corp.                152,220
--------------------------------------------------------------------------------
                     194,900   Old Republic International
                               Corp.                                  5,457,200
--------------------------------------------------------------------------------
                                                                     20,984,063
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                    (contined)

-----
    8

VP Income & Growth -- Schedule of Investments

DECEMBER 31, 2002

Shares                                                                   Value
--------------------------------------------------------------------------------
PUBLISHING -- 0.7%
--------------------------------------------------------------------------------
                     148,029   American Greetings Corp.
                               Cl A(1)                             $  2,338,858
--------------------------------------------------------------------------------
                      46,600   Tribune Co.                            2,118,436
--------------------------------------------------------------------------------
                                                                      4,457,294
--------------------------------------------------------------------------------
RAILROADS -- 0.4%
--------------------------------------------------------------------------------
                      27,300   Burlington Northern Santa Fe
                               Corp.                                    710,073
--------------------------------------------------------------------------------
                      13,200   CSX Corporation                          373,692
--------------------------------------------------------------------------------
                      23,900   Norfolk Southern Corp.                   477,761
--------------------------------------------------------------------------------
                      17,300   Union Pacific Corp.                    1,035,751
--------------------------------------------------------------------------------
                                                                      2,597,277
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 0.5%
--------------------------------------------------------------------------------
           15,700  CBL & Associates Properties,
                   Inc.                                                 628,785
--------------------------------------------------------------------------------
                      23,000   Equity Office Properties Trust           574,540
--------------------------------------------------------------------------------
                       5,800   General Growth Properties, Inc.          301,600
--------------------------------------------------------------------------------
                      64,600   HRPT Properties Trust                    532,304
--------------------------------------------------------------------------------
                      10,200   Mack-Cali Realty Corp.                   309,060
--------------------------------------------------------------------------------
                      14,900   Simon Property Group, Inc.               507,643
--------------------------------------------------------------------------------
                                                                      2,853,932
--------------------------------------------------------------------------------
SECURITIES & ASSET MANAGEMENT -- 2.1%
--------------------------------------------------------------------------------
                      43,800   Bear Stearns Companies Inc.
                               (The)                                  2,601,720
--------------------------------------------------------------------------------
                      20,300   John Hancock Financial
                               Services, Inc.                           566,370
--------------------------------------------------------------------------------
                      16,800   Lehman Brothers Holdings Inc.            895,272
--------------------------------------------------------------------------------
                     136,700   Merrill Lynch & Co., Inc.              5,187,765
--------------------------------------------------------------------------------
                      92,300   Morgan Stanley                         3,684,616
--------------------------------------------------------------------------------
                                                                     12,935,743
--------------------------------------------------------------------------------
SEMICONDUCTOR -- 2.4%
--------------------------------------------------------------------------------
                      16,400   Applied Materials, Inc.(1)               213,774
--------------------------------------------------------------------------------
                     109,142   Arrow Electronics, Inc.(1)             1,395,926
--------------------------------------------------------------------------------
                     252,900   Avnet Inc.(1)                          2,738,907
--------------------------------------------------------------------------------
                     112,100   ESS Technology, Inc.(1)                  707,351
--------------------------------------------------------------------------------
                     490,000   Intel Corporation                      7,631,750
--------------------------------------------------------------------------------
                       6,200   Intersil Corporation CI A(1)              86,645
--------------------------------------------------------------------------------
                      25,400   SanDisk Corp.(1)                         515,747
--------------------------------------------------------------------------------
                      95,400   Texas Instruments Inc.                 1,431,954
--------------------------------------------------------------------------------
                      13,100   Vishay Intertechnology, Inc.(1)          146,458
--------------------------------------------------------------------------------
                                                                     14,868,512
--------------------------------------------------------------------------------
SPECIALTY STORES -- 0.9%
--------------------------------------------------------------------------------
                      19,500   Blockbuster, Inc.                        238,875
--------------------------------------------------------------------------------
                      84,800   Home Depot, Inc.                       2,031,808
--------------------------------------------------------------------------------
                      62,700   Office Depot, Inc.(1)                    925,452
--------------------------------------------------------------------------------
                       7,500   Pier 1 Imports, Inc.                     141,975
--------------------------------------------------------------------------------
                      39,400   Rent-A-Center Inc.(1)                  1,971,970
--------------------------------------------------------------------------------
                                                                      5,310,080
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------
TELEPHONE -- 6.0%
--------------------------------------------------------------------------------
                      81,443   AT&T Corp.                          $  2,126,477
--------------------------------------------------------------------------------
                     246,900   BellSouth Corp.                        6,387,303
--------------------------------------------------------------------------------
                      29,500   CenturyTel Inc.                          866,710
--------------------------------------------------------------------------------
                     308,600   SBC Communications Inc.                8,366,146
--------------------------------------------------------------------------------
                     233,267   Sprint Corporation                     3,377,706
--------------------------------------------------------------------------------
                     414,500   Verizon Communications                16,061,875
--------------------------------------------------------------------------------
                                                                     37,186,217
--------------------------------------------------------------------------------
THRIFTS -- 0.5%
--------------------------------------------------------------------------------
                       4,200   New York Community
                               Bancorp Inc.                             121,296
--------------------------------------------------------------------------------
                      87,850   Washington Mutual, Inc.                3,033,461
--------------------------------------------------------------------------------
                                                                      3,154,757
--------------------------------------------------------------------------------
TOBACCO -- 1.0%
--------------------------------------------------------------------------------
                     145,500   Philip Morris Companies Inc.           5,897,115
--------------------------------------------------------------------------------
TRUCKING, SHIPPING & AIR FREIGHT -- 1.1%
--------------------------------------------------------------------------------
                      21,500   FedEx Corp.                            1,165,730
--------------------------------------------------------------------------------
                      60,900   Ryder System, Inc.                     1,366,596
--------------------------------------------------------------------------------
                      68,200   United Parcel Service, Inc.
                               Cl B                                   4,302,056
--------------------------------------------------------------------------------
                                                                      6,834,382
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS -- 1.4%
--------------------------------------------------------------------------------
                     157,400   ALLTEL Corp.                           8,027,400
--------------------------------------------------------------------------------
                      47,400   Nextel Communications, Inc.(1)           539,649
--------------------------------------------------------------------------------
                                                                      8,567,049
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $665,566,231)                                                 606,634,743
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS -- 0.3%
ELECTRICAL UTILITIES -- 0.1%
--------------------------------------------------------------------------------
                      23,457   DTE Energy Company, 8.75%,
                               8/16/05                                  640,142
--------------------------------------------------------------------------------
MOTOR VEHICLES & PARTS -- 0.2%
--------------------------------------------------------------------------------
                      22,000   Ford Motor Company Capital
                               Trust II, 6.50%, 1/15/32                 898,700
--------------------------------------------------------------------------------
                      25,700   General Motors Corp.,
                               Series B, 5.25%, 3/6/32                  593,670
--------------------------------------------------------------------------------
                                                                      1,492,370
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $2,331,920)                                                     2,132,512
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                    (contined)

                                                                          -----
                                                                          9

VP Income & Growth -- Schedule of Investments

DECEMBER 31, 2002

                                                                         Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS --
SEGREGATED FOR FUTURES* -- 0.4%
Repurchase Agreement, Goldman Sachs &
Co., (U.S. Treasury obligations), in a joint
trading account at 1.05%, dated
12/31/02,  due 1/2/03 (Delivery value $2,200,128)
(Cost $2,200,000)                                                  $  2,200,000
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.7%
Repurchase Agreement, Goldman Sachs &
Co., (U.S. Treasury obligations), in a joint
trading account at 1.05%, dated
12/31/02,  due 1/2/03 (Delivery value $4,000,233)
(Cost $4,000,000)                                                  $  4,000,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT  SECURITIES -- 100.0%
(COST $674,098,151)                                                $614,967,255
================================================================================

EQUITY FUTURES CONTRACTS*

                                             Underlying Face
     Purchased           Expiration Date     Amount at Value     Unrealized Loss
--------------------------------------------------------------------------------
10   S&P 500 Futures       March 2003          $2,200,000           $(29,798)
                                             ================  =================

*EQUITY FUTURES CONTRACTS typically are based on a stock index and tend to track the performance of the index while remaining very liquid (easy to buy and sell). By investing its cash assets in index futures, the fund has increased equity exposure while maintaining easy access to cash.

NOTES TO SCHEDULE OF INVESTMENTS

(1)  Non-income producing.

(2)  Security, or a portion thereof, has been segregated at the custodian bank or with the broker as initial margin on futures contracts.

(3)  Industry is less than 0.05% of total investment securities.

See Notes to Financial Statements.                                    (contined)

-----
   10

Statement of Assets and Liabilities

DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $674,098,151)             $614,967,255
-----------------------------------------------------------------
Cash                                                                    745,992
-----------------------------------------------------------------
Receivable for investments sold                                          15,388
-----------------------------------------------------------------
Receivable for variation margin on futures contracts                      4,749
-----------------------------------------------------------------
Dividends and interest receivable                                       971,988
--------------------------------------------------------------------------------
                                                                    616,705,372
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Accrued management fees                                                 372,076
-----------------------------------------------------------------
Distribution fees payable                                                   309
--------------------------------------------------------------------------------
                                                                        372,385
--------------------------------------------------------------------------------
NET ASSETS                                                         $616,332,987
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $841,653,755
-----------------------------------------------------------------
Undistributed net investment income                                   8,511,272
-----------------------------------------------------------------
Accumulated net realized loss on investment transactions           (174,671,346)
-----------------------------------------------------------------
Net unrealized depreciation on investments                          (59,160,694)
--------------------------------------------------------------------------------
                                                                   $616,332,987
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $614,423,978
-----------------------------------------------------------------
Shares outstanding                                                  119,055,690
-----------------------------------------------------------------
Net asset value per share                                                 $5.16
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $1,532,637
-----------------------------------------------------------------
Shares outstanding                                                      297,449
-----------------------------------------------------------------
Net asset value per share                                                 $5.15
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $376,372
-----------------------------------------------------------------
Shares outstanding                                                       72,929
-----------------------------------------------------------------
Net asset value per share                                                 $5.16
--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                          -----
                                                                          11

Statement of Operations

YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
INCOME:
-----------------------------------------------------------------
Dividends                                                           $13,152,750
-----------------------------------------------------------------
Interest                                                                125,405
--------------------------------------------------------------------------------
                                                                     13,278,155
--------------------------------------------------------------------------------

EXPENSES:
-----------------------------------------------------------------
Management fees                                                       4,604,925
-----------------------------------------------------------------
Distribution fees -- Class II                                               778
-----------------------------------------------------------------
Directors' fees and expenses                                              7,373
--------------------------------------------------------------------------------
                                                                      4,613,076
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                                 8,665,079
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
--------------------------------------------------------------------------------
Net realized loss on investment transactions                        (65,629,016)
-----------------------------------------------------------------
Change in net unrealized depreciation on investments                (90,408,314)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                   (156,037,330)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(147,372,251)
================================================================================

See Notes to Financial Statements.

-----
   12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2002 AND DECEMBER 31, 2001
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                      2002            2001
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income                               $8,665,079      $6,937,438
------------------------------------------------
Net realized loss                                  (65,629,016)    (57,638,068)
------------------------------------------------
Change in net unrealized depreciation              (90,408,314)     (6,814,056)
--------------------------------------------------------------------------------
Net decrease in net assets
  resulting from operations                       (147,372,251)    (57,514,686)
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------
  Class I                                           (6,895,064)     (5,511,406)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase in net assets from
  capital share transactions                        69,326,315     116,179,752
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              (84,941,000)     53,153,660

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                701,273,987     648,120,327
--------------------------------------------------------------------------------
End of period                                     $616,332,987    $701,273,987
================================================================================

Undistributed net investment income                 $8,511,272      $6,876,214
================================================================================

See Notes to Financial Statements.

                                                                          -----
                                                                          13

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund  (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Sale of the Class II and Class III shares commenced as of May 1, 2002 and June 26, 2002, respectively.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Securities traded over- the-counter are valued at the mean of the latest bid and asked prices or, in the case of certain foreign securities, at the last reported sales price, depending on local convention or regulation. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes are valued through a commercial pricing service. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into stock index futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund  is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments
(variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized  and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions  that the fund's investment manager, American Century Investment
Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code.
Accordingly, no provision has been made for federal or state income taxes.

                                                                    (continued)

-----
   14

Notes to Financial Statements

DECEMBER 31, 2002

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts.

At December 31, 2002, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $142,046,619 (expiring in 2006 through 2010), which may be used to offset future taxable gains.

The fund has elected to treat $10,390,271 of net capital losses incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

USE OF ESTIMATES -- The financial statements  are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee per class. The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly in arrears based on each class's pro rata share of the fund's average daily closing net assets during the previous month. The annual management fee for Class I, Class II, and Class III is 0.70%.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed daily and paid monthly in arrears based on the Class II average daily closing net assets during the previous month. The distribution fee provides compensation for distribution expenses incurred in connection with distributing shares of Class
II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the year ended December 31, 2002, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment manager, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services Corporation.

During the year ended December 31, 2002, the fund invested in a money market fund for temporary purposes, which was managed by J.P. Morgan Investment
Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC. The fund has a bank line of credit agreement with JPM.

                                                                    (continued)

                                                                          -----
                                                                          15

Notes to Financial Statements

DECEMBER 31, 2002

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002, were $546,016,176 and $467,955,472, respectively.

At December 31, 2002, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                 $696,362,406
================================================================================
Gross tax appreciation of investments                            $25,661,094
-----------------------------------------------------------
Gross tax depreciation of investments                           (107,056,245)
--------------------------------------------------------------------------------
Net tax depreciation of investments                             $(81,395,151)
================================================================================

The difference between book-basis and tax-basis unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:
--------------------------------------------------------------------------------
                                                      SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002

SHARES AUTHORIZED                                  300,000,000
================================================================================
Sold                                                37,587,370     $214,999,369
------------------------------------------------
Issued in reinvestment of distributions              1,052,681        6,895,064
------------------------------------------------
Redeemed                                           (28,059,256)    (154,503,788)
--------------------------------------------------------------------------------
Net increase                                        10,580,795      $67,390,645
================================================================================
YEAR ENDED DECEMBER 31, 2001

SHARES AUTHORIZED                                  200,000,000
================================================================================
Sold                                                43,172,972     $283,639,643
------------------------------------------------
Issued in reinvestment of distributions                820,150        5,511,406
------------------------------------------------
Redeemed                                           (26,615,375)    (172,971,297)
--------------------------------------------------------------------------------
Net increase                                        17,377,747     $116,179,752
================================================================================

CLASS II
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002(1)

SHARES AUTHORIZED                                  100,000,000
================================================================================
Sold                                                   394,373       $2,059,871
------------------------------------------------
Redeemed                                               (96,924)        (507,332)
--------------------------------------------------------------------------------
Net increase                                           297,449       $1,552,539
================================================================================

CLASS III
--------------------------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2002(2)

SHARES AUTHORIZED                                  100,000,000
================================================================================
Sold                                                    81,582         $427,045
------------------------------------------------
Redeemed                                                (8,653)         (43,914)
--------------------------------------------------------------------------------
Net increase                                            72,929         $383,131
================================================================================

(1)  May 1, 2002 (commencement of sale) through December 31, 2002.

(2)  June 26, 2002 (commencement of sale) through December 31, 2002.

                                                                    (continued)

-----
   16

Notes to Financial Statements

DECEMBER 31, 2002

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM, has a $620,000,000 unsecured bank line of credit agreement with JPM, which was renewed from
$650,000,000 effective December 17, 2002. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the year ended December 31, 2002.

6. TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, 100% of the ordinary income distributions paid during the fiscal year ended December 31, 2002 qualify the corporate dividends received deduction.

                                                                          -----
                                                                          17

VP Income & Growth -- Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31
----------------------------------------------------------------------------------------------------------
                                                                     CLASS I
----------------------------------------------------------------------------------------------------------
                                        2002           2001           2000           1999       1998
----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Period                  $6.46          $7.11          $8.00          $6.78       $5.39
----------------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income                 0.08(1)        0.06           0.05           0.08(1)     0.03
-----------------------------------
  Net Realized and
  Unrealized Gain (Loss)               (1.32)         (0.65)         (0.90)          1.14        1.41
----------------------------------------------------------------------------------------------------------
  Total From Investment Operations     (1.24)         (0.59)         (0.85)          1.22        1.44
----------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income           (0.06)         (0.06)         (0.04)            --(2)    (0.04)
-----------------------------------
  From Net Realized Gains                --             --             --              --       (0.01)
----------------------------------------------------------------------------------------------------------
  Total Distributions                  (0.06)         (0.06)         (0.04)            --(2)    (0.05)
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $5.16          $6.46          $7.11          $8.00       $6.78
==========================================================================================================
  TOTAL RETURN(3)                     (19.37)%        (8.35)%       (10.62)%        18.02%      26.87%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
  to Average Net Assets                 0.70%          0.70%          0.70%          0.70%        0.70%
-----------------------------------
Ratio of Net Investment Income
  to Average Net Assets                 1.32%          1.05%          0.93%          1.09%        1.43%
-----------------------------------
Portfolio Turnover Rate                   72%            56%            58%            50%          55%
-----------------------------------
Net Assets, End of Period
  (in thousands)                     $614,424       $701,274       $648,120       $459,110     $109,626
----------------------------------------------------------------------------------------------------------

(1)  Computed using average shares outstanding throughout the period.

(2)  Per-share amount was less than $0.005.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

-----
   18

VP Income & Growth -- Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                      CLASS II
--------------------------------------------------------------------------------
                                                                       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $6.22
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------
  Net Investment Income(2)                                               0.05
--------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (1.12)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (1.07)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.15
================================================================================
  TOTAL RETURN(3)                                                      (17.20)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                                  0.95%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                                  1.42%(4)
--------------------------------------------------------------------
Portfolio Turnover Rate                                                  72%(5)
--------------------------------------------------------------------
Net Assets, End of Period
(in thousands)                                                          $1,533
--------------------------------------------------------------------------------

(1)  May 1, 2002 (commencement of sale) through December 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

                                                                          -----
                                                                          19

VP Income & Growth -- Financial Highlights

For a Share Outstanding Throughout the Period Indicated
--------------------------------------------------------------------------------
                                                                      CLASS III
--------------------------------------------------------------------------------
                                                                       2002(1)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                    $5.63
--------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------------------------------------
  Net Investment Income(2)                                               0.04
--------------------------------------------------------------------
  Net Realized and Unrealized Loss                                      (0.51)
--------------------------------------------------------------------------------
  Total From Investment Operations                                      (0.47)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $5.16
================================================================================
  TOTAL RETURN(3)                                                       (8.35)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                                                  0.70%(4)
--------------------------------------------------------------------
Ratio of Net Investment Income
to Average Net Assets                                                  1.63%(4)
--------------------------------------------------------------------
Portfolio Turnover Rate                                                  72%(5)
--------------------------------------------------------------------
Net Assets, End of Period
(in thousands)                                                            $376
--------------------------------------------------------------------------------

(1)  June 26, 2002 (commencement of sale) through December 31, 2002.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

(5)  Portfolio turnover is calculated at the fund level. Percentage indicated
     was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

-----
   20

Independent Auditors' Report

The Board of Directors and Shareholders,
American Century Variable Portfolios, Inc:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Income & Growth Fund, (the "Fund"), one of
the funds comprising American Century Variable Portfolios, Inc., as of December
31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and  the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2002 by correspondence with the custodian and brokers; where replies were  not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VP
Income & Growth Fund as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2003

                                                                          -----
                                                                          21

Management

The individuals listed below serve as directors or officers of the fund.  Those listed as interested directors  are "interested" primarily by virtue  of their engagement as officers of American Century Companies, Inc. (ACC) or its wholly-owned subsidiaries, including the fund's investment advisor, American
Century Investment Management, Inc. (ACIM); the fund's principal underwriter,
American Century Investment Services, Inc. (ACIS); and the fund's transfer agent, American Century Services Corporation (ACSC).

The other directors (more than  two-thirds of the total number) are independent;
that is, they are not employees or officers of, and have no financial interest in, ACC or any of its wholly-owned subsidiaries, including ACIM, ACIS, and ACSC.

All persons named as officers of the funds also serve in similar capacities for other funds advised by ACIM. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the fund. The listed officers are interested persons of the fund.

INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------
THOMAS A. BROWN (62)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 22

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Strategic Account Implementation
Manager, Applied Industrial Technologies, Inc., a corporation engaged in the sale of bearings and power transmission products

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ROBERT W. DOERING, M.D. (70)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director Emeritus(1)

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly a general surgeon

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
ANDREA C. HALL, PH.D. (57)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, Midwest
Research Institute

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Midwest Research Institute
--------------------------------------------------------------------------------
D.D. (DEL) HOCK (67)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 6

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Chairman, Public
Service Company of Colorado

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, RMI.NET Inc., Allied Motion
Technologies, Inc. and J.D. Edwards & Company
--------------------------------------------------------------------------------

(1) Dr. Robert Doering resigned as full-time director, effective November 5,
    2001, after serving in such capacity for 33 years. Dr. Doering continues to serve the board in an advisory capacity. His position as Director Emeritus is an advisory position and involves attendance at one board meeting per year to review prior year-end results for the funds. He receives all regular board communications, including monthly mailings, industry newsletters, email communications, and company information, but not quarterly board and committee materials relating to meetings that he does not attend. Dr.
    Doering is not a director or a member of the board and has no voting power relating to any matters relating to fund operations. He is not an interested person of the funds or ACIM. He receives an annual stipend of
    $2,500 for his services.

                                                                    (continued)

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   22

Management

INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------
DONALD H. PRATT (64)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Vice Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman of the Board, Butler
Manufacturing Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Butler Manufacturing Company;
Director,  Atlas-Copco, North America Inc.
--------------------------------------------------------------------------------
GALE E. SAYERS (59)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive Officer,
and Founder, Sayers Computer Source

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
M. JEANNINE STRANDJORD (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 8

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President,
Finance--Global Markets Group, Sprint Corporation

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.
--------------------------------------------------------------------------------
TIMOTHY S. WEBSTER (41)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 1

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, American Italian Pasta Company

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------

INTERESTED DIRECTORS
--------------------------------------------------------------------------------
JAMES E. STOWERS, JR. (78)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director, Chairman of the Board

LENGTH OF TIME SERVED (YEARS): 44

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman, Director, and controlling shareholder, ACC; Chairman, ACIM, ACSC, and other ACC subsidiaries; Director,
ACIM, ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
--------------------------------------------------------------------------------
JAMES E. STOWERS III (43)(1)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Director

LENGTH OF TIME SERVED (YEARS): 12

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS:  Co-Chairman, ACC (September 2000
to present); Chief Executive Officer, ACC (June 1996 to September 2000); Chief
Executive Officer, ACIM, ACSC, and other ACC subsidiaries; Director, ACC, ACIM,
ACSC, and other ACC subsidiaries

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 37

OTHER DIRECTORSHIPS HELD BY DIRECTOR: None
-------------------------------------------------------------------------------

(1)  James E. Stowers, Jr. is the father of James E. Stowers III.

                                                                    (continued)

                                                                          -----
                                                                          23

Management

OFFICERS
--------------------------------------------------------------------------------
WILLIAM M. LYONS (47)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: President

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Executive Officer, ACC and
other ACC subsidiaries (September 2000 to present); President, ACC (June 1997 to present); President, ACIM (September 2002 to present); Chief Operating Officer,
ACC (June 1996 to September 2000); General Counsel, ACC, ACIM, ACIS, ACSC, and
other ACC subsidiaries (June 1989  to June 1998); Also serves as: Executive Vice
President, ACIS, ACSC, and other ACC subsidiaries, and Executive Vice President of other ACC subsidiaries
--------------------------------------------------------------------------------
ROBERT T. JACKSON (56)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Executive Vice President

LENGTH OF TIME SERVED (YEARS): 7

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Administrative Officer, ACC
(August 1997 to present); Chief Financial Officer, ACC (May 1995 to October
2002); President, ACSC (January 1999 to present); Executive Vice President, ACC
(May 1995 to present); Also serves as: Executive Vice President and Chief
Financial Officer, ACIM, ACIS, and other ACC subsidiaries, and Treasurer of ACC and other ACC subsidiaries
--------------------------------------------------------------------------------
MARYANNE ROEPKE, CPA (46)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President, Treasurer, and Chief
Accounting Officer

LENGTH OF TIME SERVED (YEARS): 2

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President and Assistant
Treasurer, ACSC
--------------------------------------------------------------------------------
DAVID C. TUCKER (44)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Senior Vice President and General Counsel

LENGTH OF TIME SERVED (YEARS): 4

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Senior Vice President, ACIM, ACIS,
ACSC, and other ACC subsidiaries (June 1998 to present); General Counsel, ACC,
ACIM, ACIS, ACSC, and other ACC subsidiaries (June 1998 to present); Consultant to mutual fund industry (May 1997 to April 1998)
--------------------------------------------------------------------------------
ROBERT LEACH (36)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
C. JEAN WADE (38)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Controller

LENGTH OF TIME SERVED (YEARS): 9

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACSC (February 2000
to present); Controller-Fund Accounting, ACSC
--------------------------------------------------------------------------------
JON ZINDEL (35)
4500 Main Street, Kansas City, MO 64111

POSITION(S) HELD WITH FUND: Tax Officer

LENGTH OF TIME SERVED (YEARS): 5

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, Corporate Tax, ACSC
(April 1998 to present); Vice President, ACIM, ACIS, and other ACC subsidiaries
(April 1999 to present); President, American Century Employee Benefit Services,
Inc. (January 2000 to December 2000); Treasurer, American Century Employee
Benefit Services, Inc. (December 2000 to present); Treasurer, American Century
Ventures, Inc. (December 1999 to January 2001); Director of Taxation, ACSC (July
1996 to April 1998)
--------------------------------------------------------------------------------

The SAI has additional information about the fund's directors and is available without charge upon request by calling 1-800-345-6488.

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   24

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II, and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares.

CLASS II shares are sold through insurance company separate accounts.  Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts.  Class
III shareholders do not pay any commissions or other fees to American Century for the purchase of fund shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

                                                                          -----
                                                                          25

Background Information

INVESTMENT TEAM LEADERS
-----------------------------
PORTFOLIO MANAGERS
-----------------------------
    Kurt Borgwardt
-----------------------------
    John Schniedwind
-----------------------------
    Zili Zhang
-----------------------------
    Vivienne Hsu
-----------------------------

INVESTMENT PHILOSOPHY  AND POLICIES

AMERICAN CENTURY VP INCOME & GROWTH seeks current income and capital appreciation by investing in a diversified portfolio of common stocks. Its goal is to achieve a total return that exceeds the total return of the S&P 500. The fund's management team also targets a dividend yield that is higher than the yield of the S&P 500.

Computer models are used as key tools in the management team's investment decisions. A stock-ranking model analyzes a sizable universe of stocks based on their expected return. The model looks at both growth and value measures such as cash flow, earnings growth, and price/earnings ratio. Once the stocks are ranked, another model creates a portfolio that balances high-ranking stocks with an overall risk level that is comparable to the fund's benchmark index.

COMPARATIVE INDICES

The following indices are used in the report for fund performance comparisons.
They are not investment products available for purchase.

The S&P 500 INDEX is composed of  500 large-capitalization stocks traded  on domestic exchanges. It is considered a broad measure of U.S. stock performance.

The S&P MIDCAP 400 INDEX is composed of 400 mid-capitalization stocks traded on domestic exchanges. It is considered a broad measure of mid-sized stock performance.

The S&P SMALLCAP 600 INDEX is composed of 600 small-capitalization stocks traded on domestic exchanges. It is considered a broad measure of small-company stock performance.

The S&P/BARRA VALUE AND GROWTH indices split the S&P 500, MidCap 400, and
SmallCap 600 indices into groups designed to track the two predominant investment styles in the U.S. equity market. The full S&P indices are divided according to price-to-book ratios, with the value indices containing firms with lower price-to-book ratios and the growth indices consisting of firms with higher price-to-book ratios. Each company is assigned to either the value or growth index so that the two style indices "add up" to the full indices.

The NASDAQ COMPOSITE INDEX is a market capitalization price-only index that reflects the aggregate performance of domestic common stocks traded on  the regular Nasdaq market, as well as national market system-traded foreign common stocks and American Depositary Receipts. It is considered  to represent the performance of smaller-capitalization and growth-oriented U.S. stocks generally.

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   26

Glossary

AVERAGE ANNUAL RETURNS--the annually compounded returns that would have produced a fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year total returns, please refer to the fund's "Financial Highlights."

BLUE CHIP STOCKS -- stocks of the most established companies in American industry. They are generally large, fairly stable companies that have demonstrated consistent earnings and usually have long-term growth potential.
Examples include General Electric and Coca-Cola.

CYCLICAL STOCKS -- generally considered to be stocks whose price and earnings fluctuations tend to follow the ups and downs of the business cycle. Examples include the stocks of automobile manufacturers, steel producers, and textile operators.

DIVIDEND YIELD --a percentage return calculated by dividing a company's annual cash dividend by the current market value of the company's stock.

GROWTH STOCKS -- stocks of companies that have experienced above-average earnings growth and appear likely to continue such growth. These stocks often sell at high P/E ratios. Examples can include the stocks of high-tech, health care, and consumer staple companies.

LARGE-CAPITALIZATION ("LARGE-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of more than $9.2 billion. This is Lipper's market-capitalization breakpoint as of
December 31, 2002, although it may be subject to change based on market fluctuations. The Dow Jones Industrial Average and S&P 500 are representative of large-cap stock performance.

MEDIUM-CAPITALIZATION ("MID-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) between
$2.1 billion and $9.2 billion. This is Lipper's market-capitalization breakpoint as of December 31, 2002, although it may be subject to change based on market fluctuations. The S&P MidCap 400 and Russell 2500 are representative of mid-cap stock performance.

NUMBER OF HOLDINGS -- the number of securities, excluding temporary investments, held by a fund on a given date.

PORTFOLIO TURNOVER -- the percentage of a fund's investment portfolio that is replaced during a given time period, usually a year. Actively managed portfolios tend to have higher turnover than passively managed portfolios such as index funds.

PRICE/BOOK RATIO -- a stock value measurement calculated by dividing a company's stock price by its book value per share, with the result expressed as a multiple instead of as a percentage. (Book value per share is calculated by subtracting a company's liabilities from its assets, then dividing that value by the number of outstanding shares.)

                                                                    (continued)

                                                                          -----
                                                                          27

Glossary

PRICE/EARNINGS (P/E) RATIO -- a stock value measurement calculated by dividing a company's stock price by its earnings per share, with the result expressed as a multiple instead of as a percentage. (Earnings per share is calculated by dividing the after-tax earnings of a corporation by its outstanding shares.)
When this figure is weighted, the impact of each company's P/E ratio is in proportion to the percentage of the fund that the company represents.

SMALL-CAPITALIZATION ("SMALL-CAP") STOCKS -- the stocks of companies with a market capitalization (the total value of a company's outstanding stock) of less than $2.1 billion. This is Lipper's market-capitalization breakpoint as of
December 31, 2002, although it may be subject to change based on market fluctuations. The S&P 600 and Russell 2000 are representative of small-cap stock performance.

TOTAL RETURN--the overall percentage change in the value of a hypothetical investment in the fund, assuming all of the fund's distributions are reinvested.

VALUE STOCKS -- stocks that are considered relatively inexpensive. These stocks are typically characterized by low P/E ratios.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES--breaks down the fund's assets (such as securities, cash, and other receivables) and liabilities (money owed for securities purchased, management fees, and other payables) as of the last day of the reporting period. Subtracting the liabilities from the assets results in the fund's net assets. The net assets divided by shares outstanding is the share price, or net asset value per share. For funds offering multiple classes, this applies for each class of shares. This statement also breaks down the fund's net assets into capital (shareholder investments) and performance (investment income and gains/losses).

STATEMENT OF OPERATIONS--shows how the fund's net assets changed  during the reporting period as a result of the fund's operations. In other words, it shows how much money  the fund made or lost as a result of  dividend and/or interest income, fees and expenses, and investment gains or losses.

STATEMENT OF CHANGES IN NET ASSETS--shows how the fund's net assets changed over the past two reporting periods. It details how much a fund increased or decreased as a result of operations (as detailed on the Statement of
Operations), income and capital gain distributions, and shareholder investments and redemptions.

FINANCIAL HIGHLIGHTS--itemizes investment results and distributions on a per-share basis to illustrate share price changes for each of the last five fiscal years (or less, if the fund or share class is not five years old). It also includes several key statistics for each reporting period, including total return, income ratio (net investment income as a  percentage of average net assets), expense ratio (operating expenses as  a percentage of average net assets),  and portfolio turnover (a gauge of the fund's trading activity).

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   28

[inside back cover - blank]

[back cover]

CONTACT US

www.americancentury.com

Automated Information Line:
1-800-345-8765

Investment Professional Service Representatives:
1-800-345-6488

Telecommunications Device for the Deaf:
1-800-634-4113

American Century Variable Portfolios, Inc.

Investment Manager:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

0302                                  American Century Investment Services, Inc.
SH-ANN-32884                       (c)2003 American Century Services Corporation